FIRST AMENDED
                                  AND RESTATED
                                    LOAN AND
                               SECURITY AGREEMENT

                     CR Resorts Cancun, S. de R.L. de C.V.
                    CR Resorts Los Cabos, S. de R.L. de C.V.
                 CR Resorts Puerto Vallarta, S. de R.L. de C.V.
                     Corporacion Mexitur S. de R.L. de C.V.
             CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V.
              CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V.
         CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V.
                                    Borrower

                    c/o Raintree Resorts International, Inc.
                        10000 Memorial Drive, Suite 480
                              Houston, Texas 77024
                                    Address

                          $20,000,000 Receivables Loan
                           $13,500,000 Inventory Loan

                              Date: April 23, 1999

                          INTERNATIONAL RESORT FINANCE





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                                TABLE OF CONTENTS
                                                                                                                       Page
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1.       DEFINITIONS....................................................................................................1

2.       LOAN COMMITMENT; USE OF PROCEEDS...............................................................................8
         2.1      Loan Commitment; Determination of Advance Amounts.....................................................8
         2.2      Loan Revolver.........................................................................................9
         2.3      Continuation of Obligations Throughout Term...........................................................9
         2.4      Use of Advances.......................................................................................9
         2.5      Repayment of Receivables Loan.........................................................................9
         2.6      Interest..............................................................................................9
         2.7      Minimum Required Payments.............................................................................9
         2.8      Prepayment...........................................................................................10
         2.9      Receivables Loan Fee; Inventory Loan Fee; Custodial Fee; Availability Fee............................11
         2.10     Application of Proceeds of Collateral and Payments...................................................11
         2.11     Borrower's Unconditional Obligation to Make Payments.................................................12

3.       SECURITY 12
         3.1      Grant of Security Interest in Receivables Collateral.................................................12
         3.2      Ineligible Instruments...............................................................................13
         3.3      Lockbox Collections and Servicing....................................................................13
         3.4      Replacement of Agents................................................................................14
         3.5      Maintenance of Security..............................................................................14
         3.6      Liability of Guarantors..............................................................................14

4.       CONDITIONS PRECEDENT TO ADVANCES; MINIMUM AMOUNT AND MAXIMUM FREQUENCY OF ADVANCES; METHOD OF DISBURSEMENT....14
         4.1      Delivery of Loan Documents and Due Diligence Items Prior to Initial Advance..........................14
         4.2      Additional Conditions Precedent for Advances.........................................................17
         4.3      General Conditions Precedent to All Advances.........................................................17
         4.4      Conditions Satisfied at Borrower's Expense...........................................................18
         4.5      Minimum Amount and Maximum Frequency of Advances of the Receivables Loan.............................18
         4.6      Disbursement of Advances.............................................................................18
         4.7      No Waiver............................................................................................18

5.       BORROWER'S REPRESENTATIONS AND WARRANTIES.....................................................................18
         5.1      Good Standing........................................................................................18
         5.2      Power and Authority; Enforceability..................................................................19
         5.3      Borrower's Principal Place of Business...............................................................19
         5.4      No Litigation........................................................................................19
         5.5      Compliance with Legal Requirements...................................................................20
         5.6      No Misrepresentations................................................................................20
         5.7      No Default for Third Party Obligations...............................................................20
         5.8      Payment of Taxes and Other Impositions...............................................................20
         5.9      Sales Activities.....................................................................................20
         5.10     Time-Share Interest Not a Security...................................................................20
         5.11     Zoning Compliance....................................................................................20
         5.12     Eligible Instruments.................................................................................20
         5.13     Assessments and Reserves.............................................................................20
         5.14     Title to and Maintenance of Common Areas and Amenities; Other Title Matters..........................20
         5.15     Receivables Trusts...................................................................................21
         5.16     Year 2000............................................................................................21
         5.17     Survival and Additional Representations and Warranties...............................................21

6.       BORROWER'S COVENANTS..........................................................................................21
         6.1      Borrower's Affirmative Covenants.....................................................................21
         6.2      Borrower's Negative Covenants........................................................................26
         6.3      Additional Covenants re Real Estate..................................................................28
         6.4      Survival of Covenants................................................................................32

7.       DEFAULT  32
         7.1      Events of Default....................................................................................32
         7.2      Remedies.............................................................................................34
         7.3      Application of Proceeds During an Event of Default...................................................34
         7.4      Uniform Commercial Remedies; Sale; Assembly of Receivables Collateral................................34
         7.5      Application of Proceeds..............................................................................35
         7.6      Lender's Right to Perform............................................................................35
         7.7      Non-Exclusive Remedies...............................................................................35
         7.8      Waiver of Marshalling................................................................................35
         7.9      Attorney-in-Fact.....................................................................................36

8.       COSTS AND EXPENSES; INDEMNIFICATION...........................................................................36
         8.1      Costs and Expenses...................................................................................36
         8.2      Indemnification......................................................................................37

9.       CONSTRUCTION AND GENERAL TERMS................................................................................37
         9.1      Special Provisions Relating to Receivables Trusts....................................................37
         9.2      Payment Location.....................................................................................39
         9.3      Entire Agreement.....................................................................................39
         9.4      Powers Coupled with an Interest......................................................................39
         9.5      Counterparts; Facsimile Signatures...................................................................39
         9.6      Notices..............................................................................................39
         9.7      Successors and Assigns...............................................................................40
         9.8      Severability.........................................................................................40
         9.9      Time of Essence......................................................................................40
         9.10     Miscellaneous........................................................................................40
         9.11     CHOICE OF LAW........................................................................................41
         9.12     CHOICE OF JURISDICTION; WAIVER OF VENUE..............................................................41
         9.13     WAIVER OF JURY TRIAL.................................................................................41
         9.14     INDUCEMENT TO LENDER.................................................................................41
         9.15     Compliance With Applicable Usury Law.................................................................42
         9.16     NO RELATIONSHIP WITH PURCHASERS......................................................................42
         9.17     NO JOINT VENTURE.....................................................................................42
         9.18     Standards Applied to Lender's Actions................................................................42
         9.19     Meaning of Subordination.............................................................................42
         9.20     Scope of Reimbursable Attorney's Fees................................................................42
         9.21     Publicity............................................................................................42
         9.22     Joint and Several....................................................................................42
         9.23     Reliance.............................................................................................43
         9.24     Currency.............................................................................................43
         9.25     Consideration........................................................................................43
         9.26     Judgment Currency....................................................................................44

         Schedule .........Schedule of Additional Terms
         Exhibit A.........         Conditions of Eligible Instrument
         Exhibit B.........         Permitted Encumbrances
         Exhibit C.........         Borrower's Certificate
         Exhibit C-1.......         Receivables Re-Assignment
         Exhibit D.........         FINOVA Wiring Information
         Exhibit E.........         Additional Conditions to Receivables Loan Advances
         Exhibit E-1.......         Request for Receivables Loan Advance and Certification
         Exhibit E-2.......         Receivables Assignment
         Exhibit F.........         Request for Inventory Loan Advance and Certification
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This FIRST AMENDED AND RESTATED LOAN AND SECURITY  AGREEMENT is entered into for good and valuable  consideration,  by and between FINOVA CAPITAL CORPORATION,  a
Delaware corporation ("Lender"),  and CR Resorts Cancun, S. de R.L. de C.V. ("CR
Cancun");  CR Resorts Los Cabos,  S. de R.L. de C.V.  ("CR  Cabos");  CR Resorts
Puerto Vallarta, S. de R.L. de C.V. ("CR Puerto Vallarta"); Corporacion Mexitur,
S. de R.L. de C.V. ("Corporacion  Mexitur");  CR Resorts Cancun Timeshare Trust,
S. de R.L. de C.V.  ("Cancun Sub"); CR Resorts Cabos Timeshare Trust, S. de R.L.
de C.V.  ("Cabos Sub"),  and CR Resorts Puerto Vallarta  Timeshare  Trust, S. de
R.L. de C.V. ("Puerto Vallarta Sub"), individually and collectively, jointly and severally,  "Borrower".  This Agreement  amends,  supersedes in its entirety and replaces that certain Loan and Security  Agreement dated as of November 23, 1998 by and among Lender and Borrower  (the  "Original  Agreement").  This  Agreement
extends and renews but does not  extinguish  the liens  granted  pursuant to the
Original Agreement.


1. DEFINITIONS

     As used in this Agreement and the other Loan Documents unless otherwise expressly indicated in this Agreement or the other Loan Documents, the following terms shall have the following meanings (such meanings to be applicable equally both to the singular and plural terms defined).

     "Advance": as the context requires, an advance of the proceeds of the Receivables Loan or the Inventory Loan by Lender to, or on behalf of, Borrower in accordance with the terms and conditions of this Agreement.

     "Affiliate": with respect to any individual or entity, any other individual or entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such individual or entity.

     "Agents": the Servicing Agent and the Lockbox Agent.

     "Agreement": this First Amended and Restated Loan and Security Agreement, as it may be from time to time renewed, amended, restated or replaced.

     "Applicable Usury Law": the usury law chosen by the parties pursuant to the terms of paragraph 9.11 or such other usury law which is applicable if such usury law is not.

     "Articles of Organization": the charter, articles, operating agreement, joint venture agreement, partnership agreement, by-laws and any other written documents evidencing the formation, organization, governance and continuing existence of an entity.

     "Availability Advance": an Advance of the Receivables Loan which is made against an Eligible Instrument after the first Advance of the Receivables Loan made against such Instrument and is based upon the difference at such time between the Borrowing Base of such Instrument and the unpaid principal balance of the Receivables Loan attributable to such Instrument; provided that the substitution of an Eligible Instrument for an ineligible Instrument pursuant to paragraph 3.2 shall not be deemed to be an Availability Advance for purposes of this paragraph, but the first and every subsequent Advance of the Receivables Loan against such substituted Eligible Instrument shall be deemed to be an Availability Advance.

     "Availability Fee": the meaning given to it in paragraph 2.9(c).

     "Base Rate": the publicly announced "Corporate Base" rate of Citibank, N.A., as initially determined on the closing of the Receivables Loan and as the same may thereafter change from time to time. As used above, the "Corporate Base" rate of Citibank shall mean the rate of interest publicly announced from time to time by Citibank, N.A., New York, New York, as the base rate of interest charged by Citibank to its most creditworthy commercial borrowers, notwithstanding the fact that some borrowers of Citibank may borrow from Citibank at rates less than such announced base rate.

     "Basic Interest": the Basic Interest Rate (Inventory) or the Basic Interest Rate (Receivables), as the context requires.

     "Basic Interest Rate (Inventory)": the per annum rate of interest described in the Schedule as the Basic Interest Rate (Inventory).

     "Basic Interest Rate (Receivables)": the per annum rate of interest described in the Schedule as the Basic Interest Rate (Receivables).

     "Borrower": individually and collectively, jointly and severally, the individuals or business organizations signing below and identified above as "Borrower"; and, subject to the restrictions on assignment and transfer contained in this Agreement, their respective successors and assigns.

     "Borrower's  Knowledge":   the  actual,  current  knowledge  of  the  chief
executive officers of Borrower.

     "Business Day": any day other than a Saturday, a Sunday, a national holiday in the United States of

America or Mexico or a day on which banks in Phoenix, Arizona or Mexico City are required to be closed.

     "CILP Assignment": a written assignment to be executed and delivered to Lender by Borrower and creating in favor of Lender a perfected, direct, first and exclusive assignment of the Contracts, Intangibles, Licenses and Permits in order to facilitate Performance of the Obligations, as it may be from time to time renewed, amended, restated or replaced.

     "Collateral": the Receivables Loan Collateral and the collateral pledged to Lender pursuant to the Security Documents and all products and proceeds thereof.

     "Commitment Letter": that certain Commitment Letter from Borrower to Lender dated November 13, 1998 concerning the Receivables Loan and the Inventory Loan.

     "Contracts, Intangibles, Licenses, Permits": all contracts, licenses, permits, plans and other intangibles in which Borrower now or hereafter has rights and are now or hereafter used in connection with the marketing and sale of Time-Share Interests and the management and/or operation of the Time-Share Project.

     "Custodial Fee": the meaning given to it in paragraph 2.9(b).

     "Default Rate": the per annum rate of interest identified in the Schedule as the Default Rate.

     "Dollars" or "$": shall mean United States Dollars.

     "Eligible Instrument": an Instrument which conforms to the standards set forth in Exhibit A. An Instrument that has qualified as an Eligible Instrument shall cease to be an Eligible Instrument upon the date of the first occurrence of any of the following: (a) any installment due with respect to that Instrument becomes more than sixty (60) days past due or (b) that Instrument otherwise fails to continue to conform to the standards set forth in Exhibit A.

     "Environmental Certificate": an environmental certificate executed and delivered to Lender by Borrower and such other persons as Lender may require and containing representations, warranties and covenants regarding the environmental condition of the Time-Share Project, as it may be from time to time renewed, amended, restated or replaced.

     "Event of Default": the meaning set forth in paragraph 7.1.

     "FPSI": FINOVA Portfolio Services, Inc., an Arizona corporation, and its successors and assigns.

     "GAAP": shall mean generally accepted accounting principles as in effect from time to time in the United States of America, consistently applied, throughout the period involved and with the prior periods, which shall include the official interpretations thereof by the Financial Accounting Standards Board or any successor thereto.

     "Guarantor": at any time, a person or entity then required under the terms of this Agreement to guarantee all or any part of the Obligations.

     "Guaranty": a primary, joint and several guaranty or guarantee agreement made by a Guarantor with respect to all or any part of the Obligations, as it may be from time to time renewed, amended, restated or replaced.

     "Guaranty Trusts": collectively (i) with respect to the Club Regina Resort at Los Cabos, that certain Irrevocable Trust Agreement, dated as of August 18, 1997, by and between Desarrollos Turisticos Integrales, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital (predecessor-in-interest to CR Cabos) both as trustor and beneficiary with respect to the Trust Use Rights, the Land Trustee, as trustee, and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as evidenced by Public Instrument No. 55,929, as amended by that certain Amendment to Irrevocable Trust Agreement, dated as of November 28, 1997, by and between CR Cabos, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,158, as further amended by that certain Amendment to Irrevocable Trust Agreement dated as of March 3, 1998 by and between CR Cabos, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,403, and as further amended by that certain Amendment to Irrevocable Trust Agreement (Convenio Modificatorio del Contracto de Fideicomiso Irrevocable) dated as of April 26, 1999 evidenced by Public Instrument No. 67,620 of Notary Public Number 103 for the Federal District of Mexico, executed by Land Trustee, as Trustee, CR Cabos, as beneficiary with respect to the Trust Use Rights, Lender, as beneficiary in guaranty with respect to the Trust Use Rights and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as it may be from time to time renewed, amended, restated or replaced, (ii) with respect to the Club Regina Resort at Cancun, that certain Irrevocable Trust Agreement, dated as of August 18, 1997, by and between Promotora Turistica Nizuc, S. de R.L. de C.V. a Mexican limited responsibility corporation with variable capital (predecessor-in-interest to CR Cancun) both as trustor and beneficiary with respect to the Trust Use Rights, the Land Trustee, as trustee, and Residual Beneficiary as beneficiary with respect to the Trust Residual Interest, as evidenced by Public Instrument No. 55,928, as amended by that certain Amendment to Irrevocable Trust Agreement, dated as of November 28, 1997, by and between CR Cancun, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,162, as further amended by that certain Amendment to Irrevocable Trust Agreement dated as of March 3, 1998 by and between CR Cancun, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,404, and as further amended by that certain Amendment to Irrevocable Trust Agreement (Convenio Modificatorio del Contracto de Fideicomiso Irrevocable) dated as of April 26, 1999 evidenced by Public Instrument No. 67619 of Notary Public Number 103 for the Federal District of Mexico, executed by Land Trustee, as Trustee, CR Cancun, as beneficiary with respect to the Trust Use Rights, Lender, as beneficiary in guaranty with respect to the Trust Use Rights and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as it may be from time to time renewed, amended, restated or replaced, and (iii) with respect to the Club Regina Resort at Puerto Vallarta, that certain Irrevocable Trust Agreement, dated as of August 18, 1997, by and between Promotora y Desarrolladora Pacifico, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital (predecessor-in-interest to CR Puerto Vallarta), both as trustor and beneficiary with respect to the Trust Use Rights, the Land Trustee, as trustee, and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as evidenced by Public Instrument No. 55,927, as amended by that certain Amendment to Irrevocable Trust Agreement, dated as of November 28, 1997, by and between CR Puerto Vallarta, Land Trustee and Residual Beneficiary as evidenced by Public Instrument No. 51,159, as further amended by that certain Amendment to Irrevocable Trust Agreement dated as of March 3, 1998 by and between CR Puerto Vallarta, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,405, and as further amended by Amendment to Irrevocable Trust Agreement (Convenio Modificatorio del Contracto de Fideicomiso Irrevocable) dated as of April 26, 1999 evidenced by Public Instrument No. 67,618 of Notary Public Number 103 for the Federal District of Mexico, executed Land Trustee, as Trustee, CR Puerto Vallarta, as beneficiary with respect to the Trust Use Rights, Lender, as beneficiary in guaranty with respect to the Trust Use Rights, and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as it may be from time to time renewed, amended, restated or replaced. The term Guaranty Trust shall mean any of the Guaranty Trusts.

     "Impositions": all real estate, personal property, excise, privilege, transaction, documentary stamp and other taxes, charges, assessments and levies (including non-governmental assessments and levies such as maintenance charges, association dues and assessments under private covenants, conditions and restrictions) and any interest, costs, fines or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed. Impositions shall include any and all taxes, withholding obligations, deduction, license fees, assessments, charges, fines, penalties, or any property, privilege, excise, real estate or other taxes, charges or assessments currently or hereafter levied or imposed by any state, local or federal authority of Mexico upon or in connection with or measured by the Loan Documents, the Collateral or the principal, interest or other amounts payable by Borrower to Lender under the Loan Documents, together with any amounts which must be withheld from the proceeds of the Collateral pursuant to, without limitation, Sections 871, 881 and 1442 of the IRC. Imposition shall not include taxes payable to the United States of America or to any state or political subdivision thereof measured by the net income payable by Lender.

     "Improvements": any of the Units or any amenities, improvements, common areas, buildings or other structures which are located on any of Club Regina Resort at Cancun, Club Regina Resort at Puerto Vallarta or Club Regina Resort at Los Cabos or that constitute either Trust Residual Interest or the Trust Use Rights.

     "Incipient Default": an event which after notice and/or lapse of time would constitute an Event of Default.

     "Indenture": the Indenture dated December 5, 1997, pursuant to which the Redeemable Senior Notes were issued.

     "Ineligibility Event": the meaning given to it in paragraph 3.2.

     "Interval Sales Payments": the meaning set forth in Section S.4 of the Schedule.

     "Installment Date": the date upon which an installment of principal or interest is due under the Inventory Loan Note or the Receivables Loan Note, as the context requires.

     "Instrument": a purchase money promissory note which has arisen out of a sale of a Time-Share

Interest by Borrower to a Purchaser, and is made payable by such Purchaser in favor of one of CR Cabos, CR Cancun or CR Puerto Vallarta or a predecessor in interest thereto.

     "Insurance Policies": the insurance policies that Borrower is required to maintain and deliver pursuant to paragraph 6.1(c).

     "Inventory Collateral": the Trust Use Rights and all other property and property rights of a Borrower which have been conveyed to Land Trustee for the benefit of Lender as a beneficiary in guaranty under the Guaranty Trusts.

     "Inventory Loan": the loan made pursuant to paragraph 2.1(b).

     "Inventory Loan Borrowing Term": the period commencing on the date of this Agreement and ending on the close of the Business Day (or if not a Business Day, the first Business Day thereafter) on the date identified in the Schedule as the Inventory Loan Borrowing Term Expiration Date.

     "Inventory Loan Fee": the amount identified in the Schedule as the Inventory Loan Fee.

     "Inventory Loan Maturity Date": the date (or if not a Business Day, the first Business Day thereafter) which is identified in the Schedule as the Inventory Loan Maturity Date.

     "Inventory Loan Note": the promissory note to be made and delivered by Borrower to Lender pursuant to paragraph 4.1, having a face amount equal to the Maximum Inventory Loan Amount, dated as of even date herewith, and made payable to Lender to evidence the Inventory Loan, as it may be from time to time renewed, amended, restated or replaced.

     "Inventory Loan Opening Prepayment Date": the date identified in the Schedule as the Inventory Loan Opening Prepayment Date.

     "Inventory Loan Prepayment Premium": an amount to be paid pursuant to paragraph 2.8 upon a prepayment of the Inventory Loan, determined by multiplying the amount of the prepayment by the percentage identified in the Schedule as the Inventory Loan Prepayment Premium and determined in accordance with provisions of the Schedule.

     "IRC": The United States Internal Revenue Code, as amended.

     "Land Trustee": Bancomer, S.A., Institucion de Banca Multiple, Grupo Financiero, Direccion Fiduciaria.

     "Legal Requirements": (a) all present and future judicial decisions, statutes, regulations, permits, licenses or certificates of any governmental authority in any way applicable to Borrower directly or by virtue of its trust beneficial interest on the Time Share Project; and (b) all contracts or agreements (written or oral) by which Borrower directly or by virtue of its trust beneficial interest on the Time Share Project, is bound or, if compliance therewith would otherwise be in conflict with any of the Loan Documents, by which Borrower directly or by virtue of its trust beneficial interest on the Time Share Project, becomes bound with Lender's prior written consent.

     "Lender": FINOVA Capital Corporation, a Delaware corporation, and its successors and assigns.

     "Loan Documents": this Agreement, the Receivables Loan Note, the Inventory Loan Note, any and all Guaranties, any and all Subordination Agreements, the Lockbox Agreement, the Servicing Agreement, the Oversight Agreement, the Environmental Certificate, the Security Documents, and all other documents now or hereafter executed in connection with the Receivables Loan or the Inventory Loan, as they may be from time to time renewed, amended, restated or replaced.

     "Lockbox Agent": business organization identified in the Schedule as the Lockbox Agent, or its successor as lockbox agent under the Lockbox Agreement.

     "Lockbox Agreement": an agreement to be made among Lender, Borrower, Receivables Trustee and Lockbox Agent, which provides for Lockbox Agent to collect through a lockbox payments under Instruments constituting part of the Receivables Collateral and to remit them to Lender, as it may be from time to time renewed, amended, restated or replaced.

     "Maximum Inventory Loan Amount": the amount identified in the Schedule as the Maximum Inventory Loan Amount.

     "Maximum Loan Amount": the amount identified in the Schedule as the Maximum Loan Amount.

     "Maximum Receivables Loan Amount": the amount identified in the Schedule as the Maximum Receivables Loan Amount.

     "Mexican GAAP": generally accepted accounting principals in Mexico in accordance with the provisions established by the Mexican Accountants Institute.

     "Minimum Opinion Matters": (a) a favorable legal opinion of counsel for Borrower and Guarantor, which counsel must be acceptable to Lender, dated as of the day of Required Closing Date, covering the due authorization, execution and delivery of the Loan Documents; the enforceability, validity and binding effect of the Loan Documents and of all legal charges, liens and security interests granted thereby, under law of the state of Arizona and the laws of Mexico; the enforceability under the laws of Mexico of the Arizona choice of law, venue and jurisdiction provisions contained in the Loan Documents; compliance under the laws of Mexico of applicable usury laws; the procedures and requirements which must be satisfied by the Borrower in connection with the making of withholding payments to the Mexican taxing authorities; and such other matters as Lender may require, including without limitation, Lender's satisfaction that under Mexican law, it can achieve the practical realization of the remedies set forth in the Loan Documents. In connection with such usury opinion, counsel shall be required to opine that the Inventory Loan is not usurious under the law of Mexico (without reliance on any usury savings clause).

     (b) A favorable opinion from a tax attorney, acceptable to Lender, providing that Borrower will be exempt from the payment of United States withholding taxes associated with the collection of amounts due and payable pursuant to the Instruments due to the Borrower's foreign jurisdiction of organization, or to the nationality of the purchasers of use rights and memberships and further providing that Lender will not be considered a withholding agent as a result of the making of the Inventory Loan or the Receivables Loan.

     "Minimum Required Time-Share Approvals": official communications issued by the Mexican Consumer Protection Agency (Procuraduria Federal del Consumidor) evidencing that the Purchase Contract and Time-Share Program Consumer Documents were approved and registered by such government agency.

     "Mirror Notes": those notes totaling, in the aggregate, Eighty-Three Million Three Hundred Forty Six Thousand Three Hundred Seventy-Two and 70/100 Dollars ($83,346,372.70) issued by CR Cancun, CR Cabos and CR Puerto Vallarta in favor of CR Resorts Capital S. de R.L. de C.V.

     "Obligations":   all  obligations,   agreements,   duties,   covenants  and
conditions of Borrower to Lender which Borrower is now or hereafter required to Perform under the Loan Documents.

     "Operating Agreements": each of the following: (a) that certain Contrato de Operacion, dated as of March 18, 1998, by and between Starwood Cancun, S. de R.L. de C.V., CR Cancun, CR Resorts Remainder Company, S. de R.L. de C.V., and Bancomer, S.A., Institucion de Banca Multiple, Grupo Financiero Bancomer, Division Fiduciaria, (b) that certain Contrato de Operacion, dated as of March 18, 1998, by and between Starwood Los Cabos, S. de R.L. de C.V., CR Cabos, CR Resorts Remainder Company, S. de R.L. de C.V., and Bancomer, S.A., Institucion de Banca Multiple, Grupo Financiero Bancomer, Division Fiduciaria, and (c) that certain Contrato de Operacion, dated as of March 18, 1998, by and between Starwood Puerto Vallarta, S. de R.L. de C.V., CR Puerto Vallarta, CR Resorts Remainder Company, S. de R.L. de C.V., and Bancomer, S.A., Institucion de Banca Multiple, Grupo Financiero Bancomer, Division Fiduciaria.

     "Oversight Agreement": an agreement between Borrower Lender, FPSI and Servicing Agent, in form and substance satisfactory to Lender, allowing FPSI to oversee and monitor the collection and servicing functions of the Servicing Agent, as it may be from time to time renewed, amended, restated or replaced.

     "Pass-Through Certificates": each of the following: (a) the Club Regina Trust I Trust Certificate Nos. 1 and 2, each of which has been issued, signed, registered and authenticated by Receivables Trustee, together with all replacements and substitutions therefor, each representing an undivided fifty percent (50%) of the beneficial interest in said Receivables Trust, (b) the Club Regina Trust II Trust Certificate Nos. 1 and 2, each of which has been issued, signed, registered and authenticated by Receivables Trustee, together with all replacements and substitutions therefor, each representing an undivided fifty percent (50%) of the beneficial interest in said Receivables Trust and (c) the Club Regina Trust III Trust Certificate Nos. 1 and 2, each of which has been issued, signed, registered and authenticated by Receivables Trustee, together with all replacements and substitutions therefor, each representing an undivided fifty percent (50%) of the beneficial interest in said Receivables Trust.

     "Performance" or "Perform": full, timely and faithful performance of the Obligations by Borrower.

     "Permitted Debt": the meaning given to it in paragraph 6.2(b).

     "Permitted   Encumbrances":   the   rights,   restrictions,   reservations,
encumbrances, easements and liens of record which Lender has agreed to accept as set forth in Exhibit B.

     "Pledge Agreement": individually and collectively, (a) that certain Security Agreement dated as of November 23, 1998, between Receivables Trustee and Lender, pursuant to which Receivables Trustee has granted to Lender a security interest in the Receivables Collateral owned by Receivables Trustee under the Club Regina Trust I as security for Borrower's payment and Performance of the Obligations and as security for Receivables Trustee's Performance of Receivables Trustee's obligations under such Pledge Agreement, in form and substance acceptable to Lender in its discretion, as it may be from time to time renewed, amended, restated or replaced, (b) that certain Security Agreement dated as of November 23, 1998, between Receivables Trustee and Lender, pursuant to which Receivables Trustee has granted to Lender a security interest in the Receivables Collateral owned by Receivables Trustee under the Club Regina Trust II as security for Borrower's payment and Performance of the Obligations and as security for Receivables Trustee's Performance of Receivables Trustee's obligations under such Pledge Agreement, in form and substance acceptable to Lender in its discretion, as it may be from time to time renewed, amended, restated or replaced, and (c) that certain Security Agreement dated of even date herewith between Receivables Trustee and Lender, pursuant to which Receivables Trustee has granted to Lender a security interest in the Receivables Collateral owned by Receivables Trustee under the Club Regina Trust III as security for Borrower's payment and Performance of the Obligations and as security for Receivables Trustee's Performance of Receivables Trustee's obligations under such Pledge Agreement, in form and substance acceptable to Lender in its discretion, as it may be from time to time renewed, amended, restated or replaced.

     "Prepayment Premium": either an Inventory Loan Prepayment Premium or a Receivables Loan Prepayment Premium.

     "Purchase Contract": a purchase contract pursuant to which Borrower has agreed to sell and a third party has agreed to purchase a Time-Share Interest.

     "Purchaser": a purchaser who has executed a Purchase Contract.

     "Quiet Enjoyment Rights": the meaning given to it in paragraph 4.1(b).

     "Real Property": the real property on which the Improvements are located.

     "Receivables": membership, use rights and other consumer receivables arising from the sale of Time-Share Interests in the Time-Share Project.

     "Receivables Assignment": a written assignment of specific Instruments and their proceeds, executed by Borrower and Receivables Trustee substantially in form and substance identical to Exhibit E-2.

     "Receivables Collateral": (a) the Instruments which are now or hereafter assigned, endorsed or delivered to Lender pursuant to this Agreement or against which an Advance of the Receivables Loan has been made; (b) all rights under all documents evidencing, securing or otherwise pertaining to such Instruments, including, without limitation, Purchase Contracts and escrow agreements; (c) all collateral and other security interests given to secure an Instrument; (d) all Borrower's rights under all escrow agreements and accounts pertaining to any of the foregoing; (e) all reservation systems pertaining to the use of Time-Share Interests; (f) the Receivables Trust Collateral; (g) all computer software, files, books and records of Borrower pertaining to any of the foregoing; and (h) the cash and non-cash proceeds of all of the foregoing, including, without limitation (whether or not acquired with cash proceeds), all accounts, chattel paper, contract rights, documents, general intangibles, instruments, fixtures, equipment, inventory and other goods.

     "Receivables Loan": the revolving line of credit loan made pursuant to paragraph 2.1(a).

     "Receivables Loan Borrowing Base": with respect to an Eligible Instrument, an amount equal to the percentage of the unpaid principal balance of such Eligible Instrument identified in the Schedule as the RLBB Principal Balance Percentage.

     "Receivables Loan Borrowing Base Shortfall": at any time, the amount by which the unpaid principal balance of the Receivables Loan exceeds the aggregate Receivables Loan Borrowing Base of all Eligible Instruments.

     "Receivables Loan Borrowing Term": the period commencing on the date of this Agreement and ending on the close of the Business Day (or if not a Business Day, the first Business Day thereafter) on the date identified in the Schedule as the Receivables Loan Borrowing Term Expiration Date.

     "Receivables Loan Collateral": the Receivables Collateral, the Insurance Policies, and any and all other property now or hereafter serving as security for the Performance of the Obligations, and all products and proceeds thereof.

     "Receivables Loan Fee": the amount identified in the Schedule as the Receivables Loan Fee.

     "Receivables Loan Maturity Date": the date (or if not a Business Day, the first Business Day thereafter) which is identified in the Schedule as the Receivables Loan Maturity Date.

     "Receivables Loan Note": a promissory note to be made and delivered by Borrower to Lender pursuant to paragraph 4.1, having a face amount equal to the Maximum Receivables Loan Amount, dated as of November 23, 1998, and made payable to Lender to evidence the Receivables Loan, as it may be from time to time renewed, amended, restated or replaced.

     "Receivables Loan Opening Prepayment Date": the date identified in the Schedule as the Receivables Loan Opening Prepayment Date.

     "Receivables Loan Prepayment Premium": an amount to be paid pursuant to paragraph 2.8 upon a prepayment of the Receivables Loan, determined by multiplying the amount of the prepayment by the percentage identified in the Schedule as the Receivables Loan Prepayment Premium and determined in accordance with provisions of the Schedule.

     "Receivables Trusts": each of: (a) the Club Regina Trust I, established pursuant to that certain Receivables Trust Agreement, dated as of November 23, 1998, by and between Cabos Sub and Puerto Vallarta Sub, collectively as depositor, and Receivables Trustee, as trustee, together with any and all amendments, substitutions and modifications thereof, (b) the Club Regina Trust II, established pursuant to that certain Receivables Trust Agreement, dated as of November 23, 1998, by and between Cabos Sub and Puerto Vallarta Sub, collectively as depositor, and Receivables Trustee, as trustee, together with any and all amendments, substitutions and modifications thereof, and (c) the Club Regina Trust III, established pursuant to that certain Receivables Trust Agreement, dated as of February 20, 1999, by and between Cabos Sub and Puerto Vallarta Sub, collectively as depositor, and Receivables Trustee, as trustee, together with any and all amendments, substitutions and modifications thereof.

     "Receivables Trust Collateral": the Pass-Through Certificates, all the beneficial interest in the Receivables Trusts and all proceeds of the foregoing.

     "Receivables Trustee": U.S. Trust Company, National Association, a national banking association organized and existing under the laws of the United States of America, as Trustee under the Receivables Trusts, and any successor trustees thereunder.

     "Redeemable Senior Notes": those Series A and Series B thirteen percent (13%) senior notes due December 1, 2004 in the aggregate principal amount of One Hundred Million Dollars ($100,000,000) issued by Guarantor and CR Resorts Capital, S. de R.L. de C.V. and held by IBJ Schroder Bank and Trust Company, as trustee.

     "Residual Beneficiary": CR Resorts Remainder Company, S. de R.L. de C.V.

     "Resolution": a resolution of a corporation certified as true and correct by an authorized officer of such corporation, a certificate signed by the manager of a limited liability company and such members whose approval is required, or a partnership certificate signed by all of the general partners of such partnership and such other partners whose approval is required.

     "Resort Property": as the context requires, either the Club Regina Resort at Cancun, the Club Regina Resort at Los Cabos or the Club Regina Resort at Puerto Vallarta.

     "Required Closing Date": the date identified in the Schedule as the Required Closing Date.

     "Required Guarantors": the individuals identified in the Schedule as the Required Guarantors.

     "Schedule": the Schedule of Additional Terms which follows the signature pages of the parties.

     "Security Documents": the CILP Assignment, the Pledge Agreement, the Receivables Assignments, this Agreement, the Guaranty Trusts and all other documents now or hereafter securing the Obligations, as they may be from time to time renewed, amended, restated or replaced.

     "Servicing Agent": the business organization identified in the Schedule as the Servicing Agent, or its successor as Servicing Agent under the Servicing Agreement.

     "Servicing Agreement": the agreements to be made among Lender, Borrower, Receivables Trustee and Servicing Agent, which provides for Servicing Agent to perform for the benefit of Lender accounting, reporting and other servicing functions with respect to the Receivables Collateral, as it may be from time to time renewed, amended, restated or replaced.

     "Subordination Agreement": a subordination agreement made by a Subordinator subordinating indebtedness owed to it by Borrower to all or a part of the Obligations, as it may be from time to time renewed, amended, restated or replaced.

     "Subordinator": at any time, a person or entity then required under the terms of paragraph 6.1(e) to subordinate indebtedness owed to it by Borrower to all or any part of the Obligations.

     "Term": the duration of this Agreement, commencing on the date as of which this Agreement is entered into and ending when all of the Obligations have been
Performed and Lender has no further obligation to extend credit in connection with the Receivables Loan or the Inventory Loan.

     "Third Party Consents": those consents which Lender requires Borrower to obtain, or which Borrower is contractually or legally obligated to obtain, from others in connection with the transaction contemplated by the Loan Documents.

     "Time-Share Interest": a personal right to occupy and use a variable Unit in the Time-Share Project at any time during the season to which it relates for a period of at least seven (7) consecutive days every calendar year or every other calendar year.

     "Time-Share Program": the program under which Purchasers may own Time-Share Interests, enjoy their respective Time-Share Interests on a recurring basis, and share the expenses associated with the operation and management of such program.

     "Time-Share Program Consumer Documents": the Purchase Contract, Instrument, deed of conveyance, credit application, credit disclosures (if applicable), rescission right notices, final subdivision public reports/prospectuses/public offering statements (if applicable), receipt for public report, exchange affiliation agreement and other documents used or to be used by Borrower in connection with the sale of Time-Share Interests.

     "Time-Share Program Governing Documents": the Guaranty Trusts; the Purchase Contracts; the Instruments, the rules and regulations of the Borrower; the regulations for Club Regina's Multi-Resort System; any and all rules and regulations from time to time adopted by the Borrower; the Operating Agreements; and any subsidy agreement by which Borrower is obligated to subsidize shortfalls in the budget of the Time-Share Program in lieu of paying assessments.

     "Time-Share Project": individually and collectively, those time-share projects identified in the Schedule as the Time-Share Project.

     "Title Insurer": Fidelity National Title Insurance Company, a California corporation.

     "Title Policy": a Lender's policy or policies of title insurance in the amount of Thirteen Million Five Hundred Thousand Dollars ($13,500,000) issued by the Title Insurer and in form and substance and accompanied by such endorsements (including without limitation, a "concurrent policy endorsement" and a "last-dollar-out endorsement") satisfactory to Lender wherein the insured instrument shall be the Guaranty Trusts, which Title Policy shall assure Lender that the Trust Use Rights are contained within the applicable Guaranty Trust subject only to the Permitted Encumbrances and which Title Policy shall further assure the Lender that it is a beneficiary in guaranty with respect to the Trust Use Rights under each of the Guaranty Trusts.

     "Trust Residual Interest": The "derechos fideicomisarios residuales," as defined in each of the Guaranty Trusts.

     "Trust Use Rights": The "derechos fideicomisarios de uso," as defined in each of the Guaranty Trusts.

     "Unit": a dwelling unit in the Time-Share Project.

2. LOAN COMMITMENT; USE OF PROCEEDS

2.1 Loan Commitment; Determination of Advance Amounts.

     (a) Receivables Loan. Lender hereby agrees, if Borrower has Performed all of the Obligations then due, to make Advances of the Receivables Loan to Borrower in accordance with the terms and conditions of this Agreement for the purposes specified in paragraph 2.4. The maximum amount of an Advance of the Receivables Loan shall be equal to (a) the aggregate Receivables Loan Borrowing Base for all Eligible Instruments less (b) the then unpaid principal balance of the Receivables Loan.

     (b) Inventory Loan. Lender further agrees, if Borrower has Performed all of the Obligations then due, to make two (2) Advances of the Inventory Loan to Borrower in accordance with the terms and conditions of this Agreement for the purposes specified in paragraph 2.4.

     (c) Maximum Amount. At no time shall the unpaid principal balance of the Receivables Loan exceed the Maximum Receivables Loan Amount. At no time shall the unpaid principal balance of the Inventory Loan exceed the Maximum Inventory Loan Amount. Furthermore, at no time shall the unpaid principal balance of the Receivables Loan and the Inventory Loan exceed the Maximum Loan Amount. In the event at any time (a) the unpaid principal balance of the Receivables Loan exceeds the Maximum Receivables Loan Amount, (b) the unpaid principal balance of the Inventory Loan exceeds the Maximum Inventory Loan Amount or (c) the unpaid principal balance of the Receivables Loan and the Inventory Loan exceeds the Maximum Loan Amount, Borrower shall make an immediate payment to Lender in the amount equal to such excess, provided, however, that such payment shall not require the payment of a Prepayment Premium.

2.2 Loan Revolver. The Receivables Loan is a revolving line of credit; however, all Advances of the Receivables Loan shall be viewed as a single loan. Borrower shall not be entitled to obtain Advances of the Receivables Loan after the expiration of the Receivables Loan Borrowing Term unless Lender, in its discretion, agrees in writing with Borrower to make such Advances thereafter on terms and conditions satisfactory to Lender. Subject to the provisions set forth in this paragraph, the Inventory Loan is a non-revolving line of credit and Borrower shall not have the right to obtain Advances of the Inventory Loan as to any portion of the Inventory Loan that had previously been repaid. Furthermore, Borrower shall not be entitled to obtain Advances of the Inventory Loan after the expiration of the Inventory Loan Borrowing Term unless Lender, in its discretion, agrees in writing with Borrower to make such Advances thereafter on terms and conditions satisfactory to Lender. Lender will consider making the proceeds of the Receivables Loan and Inventory Loan available to Borrower or its Affiliates to finance time-share receivables or time-share inventory arising from other real estate projects in which Borrower or Borrower's Affiliates have an interest, subject to underwriting criteria deemed appropriate by Lender, provided that the proposed transaction is approved by Lender's credit committee and in certain circumstances by Lender's executive committee or board of directors, the Lender is satisfied with the creditworthiness and financial strength of Borrower and its Affiliates and with the economic viability of the projects from which such time-share receivables or time-share inventory is derived, there has not occurred any Event of Default prior to the closing of such financing, Lender is satisfied with the relationship between the Borrower and such Affiliates, the Loan Documents are modified in a manner deemed appropriate by Lender, and such Affiliates shall become parties to the Loan Documents. Lender is not making a commitment to Borrower to make such financing available to Borrower or to Borrower's Affiliates and Lender has no obligation to issue such a commitment.

2.3 Continuation of Obligations Throughout Term. Whether or not Borrower's right to obtain Advances has terminated, this Agreement and Borrower's liability for Performance of the Obligations shall continue until the end of the Term.

2.4 Use of Advances. The first and second Advance of the Inventory Loan shall be calculated based upon the Inventory Advance Formula set forth in the Schedule. Borrower will use the proceeds of the Receivables Loan and the Inventory Loan only for the following purposes: acquisitions, development, working capital and repayment of existing obligations. In order to accomplish the foregoing purposes, Borrower shall be permitted to make intercompany loans to its Affiliates. Seven and one-half percent (7.5%) of the proceeds of the first Advance of the Inventory Loan and seven and one-half percent (7.5%) of the proceeds of the second Advance of the Inventory Loan shall be withheld by the Lender as an interest reserve. Such reserves shall be used by Lender to pay interest on the Inventory Loan, as and when payable, and shall not accrue interest until such reserves are drawn upon. Following exhaustion of such interest reserve, interest on the Inventory Loan shall be paid by Borrower from Borrower's internally generated cash or from other sources.

2.5 Repayment of Receivables Loan. The Receivables Loan shall be evidenced by the Receivables Loan Note and shall be repaid in immediately available funds according to the terms of the Receivables Loan Note and this Agreement. The Inventory Loan shall be evidenced by the Inventory Loan Note and shall be repaid in immediately available funds according to the terms of the Inventory Loan Note and this Agreement.

2.6 Interest. Except as otherwise provided in the Receivables Loan Note, the Inventory Loan Note or this Agreement, interest shall accrue on the unpaid principal balance of the Receivables Loan from time to time outstanding at the Basic Interest Rate (Receivables) and on the unpaid principal balance of the Inventory Loan from time to time outstanding at the Basic Interest Rate (Inventory). Basic Interest shall be calculated on the basis of the actual number of days elapsed during the period for which interest is being charged predicated on a year consisting of three hundred sixty (360) days. Payments of principal, Basic Interest and any other amounts due and payable under the Loan Documents shall earn interest after the date on which they are due at the Default Rate. At the option of Lender, while an Event of Default exists, Basic Interest shall accrue at the Default Rate.

2.7 Minimum Required Payments.

     (a) Receivables Loan.

          (i) Monthly Payments. Commencing on the last Business Day of the calendar month in which the initial Advance is made and on the last Business Day of each succeeding month thereafter until the Receivables Loan Maturity Date or the date on which the Receivables Loan is paid in full, whichever date first occurs, Borrower will pay to

     Lender an installment payment of principal and interest on the Receivables Loan equal to one hundred percent (100%) of all proceeds (except servicing fee payments made by consumers whose principal and interest payments then due have been paid in full and payments which are identified by such consumers as tax and insurance impounds or maintenance and other assessment payments and are required to be so treated by Lender) of the Receivables Collateral collected during the month in which the payment is required to be made plus all such proceeds collected during any preceding month during the Term and not previously paid to Lender, including, without limitation, all payments collected under the Instruments which constitute part of the Receivables Collateral. Regardless of whether the proceeds of the Receivables Collateral are sufficient for that purpose, interest on the principal balance hereof from time to time outstanding shall be due and payable monthly in arrears on each Installment Date.

          (b) Borrowing Base Maintenance. If there exists a Receivables Loan Borrowing Base Shortfall for any reason other than an Ineligibility Event which is subject to the provisions of paragraph 3.2 and Borrower knows of the occurrence of such condition or should have known of its occurrence by virtue of reports required to be delivered to Lender, Borrower, without notice or demand, will immediately (a) make to Lender a principal payment in an amount equal to the Receivables Loan Borrowing Base Shortfall plus accrued and unpaid interest on such principal payment or (b) deliver to Lender or cause the Receivables Trustee to deliver to Lender one or more Eligible Instruments having an aggregate Receivables Loan Borrowing Base not less than the Receivables Loan Borrowing Base Shortfall. Simultaneously with the delivery of Eligible Instruments to correct a Receivables Loan Borrowing Base Shortfall, Borrower will deliver to Lender or cause Receivables Trustee to deliver to Lender all of the items (except for a "Request for Receivables Advance and Certification") required to be delivered by Borrower (or Receivables Trustee) to Lender pursuant to paragraph 4.2, together with a "Borrower's Certificate" in form and substance identical to Exhibit C.

     (b) Inventory Loan. The principal balance of the Inventory Loan shall be repaid through the application of Interval Sales Payments and through the making of additional principal payments on each Measuring Date as defined and under the terms and conditions set forth in the Inventory Loan Note.

2.8 Prepayment.

     (a) Prohibitions on Prepayment; Prepayment Premium.

          (i) Receivables Loan. Without the prior written consent of Lender, Borrower shall not be entitled to prepay the Receivables Loan except in accordance with the terms of this Agreement. Commencing on the Receivables Loan Opening Prepayment Date, Borrower shall have the option to prepay the Receivables Loan on any Installment Date, upon thirty (30) days' prior written notice, accompanied by the simultaneous payment of the applicable Receivables Loan Prepayment Premium. No more than fifty percent (50%) of the then outstanding principal balance of the Receivables Loan may be prepaid within the twelve (12) month period beginning on the Receivables Loan Opening Prepayment Date or during any successive twelve (12) month period thereafter, provided, however, that at such time as the unpaid principal balance of the Receivables Loan is no greater than Two Million Dollars ($2,000,000), Borrower shall have the right to prepay the Receivables Loan in full during any successive twelve (12) month period thereafter, under the conditions set forth above. Any prepayment in full of the Receivables Loan shall be accompanied by prepayment in full of the Inventory Loan.

          (ii) Inventory Loan. Without the prior written consent of the Lender, Borrower shall not be entitled to prepay the Inventory Loan except in accordance with the terms of this Agreement. Commencing on the Inventory Loan Opening Prepayment Date, Borrower shall have the option to prepay the Inventory Loan in full or in part on any Installment Date of the Inventory Loan, upon thirty (30) days' prior written notice accompanied by the appropriate Inventory Loan Prepayment Premium. The Inventory Loan may be prepaid in full or in part without a concurrent prepayment of the Receivables Loan.

     (b) Exceptions to Prepayment Prohibitions. Notwithstanding anything in paragraph 2.8(a) or 2.8(c) to the contrary, the following shall not be prepayments prohibited pursuant to paragraph 2.8(a) or require the payment of the Receivables Loan Prepayment Premium or the Inventory Loan Prepayment
Premium: (i) principal payments scheduled under the Receivables Loan Note and the Inventory Loan Note, including, without limitation, those payments required pursuant to paragraphs 2.7 and 3.2 unless due to an intentional misrepresentation or breach of warranty by Borrower or Guarantor concerning the Receivables Collateral qualifying as Eligible Instruments; (ii) prepayments of the Receivables Loan resulting from prepayments of the Receivables Collateral by Purchasers which have not been solicited by Borrower in breach of the terms and conditions of paragraph 6.2(e), (iii) prepayments of the Inventory Loan through the application of Interval Sales Payments, or (iv) prepayments required pursuant to paragraph 2.1(c).

     (c) Prepayment Premium Payable for Involuntary Prepayments. Except as set forth in paragraph 2.8(b), (i) the Receivables Loan Prepayment Premium shall be payable regardless of whether the prepayment of the Receivables Loan is voluntary or is required because repayment of the Receivables Loan has been accelerated pursuant to any of Lender's rights under the Loan Documents (including, without limitation, any right to accelerate following casualty or condemnation or when an Event of Default exists), and (ii) the Inventory Loan Prepayment Premium shall be payable regardless of whether the prepayment of the Inventory Loan is voluntary or is required because repayment of the Inventory Loan has been accelerated pursuant to any of Lender's rights under the Loan Documents (including, without limitation, any right to accelerate following casualty or condemnation or when an Event of Default exists).

2.9 Receivables Loan Fee; Inventory Loan Fee; Custodial Fee; Availability Fee.

     (a) Loan Fee. Borrower will pay to Lender the Receivables Loan Fee and the Inventory Loan Fee in accordance with the requirements set forth in the Schedule. The Receivables Loan Fee and the Inventory Loan Fee have been earned and shall be non-refundable. An application fee in the amount of Ten Thousand Dollars ($10,000) has been received by Lender, is non-refundable and shall not be applied against the Receivables Loan Fee or the Inventory Loan Fee or any other costs and expenses due to Lender.

     (b) Custodial Fee. In addition to all other fees required to be paid in connection with the Receivables Loan, Borrower shall pay to Lender the fee ("Custodial Fee") identified in the Schedule as the Custodial Fee per each Instrument which is delivered to Lender in connection with the Receivables Loan and is in the physical custody of Lender. The Custodial Fee for an Instrument shall be paid by Borrower to Lender at the time the Instrument is assigned to Lender. After the Custodial Fee is paid for an Instrument, no fee shall be payable to Lender for any Instrument which is delivered to Lender pursuant to paragraph 3.2 in replacement for an Instrument for which Borrower has paid the Custodial Fee. Once a Custodial Fee has been paid to Lender, Borrower shall not be entitled to any reimbursement of any portion hereof.

     (c) Availability Fee. Borrower will pay to Lender, at the time of any Advance of the Receivables Loan, a fee ("Availability Fee") equal to the product of the percentage identified in the Schedule as the Availability Fee Percentage times the portion of such Advance which constitutes an Availability Advance.

2.10 Application of Proceeds of Collateral and Payments.

     (a) Notwithstanding anything in the Loan Documents to the contrary, the amount of all payments or amounts received by Lender with respect to the Receivables Loan shall be applied to the extent applicable under the Loan
Documents: (a) first, to any past due payments of interest on the Receivables Loan and to accrued interest on the Receivables Loan through the date of such payment, including any default interest; (b) then, to any late fees, examination fees and expenses, collection fees and expenses and any other fees and expenses due to Lender under the Loan Documents in connection with the Receivables Loan; and (c) last, the remaining balance, if any, to the unpaid principal balance of the Receivables Loan; provided, however, while an Event of Default or Incipient Default exists, each payment received with respect to the Receivables Loan shall be applied to such amounts owed to Lender by

Borrower as Lender in its discretion may determine. In calculating interest and applying payments as set forth above: (a) interest on the Receivables Loan shall be calculated and collected through the date payment is actually received by Lender; (b) interest on the outstanding principal balance of the Receivables Loan shall be charged during any grace period permitted under the Loan Documents; (c) at the end of each month, all past due interest and other past due charges provided for under the Loan Documents with respect to the Receivables Loan shall be added to the principal balance of the Receivables Loan in accordance with the provisions of Article 363 of the Mexican Commercial Code; and (d) to the extent that Borrower makes a payment or Lender receives any payment or proceeds of the Collateral for Borrower's benefit that is applied as a payment under the Receivables Loan that is subsequently invalidated, set aside or required to be repaid to any other person or entity, then, to such extent, the Obligations in connection with the Receivables Loan intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender and Lender may adjust the Receivables Loan balance as Lender, in its discretion, deems appropriate under the circumstances. The provisions of this paragraph 2.10 are also subject to the parties rights and obligations under the Loan Documents as to the application of proceeds of the Collateral following an Event of Default.

     (b) Notwithstanding anything in the Loan Documents (with the exception of Section S.4 of the Schedule hereof) to the contrary, the amount of all payments or amounts received by Lender with respect to the Inventory Loan shall be applied to the extent applicable under the Loan Documents: (a) first, to any past due amounts of interest on the Inventory Loan and to accrued interest on the Inventory Loan through the date of such payment, including any default interest; (b) then, to any late fees, examination fees and expenses, collection fees and expenses and any other fees and expenses due to Lender under the Loan Documents in connection with the Inventory Loan; and (c) last, the remaining balance, if any, to the unpaid principal balance of the Inventory Loan; provided, however, while an Event of Default or Incipient Default exists, each payment received with respect to the Inventory Loan shall be applied to such amounts owed to Lender by Borrower as Lender in its discretion may determine. In calculating interest and applying payments as set forth above: (a) interest on the Inventory Loan shall be calculated and collected through the date payment is actually received by Lender; (b) interest on the outstanding balance of the Inventory Loan shall be charged during any grace period permitted under the Loan Documents; (c) at the end of each month, all past due interest and other past due charges provided with respect to the Inventory Loan shall be added to the principal balance of the Inventory Loan in accordance with the provisions of
Article 363 of the Mexican Commercial Code; and (d) to the extent that Borrower makes a payment or Lender receives any payments or proceeds of the Collateral for Borrower's benefit that is applied as a payment under the Inventory Loan that is subsequently invalidated, set aside or required to be repaid to any other person or entity, then, to such extent, the Obligations in connection with the Inventory Loan intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender and Lender may adjust the Inventory Loan balance as Lender, in its discretion, deems appropriate under the circumstances.

2.11 Borrower's Unconditional Obligation to Make Payments. Whether or not the proceeds from the Collateral shall be sufficient for that purpose, Borrower will pay when due all payments required to be made pursuant to any of the Loan Documents, Borrower's obligation to make such payments being absolute and unconditional.

3. SECURITY

3.1 Grant of Security Interest in Receivables Collateral. To secure the Performance of all of the Obligations and to secure Receivables Trustee's
Performance of all of its obligations under the Pledge Agreement, Borrower hereby grants to Lender a security interest in and assigns to Lender (i) the Receivables Trust Collateral and (ii) all other items of Receivables Collateral (other than the Receivables Trust Collateral). Such security interest shall be absolute, continuing, perfected, direct, first, exclusive and applicable to all existing and future Advances and to all of the Obligations and to all of the obligations of the Receivables Trustee under the Pledge Agreement. Borrower will unconditionally assign, endorse and deliver to Lender, with full recourse, all Instruments which are part of the Receivables Collateral. To the extent that the Receivables

Trustee is the owner of the Receivables Collateral, Borrower hereby irrevocably instructs the Receivables Trustee to grant to Lender, pursuant to the Pledge Agreement, a security interest in the Receivables Collateral owned by the Receivables Trustee and furthermore instructs the Receivables Trustee to unconditionally assign, endorse and deliver to Lender, with full recourse, all of the Instruments owned by the Receivables Trustee and which are part of the Receivables Collateral. Borrower further warrants and guarantees the enforceability of the Receivables Collateral. Lender is hereby appointed Borrower's attorney-in-fact to take any and all actions in Borrower's name and/or on Borrower's behalf deemed necessary or appropriate by Lender with respect to the collection and remittance of payments (including the endorsement of payment items) received on account of the Receivables Collateral; provided, however, that Lender shall not take any action which is described in paragraph 7.2(d) unless an Event of Default exists. Lender may notify persons bound thereby of the existence of Lender's interest as assignee in the Receivables Collateral and request from any person bound by the Receivables Collateral any information relating to such person.

3.2 Ineligible Instruments. If an Instrument which is part of the Receivables Collateral ceases to be an Eligible Instrument or is determined not to be an Eligible Instrument ("Ineligibility Event") and as a result of the occurrence of such Ineligibility Event, the unpaid principal balance of the Receivables Loan is in excess of the Receivables Loan Borrowing Base, (such excess, hereinafter the "Borrowing Base Shortfall"), then within thirty (30) days thereafter Borrower will either (a) make to Lender a principal payment in an amount equal to the Borrowing Base Shortfall plus accrued and unpaid interest on such payment or (b) replace or cause the Receivables Trustee to replace such ineligible Instruments with one or more Eligible Instruments having an aggregate
Receivables  Loan  Borrowing  Base not less than the Borrowing  Base  Shortfall.

Simultaneously with the delivery of the replacement Eligible Instrument to Lender for an ineligible Instrument, Borrower will deliver to Lender and cause the Receivables Trustee to deliver all of the items (except for a "Request for Receivables Loan Advance and Certification") required to be delivered by Borrower (or Receivables Trustee) to Lender pursuant to paragraph 4.2, together with a "Borrower's Certificate" in form and substance identical to Exhibit C. Lender will reassign and/or endorse to Receivables Trustee or Borrower, as appropriate, without recourse or warranty of any kind, the ineligible Instrument if: (a) no Event of Default or Incipient Default exists; (b) Borrower has made any principal payment and Performed any replacement obligations as required above in connection with any Ineligibility Event caused by such ineligible
Instrument; and (c) Borrower has requested Lender in writing to release the ineligible Instrument. Borrower will prepare the reassignment document which shall be in form and substance identical to Exhibit C-1 and will deliver it to Lender for execution, and Lender will send Borrower and Receivables Trustee the re-assignment document and send to Borrower or Receivables Trustee, as the case may be, the Instrument being reassigned within thirty (30) days after satisfaction of the conditions precedent specified in the foregoing sentence.

3.3 Lockbox Collections and Servicing. Lockbox Agent shall be instructed and required to collect payments on the Instruments constituting part of the Receivables Collateral and remit collected payments to Lender on the last day (or if such day is not a Business Day, on the preceding Business Day) of each and every month after the date of the first Advance of the Receivables Loan, according to the terms of the Lockbox Agreement. Payments shall not be deemed received by Lender until Lender actually receives such payments from Lockbox Agent. Pursuant to the Servicing Agreement, Servicing Agent shall be instructed and required to furnish to Lender at Borrower's sole cost and expense, no later than the tenth (10th) day of each month commencing with the first full calendar month following the date of this Agreement, a report, in a format satisfactory to Lender, which: (a) shows as of the end of the prior month with respect to each Instrument which constitutes part of the Receivables Collateral (i) all payments received, allocated between principal, interest, late charges and taxes, (ii) the opening and closing balances, (iii) present value calculated at the Discount Rate (when and if Servicing Agent possesses such capability), (iv) average consumer interest rates; and (v) extensions, refinances, prepayments and other similar adjustments; and (b) indicates delinquencies of thirty (30), sixty
(60), ninety (90) days and in excess of ninety (90) days. Borrower will pay without notice or demand any amount which was due and payable by Borrower on the last Business Day of the preceding month covered by such reports within five (5) Business Days of Borrower's Knowledge of such amounts. If such reports are not timely received, Lender may estimate the amount which was due and payable. Borrower will pay upon demand the amount determined by Lender in good faith to be due and payable. If payment is made on the basis of Lender's estimate and thereafter reports required by this paragraph are received by Lender, the estimated payment amount shall be adjusted by an additional payment or a refund to the correct amount, as the reports may indicate; such additional amount to be paid by Borrower upon demand and such refund to be made by Lender within five (5) Business Days after the receipt by Lender of the aforementioned reports, in accordance with the provisions of Section 9.6 hereof. At the end of each calendar quarter, Borrower will deliver or cause the Servicing Agent to deliver to Lender a current list of the names, addresses and phone numbers of the obligors on each of the Instruments constituting part of the Receivables Collateral. Borrower will also deliver or cause Servicing Agent to deliver to Lender, promptly after receipt of a written request for them, such other reports with respect to Instruments constituting part of the Receivables Collateral as Lender may from time to time reasonably require.

3.4 Replacement of Agents. If a default on the part of an Agent exists and continues under the agreement to which it is a party or an Event of Default exists and continues, Lender, subject to any additional restriction thereon contained in the Lockbox Agreement or the Servicing Agreement, as applicable, may at any time and from time to time, substitute a successor or successors to any Agent acting under the Servicing Agreement or Lockbox Agreement. In any event, if, at any time during the term of the Receivables Loan, Lender is not satisfied with the servicing and collection abilities of Resort Communications, Inc., Lender shall have the right to require that such servicing and collection functions be performed by another servicing and collection company satisfactory to Lender pursuant to a servicing agreement satisfactory in form and content to Lender.

3.5 Maintenance of Security. Borrower will deliver or cause to be delivered to Lender and will maintain or cause to be maintained in full force and effect throughout the Term (except as otherwise expressly provided in such Loan
Document), as security for the Performance of the Obligations, the Security Documents and all other security required to be given to Lender pursuant to the terms of this Agreement.

3.6 Liability of Guarantors. The payment and Performance of the Obligations shall be jointly, severally, primarily and unconditionally guaranteed by the Required Guarantors.


4. CONDITIONS PRECEDENT TO ADVANCES; MINIMUM AMOUNT AND MAXIMUM FREQUENCY OF ADVANCES; METHOD OF DISBURSEMENT

4.1 Delivery of Loan Documents and Due Diligence Items Prior to Initial Advance. Lender's obligation to make the initial Advance of the Inventory Loan shall be subject to and conditioned upon the terms and conditions set forth in the following subparagraphs and elsewhere in this Agreement:

     (a) Loan Documents. Borrower shall have delivered to Lender or caused to be delivered to Lender the following duly executed, delivered (where appropriate) and in form and substance satisfactory to Lender, not later than the Required Closing Date:

     (i) the Loan Documents;

     (ii) UCC financing statements for filing and/or recording, as appropriate, where necessary to perfect the security interests in the Collateral;

     (iii) a favorable opinion or opinions from each of Akin, Gump, Strauss, Hauer & Feld; Battle Fowler LLP; Lewis and Roca LLP; Santamarina y Steta and Creel, Garcia-Cuellar y Muggenburg, which opinions shall cover such matters as Lender may require, including, without limitation, the Minimum Opinion Matters pertaining to Borrower and the Time-Share Project;

     (iv) a favorable comfort letter from Gallastegui y Lozano;

     (v) the Third Party Consents;

     (vi) such other documents as Lender may reasonably require to effect the intent and purposes of this Agreement.

     (b) Organizational, Time-Share Project and Other Due Diligence Documents. Borrower shall have delivered to Lender prior to the earlier of (a) the date of the initial Advance of the Inventory Loan or (b) the Required Closing Date:

     (i) the Articles of Organization of Borrower, any and all Required Guarantors and (if any) other sureties for the Obligations;

     (ii) the Resolutions of Borrower (or valid effective powers of attorney), of any and all Required Guarantors and (if any), of other sureties for the Obligations and, if applicable, of their respective managers, members and partners, to the extent any such entity is not a natural person, authorizing the execution and delivery of the Loan Documents, the transactions contemplated thereby and such other matters as Lender may require;

     (iii) evidence of good standing for all Required Guarantors and (if any) other sureties for the Performance of the Obligations and, if applicable, their respective managers, members and partners, to the extent any such entity is not a natural person, from the state of its organization and evidence that Borrower and Guarantor have obtained all approvals, consents and business licenses which are necessary to enable each of them, as applicable, to execute the Loan Documents, consummate the Inventory Loan and operate within Mexico;

     (iv) [Intentionally omitted];

     (v) evidence that all taxes and assessments on the Time-Share Project have been paid;

     (vi) a condominium map of the Time-Share Project;

     (vii) all permits, licenses, approvals and certificates for the occupancy, use and operation of the Time-Share Project for time-share and other intended uses and for the sale of Time-Share Interests, including any necessary architectural committee approvals;

     (viii) evidence that the Time-Share Project is zoned for time-share and other intended uses and that all approvals required for such uses under any covenants, conditions and restrictions have been obtained. In addition, evidence satisfactory to Lender that the present use of the Time-Share Project will not violate any existing bylaws, restrictions, covenants or regulations affecting the Time-Share Project;

     (ix) the Insurance Policies;

     (x) evidence that the Time-Share Project is not located within a flood prone area or, if within a flood zone, evidence that flood insurance has been obtained;

     (xi) evidence of the current and continued availability of utilities necessary to serve the Time-Share Project for time-share and other intended uses;

     (xii) evidence of access to and parking for the Time-Share Project adequate for time-share and hotel uses;

     (xiii) a copy of all marketing contracts, management contracts, service contracts, operating agreements, equipment leases, space leases and other agreements pertaining to the Time-Share Project and which are necessary for the sale, operation and intended time-share use of the Time-Share Project and are not otherwise required pursuant to another item in this paragraph;

     (xiv) evidence that each owner of a Time-Share Interest will have available to it the quiet and peaceful enjoyment of the Time-Share Interest (including promised amenities and necessary easements) owned by it which cannot be disturbed so long as such owner is not in default of its obligations to pay the purchase price of its Time-Share Interest, to pay assessments to the Borrower, and to comply with reasonable rules and regulations pertaining to the use of the Time-Share Interest ("Quiet Enjoyment Rights");

     (xv) satisfactory evidence that upon the initial Advance of the Inventory Loan, Borrower shall have good and marketable title to the Collateral. In addition, satisfactory evidence that the security interests to be granted to Lender have been duly perfected as first and prior charges and security interests (subject only to the filing of the Guaranty Trusts with the appropriate public registries) and that there are no other legal charges or security interests filed against the Collateral; and

     (xvi) fully executed copy of the Club Regina Trust III in a form approved by Lender, certified correct by Borrower and Trustee;

     (xvii) original Pass Through Certificates with respect to the Club Regina Trust III, with the assignment section thereof executed by Borrower "in blank";

     (xviii) copy of the notification, as contemplated under paragraph 9.1(c) hereof, given by Borrower to Trustee of the Club Regina Trust III, the contents of which shall be acceptable to Lender, together with an acknowledgment from Trustee indicating receipt thereof;

     (xix) copy of the notification, as contemplated under paragraph 9.1(d) hereof, given by Borrower to Trustee of the Club Regina Trust III, the contents of which shall be acceptable to Lender, together with an acknowledgment from Trustee indicating receipt of such notification and receipt of the agreements relating to the Obligations;

     (xx) such other items as Lender requests which are reasonably necessary to evaluate the request for the Advance of the Inventory Loan and the satisfaction of the conditions precedent to the Advance.

     (c) Local Issues. Lender shall be satisfied with Mexican laws governing all matters relating to the Inventory Loan, including without limitation, the creation and perfection of security on real estate, the creation and perfection of the assignment of purchaser contracts, the creation, marketing and sale of unsold use rights and memberships, and other related matters.

     (d) Transfer Fees. Lender shall have received in form and substance satisfactory to Lender, evidence of payment of transfer fees and taxes (if applicable) assessed by applicable governmental authorities in connection with the Inventory Loan.

     (e) Financials. Borrower shall deliver to Lender proforma consolidated unaudited financial statements prepared on the assumption that the full amount of the Receivables Loan and the Inventory Loan have been advanced to the Borrower and reflecting that the Borrowers, on a consolidated basis, have a positive net worth and are solvent, together with current financial statements for the Borrower and for the Guarantor (with respect to the financial reporting period ending no earlier than sixty (60) days prior to the Required Closing
Date) in the form required by paragraph 6.1(d)(i) together with a compliance certificate in the form required by paragraph 6.1(d)(i).

     (f) Operating Agreements. Lender shall have received and approved the Operating Agreements and shall have received evidence satisfactory to Lender that the Operating Agreements are appurtenant to and run with the land and that as a beneficiary in guaranty with respect to the Trust Use Rights under the Guaranty Trusts, Lender would have the benefits of the Operating Agreements.

     (g) Credit Reports; Search Reports; Site Inspections. Lender shall have received, in form and substance satisfactory to Lender, the results of UCC searches (or its equivalent under Mexican law) with respect to Borrower, lien, litigation, judgment and bankruptcy searches (or its equivalent under Mexican law) for Borrower, any and all Required Guarantors and conducted in such jurisdictions as Lender deems appropriate and having a currency meeting Lender's requirements.

     (h)   Organizational   Structure.   Lender  shall  be  satisfied  with  the
organizational structure of Borrower and Guarantor.

     (i) Broker. If the services of a broker have been utilized by Borrower to arrange the Receivables Loan or the Inventory Loan, evidence that any fee due such broker or brokers has been paid or shall be paid. In any event, such fees are to be borne solely by Borrower.

     (j) Additional Reporting Requirements. Lender and Borrower shall have reached a satisfactory agreement concerning the nature and scope of any reports that Borrower must deliver to Lender in connection with any borrowing limitations imposed against Borrower and Guarantor under the Indenture, together with the frequency within which such reports must be rendered to Lender.

     (k) Existing Debt. Lender shall have reviewed and approved the terms and conditions of the Redeemable Senior Notes, the Mirror Notes and any other indebtedness owed by Borrower or Guarantor. There shall exist no default, events of default or incipient defaults under the Redeemable Senior Notes, the Mirror Notes or such other indebtedness. Lender acknowledges that it has approved the Redeemable Senior Notes and the Mirror Notes.

     (l) Affiliation. Lender has received evidence satisfactory to it that the Time-Share Projects are affiliated with either Resort Condominium International or Interval International and are in good standing with such exchange companies.

     (m) Title Policy. Lender shall have received the Title Policy or an irrevocable commitment from the Title Insurer to issue the same, which commitment shall include binding commitment from the Title Insurer to insure Lender against any liens which may arise between the first Advance of the Inventory Loan and the registration of the Guaranty Trusts.

     (n) Inventory Audit. Lender shall have received and approved a current unsold inventory report prepared by Arthur Anderson or another third party acceptable to Lender at Borrower's expense showing the then amount of unsold Time-Share Interests at each of the Time-Share Projects.

     (o) Marketing Agreements. Lender shall have received and approved all marketing agreements pertinent to the Time-Share Projects (which shall be collaterally assigned to Lender pursuant to the Time-Share Marketing Agreement Assignment) and which agreements shall be terminable at Lender's option upon an Event of Default.

4.2 Additional Conditions Precedent for Advances.

     (a) Receivables Advances. For each Advance of the Receivables Loan, other than an Availability Advance, Lender's obligation to make such Advance shall be subject to the terms and conditions set forth in Exhibit E, including delivery of the items called for therein, and at least five (5) Business Days prior to the date of an Advance of the Receivables Loan.

     (b) Inventory Advances. For each advance of the Inventory Loan, Borrower shall deliver to Lender a Request for Inventory Loan Advance and Certification in the form attached hereto as Exhibit F at least five (5) Business Days prior to the date of such Advance. Lender's obligation to make the second Advance of the Inventory Loan shall be subject to and conditioned upon the terms and conditions set forth in the following subparagraphs: (i) Lender shall have received any endorsements to the Title Policy which Lender deems necessary or appropriate in order to account for the making of the second Advance, (ii) Lender shall have received and approved a current unsold inventory report of the nature described in clause 6.1(d)(i)(c) and (iii) Lender shall have received evidence satisfactory to it that the Required Guarantor has made the interest only payment due on June 1, 1999 under the Redeemable Senior Notes within any applicable grace periods.

4.3 General Conditions Precedent to All Advances. Lender's obligation to fund any Advance is subject to and conditioned upon the additional terms and conditions set forth in the following subparagraphs being satisfied at the time of such Advance:

     (a) No material adverse change shall have occurred in the Time-Share Project, the Collateral, the business or financial condition of Borrower or any Required Guarantor (since the date of the latest financial and operating statements given to Lender by or on behalf of Borrower or any such Guarantor), or the ability of Borrower to Perform the Obligations.

     (b) There shall have been no material, adverse change in the warranties and representations made in the Loan Documents by Borrower, any Required Guarantor and/or any surety for the Performance of the Obligations.

     (c) Neither an Event of Default nor Incipient Default shall have occurred and be continuing.

     (d) The interest rate applicable to the Advance (before giving effect to any savings clause) will not exceed the maximum rate permitted by the Applicable Usury Law.

     (e) Subject to the conditions for payment of the Receivables Loan Fee set forth at Section S.3(y) of the Schedule, Borrower shall have paid to Lender the Receivables Loan Fee, the Inventory Loan Fee and all other fees which are required to be paid at the time of the Advance.

     (f) Lender is satisfied, in its discretion, that Lender will incur no adverse foreign tax consequences as a result of the making of the Advance and the performance of its obligations under the Loan Documents. Lender shall be further satisfied, in its discretion, that the principal and interest payments being made to Lender with respect to the Receivables Loan, the Inventory Loan and any other monies payable to Lender under the Loan Documents will not be subject to withholding or subject Lender to a withholding requirement except for that certain withholding tax, currently in the amount of four and nine-tenths percent (4.9%), payable to the Government of the United Mexican States with respect to each payment of interest made by Borrower to Lender under the loans and with respect to the payment of the Receivables Loan Fee, the Inventory Loan Fee, the Custodial Fee, the Availability Fee and the prepayment premiums made by Borrower to Lender under the loans (which withholding tax is the Borrower's responsibility pursuant to paragraph 6.1(g) hereof).

     (g) In the event the Instrument against which the Advance of the Receivables Loan is to be made is from a United States resident, such Instrument is held in one of the Receivables Trusts.

     (h) The Pass-Through Certificates are "in registered form".

4.4 Conditions Satisfied at Borrower's Expense. The conditions to Advances shall be satisfied by Borrower at its expense.

4.5 Minimum Amount and Maximum Frequency of Advances of the Receivables Loan. Advances of the Receivables Loan shall be made in amounts not less than the amounts identified in the Schedule as the Minimum Advance Amount. Advances of the Receivables Loan shall be made no more frequently in any calendar month than the frequency identified in the Schedule as the Maximum Advance Frequency.

4.6 Disbursement of Advances. Advances may be payable to Borrower; or if requested by Borrower and approved in writing by Lender, to others, either severally or jointly with Borrower, for the credit or benefit of Borrower. Advances shall be disbursed in Dollars by wire transfer or, at Borrower's option exercised by written request to Lender, by check or drafts. Borrower will pay Lender's reasonable charge in connection with any wire transfer, and Lender's current charge is identified in the Schedule as the Wire Transfer Fee. Lender may, at its option, withhold from any Advance any sum (including costs and expenses) then due to it under the terms of the Loan Documents or which Borrower would be obligated to reimburse Lender pursuant to the Loan Documents if first paid directly by Lender.

4.7 No Waiver. Although Lender shall have no obligation to make an Advance unless and until all of the conditions precedent to the Advance have been satisfied, Lender may, at its discretion, make Advances prior to that time without waiving or releasing any of the Obligations.

5. BORROWER'S REPRESENTATIONS AND WARRANTIES

5.1 Good Standing. Borrower hereby jointly and severally represent and warrant to Lender that:

     5.1.1 Corporate Existence. CR Cancun is a duly organized and validly existing business organization of the type identified in the Schedule as Borrower's Type of Business Organization under the laws of the jurisdiction identified in the Schedule as Borrower's Jurisdiction of Organization and is authorized to do business in the jurisdiction where the Time-Share Project is located and in each jurisdiction where CR Cancun is at any time selling Time-Share Interests or where at any time the location or nature of its properties or its business makes such qualification necessary. CR Cancun has full power and authority to carry on its business and own its property.

     5.1.2 Corporate Existence. CR Cabos is a duly organized and validly existing business organization of the type identified in the Schedule as Borrower's Type of Business Organization under the laws of the jurisdiction identified in the Schedule as Borrower's Jurisdiction of Organization and is authorized to do business in the jurisdiction where the Time-Share Project is located and in each jurisdiction where CR Cabos is at any time selling Time-Share Interests or where at any time the location or nature of its properties or its business makes such qualification necessary. CR Cabos has full power and authority to carry on its business and own its property.

     5.1.3 Corporate Existence. CR Puerto Vallarta is a duly organized and validly existing business organization of the type identified in the Schedule as Borrower's Type of Business Organization under the laws of the jurisdiction identified in the Schedule as Borrower's Jurisdiction of Organization and is authorized to do business in the jurisdiction where the Time-Share Project is located and in each jurisdiction where CR Puerto Vallarta is at any time selling Time-Share Interests or where at any time the location or nature of its properties or its business makes such qualification necessary. CR Puerto Vallarta has full power and authority to carry on its business and own its property.

     5.1.4 Corporate Existence. Corporacion Mexitur is a duly organized and validly existing business organization of the type identified in the Schedule as

Borrower's Type of Business Organization under the laws of the jurisdiction identified in the Schedule as Borrower's Jurisdiction of Organization and is authorized to do business in the jurisdiction where the Time-Share Project is located and in each jurisdiction where Corporacion Mexitur is at any time selling Time-Share Interests or where at any time the location or nature of its properties or its business makes such qualification necessary. Corporacion
Mexitur has full power and authority to carry on its business and own its property.

     5.1.5 Corporate Existence. Cancun Sub is a duly organized and validly existing business organization of the type identified in the Schedule as Borrower's Type of Business Organization under the laws of the jurisdiction identified in the Schedule as Borrower's Jurisdiction of Organization and is authorized to do business in the jurisdiction where the Time-Share Project is located and in each jurisdiction where Cancun Sub is at any time selling
Time-Share Interests or where at any time the location or nature of its properties or its business makes such qualification necessary. Cancun Sub has full power and authority to carry on its business and own its property.

     5.1.6 Corporate Existence. Cabos Sub is a duly organized and validly existing business organization of the type identified in the Schedule as Borrower's Type of Business Organization under the laws of the jurisdiction identified in the Schedule as Borrower's Jurisdiction of Organization and is authorized to do business in the jurisdiction where the Time-Share Project is located and in each jurisdiction where Cabos Sub is at any time selling
Time-Share Interests or where at any time the location or nature of its properties or its business makes such qualification necessary. Cabos Sub has full power and authority to carry on its business and own its property.

     5.1.7 Corporate Existence. Puerto Vallarta Sub is a duly organized and validly existing business organization of the type identified in the Schedule as Borrower's Type of Business Organization under the laws of the jurisdiction identified in the Schedule as Borrower's Jurisdiction of Organization and is authorized to do business in the jurisdiction where the Time-Share Project is located and in each jurisdiction where Puerto Vallarta Sub is at any time selling Time-Share Interests or where at any time the location or nature of its properties or its business makes such qualification necessary. Puerto Vallarta Sub has full power and authority to carry on its business and own its property.

5.2 Power and Authority; Enforceability. Borrower has full power and authority to execute and deliver the Loan Documents and to Perform the Obligations. All action necessary and required by Borrower's Articles of Organization and all other Legal Requirements for Borrower to obtain the Receivables Loan and the Inventory Loan, to execute and deliver the Loan Documents which have been or will be executed and delivered in connection with the Loan Documents and to Perform the Obligations has been duly and effectively taken. The Loan Documents are and, to Borrower's Knowledge, shall be, legal, valid, binding and enforceable against Borrower; and do not violate the Applicable Usury Law or constitute a default or result in the imposition of a lien under the terms or provisions of any agreement to which Borrower is a party. Except for the Third Party Consents delivered pursuant to paragraph 4.1(a) and the consents evidenced by the Resolutions or powers of attorney delivered pursuant to paragraph 4.1(b), no consent of any governmental agency or any other person not a party to this Agreement is or will be required as a condition to the execution, delivery or enforceability of the Loan Documents.

5.3 Borrower's Principal Place of Business. Each Borrower's principal place of business and chief executive office are located at the addresses identified in the Schedule as Borrower's Principal Place of Business and Borrower's Chief Executive Office.

5.4 No Litigation. There is no action, litigation or other proceeding pending or, to Borrower's Knowledge, threatened before any arbitration tribunal, court, governmental agency or administrative body against Borrower, which might materially adversely affect the Time-Share Project, the Collateral, the business or financial condition of Borrower, or the ability of Borrower to Perform the Obligations. Borrower will promptly notify Lender if any such action, litigation or proceeding is commenced or threatened. Borrower is not subject to governmental liens, levies or garnishments for liabilities unrelated to the taxation of the income from the Receivables Trusts.

5.5 Compliance with Legal Requirements. To Borrower's Knowledge, Borrower has complied with all Legal Requirements in all material respects, including, without limitation, with respect to each Time-Share Project, all Legal Requirements of the state in which such Time-Share Project is located (if applicable) and all other governmental jurisdictions in which Time-Share Interests will be sold or offered for sale by Borrower.

5.6 No Misrepresentations. The Loan Documents and all certificates, financial statements and written materials furnished to Lender by or on behalf of Borrower in connection with the Receivables Loan and the Inventory Loan do not contain as of the date furnished to Lender any untrue statement of a material fact or omit to state a fact which materially adversely affects or in the future may materially adversely affect the Time-Share Project, the Collateral, the business or financial condition of Borrower or any Guarantor, or the ability of Borrower to Perform the Obligations.

5.7 No Default for Third Party Obligations. Borrower is not in default under any other agreement evidencing, guaranteeing or securing borrowed money or a receivables purchase financing or in violation of or in default under any material term in any other material agreement, instrument, order, decree or judgment of any court, arbitration or governmental authority to which it is a party or by which it is bound.

5.8 Payment of Taxes and Other Impositions. Each Borrower has filed all tax returns and has paid all Impositions, if any, required to be filed by it or paid by it, including real estate taxes and assessments relating to the Time-Share Project or the Collateral.

5.9 Sales Activities. Prior to the date of this Agreement, CR Cabos, CR Cancun or CR Puerto Vallarta, as appropriate, have sold Time-Share Interests and offered Time-Share Interests for sale only in the jurisdictions identified in the Schedule as the Jurisdictions Where Sales And/or Offers to Sell Have Occurred. None of the other entities constituting Borrower have sold Time-Share Interests or offered Time-Share Interests for sale.

5.10 Time-Share Interest Not a Security. Borrower has not sold or offered for sale any Time-Share Interest as an investment. Except for the sale to Purchasers of Series B Shares of variable capital stock in and to any of CR Cancun, CR Cabos and/or CR Puerto Vallarta (in connection with Borrower's Club Regina B Shares sales program), neither the sale nor the offering for sale of any Time-Share Interest will constitute the sale or the offering for sale of a security under any applicable law.

5.11 Zoning Compliance. Neither time-share use nor other transient use and occupancy of the Time-Share Project violates or constitutes or will violate or constitute a non-conforming use or require a variance under any private covenant or restriction or any zoning, use or similar law, ordinance or regulation affecting the use or occupancy of the Time-Share Project.

5.12 Eligible Instruments. Each Instrument which is assigned to Lender pursuant to this Agreement and against which an Advance of the Receivables Loan is requested or which is assigned in satisfaction of Borrower's obligations under paragraph 2.7 or 3.2 shall be an Eligible Instrument at the time of assignment. Borrower has Performed all of its obligations to Purchasers, and there are no executory obligations to Purchasers to be Performed by Borrower, except for non-delinquent and executory obligations disclosed to Purchasers in their Purchase Contracts.

5.13 Assessments and Reserves. (a) CR Cabos, CR Cancun or CR Puerto Vallarta, as appropriate, has authority to levy annual assessments to cover the costs of maintaining and operating the Time-Share Project with respect to the Time-Share Project to which it holds the Trust Use Rights under the corresponding Guaranty Trust; (b) to Borrower's Knowledge, levied assessments will be adequate to cover the current costs of maintaining and operating the Time-Share Project and to establish and maintain a reasonable reserve for capital improvements to the extent and as required under the Operating Agreements and Time-Share Program Consumer Documents; and (c) to Borrower's Knowledge, there will be no events (other than inflation) which could give rise to a material increase in such costs, except for additions of subsequent phases of the Time-Share Project that will not materially increase assessments.

5.14 Title to and Maintenance of Common Areas and Amenities; Other Title Matters. (a) The Land Trustee will at all times own, under the applicable Guaranty Trust, the furnishings in the Units and all the common areas in the Time-Share Project and other amenities which have been promised or represented as being available to Purchasers, free and clear of liens and security interests except for the Permitted Encumbrances; (b) no part of the Time-Share Project is or will be subject to partition by the owners of Time-Share Interests; and (c) all access roads and utilities and off-site improvements necessary to the use of the Time-Share Project will have been dedicated to and/or accepted by the responsible governmental authority or utility company or are owned by an association of owners of property in a larger planned development or developments of which the Time-Share Project is a part. CR Cancun is lawfully seized of a good and marketable title to the Inventory Collateral located at the Club Regina Resort at Cancun. CR Puerto Vallarta is lawfully seized of a good and marketable title to the Inventory Collateral located at Club Regina Resort at Puerto Vallarta. CR Cabos is lawfully seized of a good and marketable title to the Inventory Collateral located at the Club Regina Resort at Los Cabos. CR Cancun is lawfully seized of a good and marketable title to any insurance policies constituting Receivables Collateral located at the Club Regina Resort at Cancun. CR Puerto Vallarta is lawfully seized of a good and marketable title to any insurance policies constituting Receivables Collateral located at the Club Regina Resort at Puerto Vallarta. CR Cabos is lawfully seized of a good and marketable title to any insurance policies constituting Receivables Collateral located at the Club Regina Resort at Los Cabos. Cabos Sub and Puerto Vallarta Sub are lawfully seized of a good and marketable title to the Receivables Trust Collateral. Puerto Vallarta Sub, Cabos Sub and Cancun Sub are lawfully seized of a good and marketable title to the balance of the Receivables Collateral. Borrower is lawfully seized of a good and marketable title to the balance of the Collateral. The Collateral is free from liens, claims, restrictions or encumbrances, except the Permitted Encumbrances. Borrower does hereby warrant and shall forever defend the Collateral against the claims of all persons whatsoever, subject however to the Permitted Encumbrances.

5.15 Receivables Trusts. Each of Cabos Sub and Puerto Vallarta Sub have good right and power to execute the Receivables Trusts and perform their respective obligations thereunder. All action necessary and required by Cabos Sub's and Puerto Vallarta Sub's Articles of Organization and all applicable laws for the execution and delivery of the Receivables Trusts and all other documents executed and delivered in connection therewith have been duly and effectively taken and the Receivables Trusts are and shall be legal, valid, binding and enforceable against each of Cabos Sub and Puerto Vallarta Sub in accordance with their terms. The execution, delivery and performance of the Receivables Trusts and all other documents executed and delivered in connection therewith will not violate, constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than in favor of Lender) upon any of the properties or assets of Cabos Sub or Puerto Vallarta Sub pursuant to the provisions of any law, regulation, judgment, decree, order, franchise or permit applicable to Cabos Sub or Puerto Vallarta Sub; Cabos Sub's and Puerto Vallarta Sub's Articles of Organization; or any other contract or other agreement or instrument which Cabos Sub or Puerto Vallarta Sub is a party or by which Cabos Sub or Puerto Vallarta Sub or Cabos Sub's or Puerto Vallarta Sub's properties or assets are bound. No consent of any government or agency thereof, or any other person, firm or entity not a party thereto, is or will be required as a condition to the execution, delivery, performance or enforceability of the Receivables Trusts.

5.16 Year 2000. Borrower has taken all action necessary to assure that there will be no material adverse change to Borrower's business by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999.

5.17 Survival and Additional Representations and Warranties. The representations and warranties contained in this Article 5 are in addition to, and not in derogation of, the representations and warranties contained elsewhere in the Loan Documents and shall be deemed to be made and reaffirmed prior to the making of each Advance.

6. BORROWER'S COVENANTS

6.1 Borrower's Affirmative Covenants.

     (a) Corporate Existence. Borrower will maintain its existence as a business organization of the type described below when it has signed this Agreement, duly organized and validly existing as the type of organization identified in the Schedule as Borrower's Type of Business Organization under the laws of the jurisdiction identified in the Schedule as Borrower's Jurisdiction of Organization and remain authorized to do business in the jurisdiction where the Time-Share Project is located and in each jurisdiction where Borrower is then selling Time-Share Interests or where at any time the location or nature of its properties or its business then makes such qualification necessary. Borrower will maintain full authority to Perform the Obligations and to carry on its business and own its property.

     (b) Compliance with Legal Requirements. Borrower will comply with and maintain in full force and effect all Legal Requirements in all material respects, including, without limitation, all Legal Requirements of the
jurisdiction  in  which  the  Time-Share   Project  is  located  and  all  other
governmental jurisdictions in which the Time-Share Project is located or in which Time-Share Interests will be sold or offered for sale by Borrower. Borrower shall at all times cause the Time-Share Project to be affiliated and in good standing with Resort Condominium International or Interval International.

     (c) Insurance. Borrower will provide and maintain at Borrower's sole cost and expense, and deliver to Lender, such insurance as is from time to time required by the Lender, written by such insurers, in such amounts and forms and with such limits, deductibles and retentions as are reasonably satisfactory to Lender, provided, however, that Lender shall not alter, amend or modify said insurance requirements more than once during any calendar year.

     (d) Reports.

     (i) Financial Information. During the Term, Borrower shall be required to furnish or cause to be furnished to Lender the following financial statements prepared in reasonable detail, and certified as correct by the principal financial officer of the subject of such statement: (a) within forty-five (45) days after the end of each fiscal quarter, a statement of profit and loss, a balance sheet, and a cash flow statement as of the end of such quarter, as to each entity constituting Borrower (prepared on a consolidated basis and translated into English) and as to Guarantor, showing operating results for such quarter for the period from the beginning of the relevant fiscal year through the end of such quarter and for the comparable period of the preceding fiscal year, if any; (b) within one hundred twenty (120) days after the end of each fiscal year, a statement of profit and loss, a balance sheet and a cash flow statement as of the end of such year, as to each entity constituting Borrower, as to Guarantor, and as to any time-share association (if any such time-share associations exist); (c) within thirty (30) days after end of each fiscal quarter, an audit report of Borrower's existing Time-Share Interests inventory levels as of the end of such quarter year, in a form and scope acceptable to Lender, reconciling the Time-Share Interests inventory levels and the sales thereof prepared by Arthur Anderson or another third party acceptable to Lender. Such report shall demonstrate to Lender that (A) accurate inventory levels are being maintained by Borrower and reported to Lender, (B) accurate inventory systems and controls are being maintained by Borrower, (C) Lender has received any required interval sales payments, and
     (D) Borrower has not sold more Unit types than are available during a particular season. The annual financial statements of the Borrower shall be prepared on a consolidated basis and shall be statutory audited by a certified public accounting firm acceptable to Lender in accordance with Mexican GAAP. The annual financial statements of Guarantor shall be audited by a certified public accounting firm acceptable to Lender in accordance with GAAP. The annual financial statements for the Time-Share Association (if any such time-share associations exist) shall be in the form typically prepared by such association. Borrower's and Guarantor's annual financial statements shall be accompanied by a management letter from the accountants detailing any deficiencies in accounting practices and commenting on any other accounting-related matters. Together with Borrower's and Guarantor's quarterly financial statements, Borrower and Guarantor will deliver to
     Lender a certificate signed by Borrower's and Guarantor's chief executive officer and chief financial officer stating that there exists no Event of Default or Incipient Default or, if any such Event of Default or Incipient Default exists, specifying the nature and period of its existence and what action Borrower and Guarantor propose to take with respect to it. Such certificate shall state specifically that Borrower is in compliance with paragraphs 6.1(c), 6.1(e), 6.2(b) and 6.2(c), shall demonstrate the extent to which Borrower is in compliance with Sections S.5(a), S.5(b) and S.5(c) of the Schedule and shall demonstrate the extent to which Guarantor is in compliance with the financial covenants required of Guarantor under the Guaranty. Borrower shall require that Guarantor supply to Lender copies of any compliance certificates submitted by Guarantor to the holder of the Redeemable Senior Notes concurrently with the submission of such certificate to such holder(s) and any notices (other than notices of a routine nature) given by the holder of the Redeemable Senior Notes to Guarantor or given by Guarantor to the holder of the Redeemable Senior Notes, concurrently with such giving or receipt. For purposes of this paragraph, in the case of a partnership or limited liability company, "chief executive officer" of an entity shall mean the general partner, member or manager having primary responsibility for the operations of such entity; and "chief financial officer" of such an entity shall mean the general partner, member or manager having primary responsibility for the finances of such entity.

     (ii) Litigation. Borrower will promptly notify Lender if any action, litigation or other proceeding becomes pending or, to Borrower's Knowledge, threatened before any arbitration tribunal, court, governmental agency or administrative body against Borrower, which might materially adversely affect the Time-Share Project, the Collateral, the business or financial condition of Borrower, or the ability of Borrower to Perform the Obligations.

     (iii) Sales Reports. On or before the tenth (10th) day after the end of each month, Borrower will cause to be furnished to Lender a sales report showing the following information prepared with respect to each Time-Share Project and on a consolidated basis as to all Time-Share Projects: the number of tours, the number of sales and closings of Time-Share Interests and the aggregate dollar amount thereof, including average sales price and down payments, during such month.

     (iv) Time-Share Project and Sales Information. Borrower will deliver current price lists for Time-Share Interests to Lender from to time to time within ten (10) Business Days after receipt of a written request from Lender to do so. Borrower will deliver to Lender from time to time, as available and promptly upon amendment or effective date, sales literature, registrations/consents to sell, and final subdivision public reports/public offering statements/prospectuses. Borrower will deliver to Lender any changes which Borrower proposes or any other person having the power to do so proposes be made to the Time-Share Program Consumer Documents and/or the Time-Share Program Governing Documents last delivered to Lender, together with a description and explanation of the changes; and other items requested by Lender which relate to the Time-Share Interests.

     (v) Right to Inspect. Borrower will at its expense permit Lender and its representatives at all reasonable times to inspect the Time-Share Project and to inspect, audit and copy Borrower's books and records, provided, however, that, so long as no Event of Default or Incipient Default has occurred and is continuing, Lender shall provide to Borrower ten (10) Business Days' prior written notice before conducting such inspections and audits. In that regard, Lender shall likewise have the right to audit Borrower's use right or membership inventory levels at such frequencies as Lender shall deem appropriate, at Borrower's sole cost and expense. Borrower will permit FPSI, Lender's wholly owned servicing subsidiary, to monitor the collection and servicing function of Borrower with respect to those Receivables collected and serviced by Borrower. Such monitoring shall be performed at Lender's sole cost and expense except that Borrower shall reimburse FPSI, on demand, for FPSI's travel expenses incurred in connection with such monitoring. Provided there does not exist an Event of Default, FPSI shall perform such monitoring no more frequently than once per calendar year. During an Event of Default, there shall be no limit on the frequency of such monitoring by FPSI and all such monitoring performance during the pendency of an Event of Default shall be performed at Borrower's sole cost and expense.

     (vi) Time-Share Project Budgets. Within thirty (30) days after the end of each fiscal year, Borrower will submit to Lender a proposed annual maintenance and operating budgets of the Time-Share Project, certified to be adequate by the Borrower and a statement of the annual assessment to be levied upon the owners of Time-Share Interests.

     (vii) Material Increases to Assessments. If Borrower has Knowledge or has reason to believe that an event (other than general changes in the economy) has occurred or could occur which could give rise to a material increase in assessments to cover the then current costs of operating the Time-Share Project and to establish and maintain a reasonable reserve for capital improvements to the Time-Share Project, it will notify Lender of the occurrence of such event.

     (viii) Additional Information. Borrower will deliver to Lender the reports and other information required pursuant to paragraph 3.3, and Borrower will make available such further information as Lender may from time to time reasonably request.

     (e) Subordination of Indebtedness Owing to Affiliates. Borrower will cause any and all indebtedness (other than the Mirror Notes) owing by it to its shareholders, directors, officers, partners, members or managers, as the case may be, to Guarantors, or to the relatives or Affiliates of Borrower or any of the foregoing, and all liens, security interests and other charges on the assets of Borrower to be fully subordinated in all aspects to the Obligations pursuant to written agreements satisfactory to Lender; provided, however, that
(A) if neither an Event of Default nor an Incipient Default then exists or will exist after giving effect to such payment, such subordination shall not extend to (i) reasonable bonuses, salaries, other compensation and fees at normal and customary rates for services actually rendered so long as the payment of such salaries and fees is not prohibited or otherwise limited pursuant to any provision set forth in the Schedule and (ii) payments expressly permitted pursuant to the terms of this Agreement and (B) any such subordination shall be subject to section 4.08 of the Indenture.

     (f) Payment of Taxes. Borrower will file all tax returns and will pay all taxes, if any, required to be filed by it or paid by it, including real estate taxes and assessments relating to the Time-Share Project or the Collateral. Borrower will provide to Lender not more than thirty (30) days after such Impositions required to be paid pursuant to the preceding sentence become delinquent evidence that all taxes required to be paid pursuant to the preceding sentence on the Units and Time-Share Project common areas and related amenities have been paid in full.

     (g) Impositions. All payments to be made by Borrower under the Loan Documents shall be free of expense to Lender and to FPSI with respect to the amount of any Impositions, all of which Impositions Borrower assumes and shall pay when due pursuant to the laws of each of Mexico and the United States of America, and in all events prior to the date on which penalties apply, in addition to the other payments provided for in the Loan Documents to be made by it. Borrower's Obligation to pay Impositions shall likewise include the Obligation to pay any increase to Lender or FPSI in tax imposed by Mexico or the United States of America (or any political subdivisions of either) as a result of inclusion in income of Lender of any amount required by this paragraph 6.1(g) to be paid to or for Lender or FPSI. In that regard, but without limiting the generality of the foregoing, the Basic Interest, the Default Rate, the Receivables Loan Fee, the Inventory Loan Fee, the Custodial Fee, the Availability Fee, any prepayment premiums and any other amounts payable under the Loan Documents on which Impositions may be imposed shall be "grossed up" by any such Impositions which may be imposed, in the way of withholding payments or otherwise, so that after taking into account the payment of such Impositions, Lender and FPSI receive, at the times and frequencies required under the Loan Documents, the same amount of interest and other amounts as it would receive had such Impositions not been imposed. Borrower shall promptly make such withholding payments to the Mexican and United States of America taxing authorities, shall obtain receipts from such authorities as to the making of such withholding payments, shall supply Lender with true and correct copies of such receipts within five (5) Business Days following receipt thereof and shall in all other respects comply with all applicable Mexican and United States of America tax laws with respect to the making of such Imposition payments. FPSI is hereby expressly made a third-party beneficiary of the provisions of this paragraph and shall have the right to enforce this paragraph against Borrower in the same manner as if FPSI were a party to this Agreement.

     (h) Further Assurance. Borrower will execute or cause to be executed all documents and do or cause to be done all acts necessary for Lender to perfect or evidence and to continue the perfection of the liens and security interest of Lender in the Collateral or otherwise to effect the intent and purposes of the Loan Documents.

     (i) Fulfillment of Obligations to Purchasers. Borrower will fulfill, and will cause its Affiliates, agents and independent contractors at all times to fulfill, all their respective material obligations to Purchasers. Borrower will Perform all of its material obligations under the Time-Share Program Consumer Documents and the Time-Share Program Governing Documents.

     (j) Material Increases to Assessments. Borrower (i) will (A) discharge its obligations under the Time-Share Program Governing Documents and (B) maintain a reasonable reserve for capital improvements to the Time-Share Project to the extent and as required under the Operating Agreements and

Time-Share Program Consumer Documents; and (ii) will pay not less often than once every twelve (12) months, the difference between (A) the cumulative total amount of the maintenance and operating expenses incurred in the operation and maintenance of the Time-Share Project, together with a reasonable reserve for capital improvements to the extent and as required under the Operating Agreements and Time-Share Program Consumer Documents; and the amount of any installment of real property taxes currently due and payable with respect to the Time-Share Project and related amenities, through the end of the calendar month preceding the month in which such payment is made and (B) the cumulative total amount of assessments payable to the Borrower, by owners (other than Borrower) of Time-Share Interests therein through the end of the calendar month preceding the month in which such payment is made.

     (k) Maintenance of Time-Share Project and Other Property. Borrower will maintain or cause to be maintained in good condition and repair all common areas in the Time-Share Project and other on-site amenities which have been promised or represented as being available to Purchasers and, to the extent owned by Borrower or an Affiliate of Borrower, all portions of improvements in which Units are located and are not part of the Time-Share Project. Borrower will maintain a reasonable reserve to assure compliance with the terms of the foregoing sentence. Borrower shall maintain the Operating Agreements in full force and effect and shall make no material modifications to the same without the prior written consent of Lender.

     (l) Maintenance of Larger Tract. To the extent either the Time-Share Project is part of a larger common ownership regime or planned development or parts of buildings in which Units are located are not part of the Time-Share Project, Borrower will pay its commercially reasonable share of common expenses to be allocated to the Time-Share Project. Borrower will use commercially reasonable efforts to cause all such property which is not part of the Time-Share Project to be professionally managed in a first class manner.

     (m) Collection of Receivables Collateral. Borrower will undertake the diligent, timely and commercially reasonable collection of amounts delinquent under each Instrument which constitutes part of the Receivables Collateral and will bear the entire expense of such collection. Lender shall have no obligation to undertake any action to collect under any Instrument.

     (n) Notice of Lender's Interest. Borrower will deliver under its letterhead notice of Lender's interest in the Receivables Collateral to persons bound thereby, if requested, and will cause such notice to comply with applicable law.

     (o) Year 2000. Borrower shall take all action necessary to assure that there will be no material adverse change to Borrower's business by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999. At Lender's request, Borrower shall provide to Lender assurance reasonably acceptable to Lender that Borrower's computer-based systems, embedded microchips and other processing capabilities are year 2000 compatible.

     (p) [Intentionally omitted].

     (q) Withholding Tax. For so long as any of the Obligations remain outstanding, Borrower agrees to take all steps now or hereafter required in order to avoid the imposition of withholding taxes under Section 871, 881 and 1442 of the IRC or any successors statutes. Without limiting the generality of the foregoing, Borrower hereby agrees, for so long as any of the Obligations are made outstanding:

     (i) to maintain the Receivables Trusts in full force and effect, provided, however, that Borrower may dissolve any Receivables Trust at any time from and after the date on which the corpus of said Receivables Trust no longer contains any Instruments forming a part of the Receivables Collateral;

     (ii) prior to such time as Borrower requests that Lender make an Advance of the Receivables Loan against a particular Instrument, to transfer and convey the Instrument to the applicable Receivables Trust and cause the Instrument to remain within such Receivables Trust for so long as Lender has a security interest in such Instrument;

     (iii) to perform all acts required of Borrower under the Receivables Trusts including without limitation the delivery to the Receivables Trustee of an IRS Form W-8-BEN within the time period required under the Receivables Trusts and furnish Lender with a copy of such Form W-8-BEN concurrently with the delivery of the same to the Receivables Trustee; and

     (iv) not to engage in a United States trade or business, as that term is interpreted under the IRC. In that regard, but without limiting the generality of the foregoing, Borrower agrees to engage in no operational, marketing, collection, administrative, servicing or other business within the United States. To the extent that Borrower retains the services of an Affiliate for purposes of performing operational, marketing, collection, administrative, servicing or other business activities for the benefit of Borrower, such business activities shall be conducted pursuant to arms-length pricing and terms and be evidenced by a written agreement approved by Lender. Borrower shall abide by all of its obligations under such agreement in a timely fashion. Any such Affiliate retained to perform such business activities on the part of Borrower shall perform similar businesses and services with and on behalf of persons or entities other than Borrower.

6.2 Borrower's Negative Covenants.

     (a) Change in Borrower's Name or Principal Place of Business. Borrower will not change its name or move its principal place of business or chief executive office except upon not less than sixty (60) days' prior written notice to Lender.

     (b) Restrictions on Additional Indebtedness. Subject to the additional restrictions set forth in paragraph 6.2(c) below, Borrower will not incur any additional indebtedness, including, without limitation, any liability under any capitalized lease or any liability as a guarantor or other contingent liability, except for (i) short term accounts payable incurred in connection with the operation of the Time-Share Project in the ordinary course of business, (ii) the financing of time-share receivables denominated in Mexican Pesos or Unidades de Inversion ("UDI's"), and (iii) the Mirror Notes ("Permitted Debt"). If Lender consents to the incurring by Borrower of additional indebtedness, Lender shall have the right of first refusal to provide such financing to Borrower. If, during the Term, Borrower wishes to accept an offer from a third party for financing Borrower shall give Lender written notice of its intent to do so together with a copy of the written proposal for the financing from the prospective third party lender. Lender shall have ten (10) Business Days from receipt of the notice and any other items reasonably requested by Lender in connection with such proposed financing to issue a financing proposal to extend such financing upon terms substantially equivalent or better than those contained in the proposal from the prospective third party lender and failure to do so shall be deemed to be an election by Lender not to extend such financing. Lender shall have forty-five (45) days following the receipt of the financing proposal timely accepted by Borrower within which to issue a commitment; provided, however, Lender shall have no obligation to issue such commitment. The failure of Lender to issue a commitment within the foregoing period of time shall be deemed to be an election by Lender not to extend such financing. In such event, Borrower shall be free to accept the proposal from such third party lender and close such transaction on terms that are in all material respects no more favorable to the third party lender than those contained in its proposal. Borrower shall not however, have the right to close such financing with such third party lender on terms more favorable to the third party lender than those contained in the proposal from the third party lender unless Lender has been given the right to provide Borrower financing on terms substantially equivalent to or better than those offered by such third party lender, as more fully provided above.

     (c) Restrictions on Liens or Transfers. Borrower, without the prior written consent of Lender, will not: (i) sell, convey, lease, pledge, hypothecate, encumber or otherwise transfer any security for the Performance of the Obligations other than the sale of Inventory Collateral in the ordinary course of business (provided that an Interval Sales Payment is paid to Lender) and other than to the extent permitted by the Guaranty Trusts; (ii) permit or suffer to exist any liens, security interests or other encumbrances on the Collateral, except for (A) the Permitted

Encumbrances, (B) the liens and security interests expressly granted to Lender, and (C) liens against Purchasers and in favor of a Borrower for payment of assessments or for amounts due under any executed Time-Share Project Consumer Documents; (iii) sell, convey, lease, transfer or dispose of all or substantially all of its assets to another entity provided, however, that this section (iii) shall not be any more restrictive to the Borrower than is permitted by section 4.08 of the Indenture; or (iv) if Borrower is an organization, permit or suffer to exist any change in the legal or beneficial ownership of Borrower or any person controlling Borrower (whether directly or indirectly, through one (1) or more intermediaries) or any change in the power to control it or any person controlling Borrower (whether directly or indirectly, through one or more intermediaries). Without limiting Lender's right to withhold its approval for other reasons, as a condition to approval of any lien, security interest or other charge upon any of the Collateral, Lender may require that the third party execute a subordination agreement satisfactory to Lender and provide Quiet Enjoyment Rights to owners of Time-Share Interests. Notwithstanding anything to the contrary in this Section 6.2(c), the Residual Beneficiary or its successor shall be permitted to transfer the Trust Residual Interest to an Affiliate of the Required Guarantor without the prior written consent of Lender but with notice to Lender, subject to the terms and conditions set forth in the Guaranty Trusts.

     (d) No Sales Activities Prior to Approval. Borrower will not sell any Time-Share Interest or offer any Time-Share Interest for sale in any jurisdiction, unless: (i) Borrower has delivered to Lender true and complete copies of the Minimum Required Time-Share Approvals required in such jurisdiction for its proposed conduct and all other evidence required by Lender that Borrower has complied with all Legal Requirements of such jurisdiction governing its proposed conduct; and (ii) Borrower has delivered to Lender the Time-Share Program Consumer Documents and the Time-Share Program Governing Documents which Borrower will be using in connection with the Time-Share Project and the sale or offering for sale of Time-Share Interests in such jurisdiction and such documents have been approved by Lender, which approval shall not be unreasonably withheld.

     (e) No Modification of Receivables Collateral or Payments by Borrower. Borrower will not cancel or materially modify, or consent to or acquiesce in any material modification (including, without limitation, any change in the interest rate or amount, frequency or number of payments) to, or solicit the prepayment of, any Instrument which constitutes part of the Receivables Collateral (except for solicitations by the Borrower which result in prepayment of a particular Instrument in exchange for a discount not exceeding five percent (5%) of the principal balance of such Instrument); or waive the timely performance of the material obligations of the Purchaser under any such Instrument or its security; or release the security for any such Instrument. Borrower will not pay or advance directly or indirectly for the account of any Purchaser any sum required to be deposited or owing by the Purchaser either under any Purchase Contract or under any Instrument which constitutes part of the Receivables Collateral.

     (f) No Modification of Time-Share Documents. Borrower will not cancel or materially modify, or consent to or suffer to exist any cancellation or material modification of any Time-Share Program Consumer Document or any Time-Share Program Governing Document without the prior written consent of Lender, such consent not to be unreasonably withheld or delayed.

     (g) Maintenance of Larger Tract. To the extent either the Time-Share Project is part of a larger common ownership regime or planned development or parts of buildings in which Units are located are not part of the Time-Share Project, Borrower will not permit common expenses to be allocated to the Time-Share Project in an unreasonably disproportionate manner.

6.3 Additional Covenants re Real Estate.

     (a) Casualty.

     (i) Borrower will promptly notify Lender of any damage to or destruction of Improvements, whether or not the same is covered by insurance, and, if so covered, will promptly make proof of loss relating thereto. Lender may make proof of loss to the Improvements if not made promptly by Borrower. Borrower hereby authorizes Lender, at Lender's option, to be named as the loss-payee on any insurance policy, to adjust or compromise in the name of Borrower, any loss covered by any insurance policy on the Improvements and to collect and receive the proceeds from any such policy and use such proceeds as set forth in subparagraph (c) below. Each insurance company shall be directed to pay each insured loss directly to Lender instead of Borrower or Borrower and Lender jointly.

     (ii) The proceeds of all insurance shall, at the option of Lender, be applied by Lender in reduction of the Obligations in such order as Lender shall determine whether the same be then matured or unmatured (unless otherwise elected by Lender, no such application shall be deemed to be an advance payment of any subsequently accruing fixed sum), or paid over, subject to such terms and conditions as Lender may in its sole discretion then impose, wholly or in part to Borrower by Lender for the repair and restoration of the Improvements or for any other purpose or object satisfactory to Lender; provided, however, that any such proceeds shall be paid over by Lender to Borrower for the repair and restoration of the Improvements in the event and only in the event (A) the amount of insurance proceeds available with respect to a particular loss at a particular Resort Property does not exceed Three Million Dollars ($3,000,000) as to that Resort Property and (B) the Additional Conditions (as defined below) are satisfied. If the amount of insurance proceeds available with respect to a particular loss at a particular Report Property exceeds Three Million Dollars ($3,000,000) as to that Resort Property or if the Additional Conditions are not satisfied, then the entire amount of insurance proceeds shall be governed by the first sentence of this paragraph. If insurance proceeds are paid over to Borrower for the purpose of repair and restoration of the Improvements, Lender, without limitation of its right to impose other terms and conditions, may require receipt and approval by itself and its architect, in the reasonable discretion of both, of plans and specifications for the work to be done; disbursement of proceeds not more frequently than monthly for work done against invoices, lien waivers, title insurance policy endorsements and architect's certifications; retention of holdbacks until completion of construction and expiration of mechanic's lien periods; and receipt of assurance adequate to Lender in its sole judgment that the proceeds remaining after disbursement will be sufficient to complete such repair and replacement. Borrower hereby assigns to Lender for the uses and purposes aforesaid, all insurance required by this Loan Agreement and, the proceeds thereof. Lender shall not be responsible for such insurance, for the collection of any insurance moneys, or for the insolvency of any insurer or any insurance underwriter. Application of insurance proceeds by Lender, regardless of the manner or order, shall not waive Performance of the Obligations, cure or waive any default by Borrower in the Performance of the Obligations, or invalidate or affect any act done hereunder because of any such default. Lender shall not be obligated to see to the proper application of insurance proceeds paid over to Borrower. The "Additional Conditions" are as follows:

          (x)  There  does not then  exist an  Event  of  Default  or  Incipient
     Default;

          (xi) The casualty occurs no later than two (2) years prior to the later to occur of the Receivables Loan Maturity Date or the Inventory Loan Maturity Date;

          (xii) The repair and restoration of the Improvements that are damaged can be completed within a one (1) year period of time in the opinion of an architect or engineer acceptable to Lender;

          (xiii) Borrower has business interruption insurance in place to completely reimburse Borrower for any revenue of Borrower which is lost because of such damage or destruction and the insurer under such insurance policy is irrevocably committed to pay the proceeds of such insurance policy to Borrower;

          (xiv) Borrower has supplied to Lender a final fixed budget outlining the total costs to be incurred in such repair and restoration and such budget has been approved by the aforementioned architect or engineer; and

          (xv) In the event the aforementioned budget indicates that the cost of repair and restoration will exceed such insurance proceeds, Borrower has advanced the entire amount of such shortfall in the payment of the costs of such repair and restoration before any portion of the insurance proceeds are made available to Borrower for such purposes.

     (b) Restrictions on Transfer; No Additional Liens. To the extent not prohibited by applicable law and except as may be expressly permitted herein, Borrower will not, without the prior written consent of Lender: (i) sell, convey, lease, sublease, assign, mortgage, pledge, encumber or otherwise transfer the Inventory Collateral or any part thereof, other than in connection with a sale of a particular Time-Share Interest to a Purchaser in the ordinary course of business; or (ii) except for Permitted Debt, assign or hypothecate any accounts, accounts receivable, rent, issues, profits or proceeds from the Inventory Collateral. Any such act shall be expressly subject to the applicable Guaranty Trust and the prior lien created hereby, and written consent of Lender to any one such act shall not be construed to be a waiver of this provision with respect to any subsequent act. If any prohibited lien shall arise, Borrower will promptly discharge such lien; provided, however, that Borrower shall have the right to contest in good faith, with due diligence and appropriate proceedings, at no cost or expense to Lender, the validity, applicability, or amount of any such lien, provided, however, that Borrower, prior to commencing such contest, shall have furnished to Lender a bond or other security in such form, substance and amount as is reasonably satisfactory to Lender.

(c) Taxes, Assessments.

     (i) BORROWER WILL PAY WHEN DUE, AND INDEMNIFY AND HOLD HARMLESS Lender, its successors, assigns and shareholders and the directors, officers, employees, agents and servants of the foregoing from all taxes (including, without limitation, revenue and documentary stamp taxes, intangible taxes, ad valorem real estate taxes, personal property taxes, Mexican federal income taxes, value added taxes and local transfer and lodging taxes), assessments, water, sewer and other utility rates, rents and charges, license and registration fees and excises, together with any penalties, fines or interest thereon, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character in respect of or affecting in any way the Inventory Collateral which at any time prior to Performance of the Obligations may be imposed on, become a lien upon or affect in any way (i) Lender, (ii) the Inventory Collateral or any part thereof or any rent or other income or proceeds therefrom, (iii) the occupancy, operation, use, possession or disposition of the Inventory Collateral (including, without limitation, any disposition in exercise of the rights of Lender arising from an Event of Default), or (iv) any activity conducted on or in connection with the Inventory Collateral or part thereof, provided, however, that Lender explicitly acknowledges and agrees that any Obligation of Borrower pursuant to this Section shall cease and be of no further force or effect with respect to any taxes due and payable for the period, if any, following the exercise by Lender, or by Land Trustee at the direction of Lender, of any remedy having the effect of permanently divesting Borrower of its right, title and interest in and to all or any portion of the Inventory Collateral but solely as to the portion of such Inventory Collateral with respect to which Borrower's right, title and interest has been divested.

     (ii) Borrower will furnish to Lender receipts showing payment of the taxes described above within thirty (30) days following the final due date of such taxes and assessments.

(d) Impounds.

     (i) Upon the occurrence of an Event of Default, and at all times thereafter, Borrower, upon the prior written request of Lender, will make monthly deposits with Lender of the following: (i) an installment of the taxes and special assessments levied or to be levied against the Inventory Collateral and (ii) an installment of the premium or premiums that will become due and payable to renew the insurance on the Improvements. Such installments are to be equal to the estimated taxes and assessments and premium or premiums for such insurance next due (as reasonably estimated by Lender giving due consideration to the previous year's tax and premiums), less all installments already paid therefor, and divided by the number of months that are to elapse before one (1) month prior to the date when such taxes and assessments or premium or premiums shall become delinquent. If amounts paid to Lender under the provisions of this paragraph are insufficient to discharge the Obligations for taxes and assessments or insurance premiums as the same become due, Borrower will pay to Lender upon demand such additional sums as may be required to fully pay and discharge this Obligation for taxes and assessments and premium or premiums.

     (ii) Nothing in this paragraph shall release Borrower of its obligation to pay taxes, assessments and insurance premiums as the same become due and payable to the extent that provision is not made for such payment pursuant to the terms of this paragraph. To the extent not prohibited by law, deposits made under this paragraph shall be deemed to be held in trust and may not be commingled with Lender's general funds; and Lender shall have no liability to Borrower for any interest on such deposits.

     (iii) If, by reason of any Event of Default, Lender declares all of the Obligations to be due and payable, Lender, to the extent not prohibited by applicable law, may, at its option and without notice, then apply any funds in the impound accounts against the Obligations in such order as Lender may in its discretion determine. Application of such funds to the Obligations shall not cure or waive any default by Borrower in the Performance of the Obligations or invalidate any act done hereunder because of any such default. The enforceability of the Obligations herein relating to taxes, assessments and insurance premiums shall not be affected except insofar as those Obligations have been met by compliance with this paragraph.

     (iv) Lender may from time to time, at its option, waive, and after any such waiver reinstate, any or all provisions hereof requiring such deposits, by notice to Borrower. While any such waiver is in effect, Borrower will pay Impositions and insurance premiums as herein elsewhere provided.

     (e) Compliance with Insurance Terms, Laws, etc. Borrower has complied, and will comply and will not knowingly or voluntarily suffer or permit any violation thereof with: (a) all terms of any insurance policy covering or applicable to the Improvements or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements applicable to or affecting the Improvements or any use or condition of the Improvements; and
(b) all laws, ordinances, regulations, covenants, conditions and restrictions affecting Borrower or the Improvements.

     (f) Alterations, Maintenance, Inspection, Repair. Borrower (i) will not, without the prior written consent of Lender, make any material alteration to the Improvements or remove, demolish, or alter the design or structural character of any Improvements, unless otherwise permitted herein or required by law; (ii) will not, without the prior written consent of Lender, remove or knowingly or voluntarily permit the removal of any fixtures, equipment, machinery, appliances, fixtures, furniture, furnishings or other items of personal property contained within the Improvements, except in the ordinary course of business or unless otherwise permitted herein;
(iii) will promptly repair any portions of the Improvements that may be damaged or destroyed (regardless of the sufficiency of insurance and condemnation proceeds) and will not knowingly or voluntarily commit or suffer waste upon the Improvements, but will at all times make or cause to be made such repairs, maintenance and renewals and replacements, or otherwise, as may be necessary to maintain the Improvements and condition thereof in good order and repair; (iv) will keep the Improvements and the Real Property free of rubbish and other unsightly conditions; (v) will use its best efforts to keep all Improvements free of dry rot, fungus, termites and all other harmful or destructive pests;
(vi) will keep all ornamental plants, trees and shrubs on the Real Property neatly pruned and in good condition; and (vii) will complete, subject to clauses
(i) and (iii) above, promptly, in a good and workmanlike manner and in conformity with plans and specifications approved in writing by Lender any improvements now or hereafter commenced.

(g) Use; Zoning.

     (i) Borrower will use the Real Property as a vacation resort.

     (ii) The use of the Real Property described in subparagraph (i) above does not, as of the date hereof, violate any private covenant or restriction affecting the Real Property. As of the date hereof, the Real Property is zoned to permit the use described in subparagraph (a) above. Other than with respect to the Club Regina Resort at Los Cabos, as of the date hereof, the necessary rights-of-way for all roads necessary for the full utilization of the Real Property for its intended purposes have been acquired, and/or have been dedicated to public use and accepted by the appropriate governmental authority. Prior to the first Advance of the proceeds of the Inventory Loan, the necessary rights-of-way for all roads necessary for the full utilization of the Club Regina Resort at Los Cabos for its intended purposes will be acquired and dedicated to public use and accepted by the appropriate governmental authorities or, in the alternative, the Title Policy will insure Lender against any loss that Lender may sustain as a result of the failure of such rights of way to be acquired and dedicated to public use and accepted by appropriate governmental authorities.

     (iii) Borrower will not, without the Lender's prior written consent, seek, join in or consent to any change in any private covenant, zoning law or other public or private restriction, which change would limit the use of the Real Property or any part thereof or reduce its fair market value.

     (h) Right of Lender to Act. If there be commenced any action or proceedings affecting the Inventory Collateral or the title thereto or if Lender be made a party to any action or proceeding because of its status hereunder, then Lender, without obligation to do so, may procure such abstracts or other evidence of title as it deems necessary; may appear in any such action as Lender deems advisable; perform such Obligations and for such purposes may enter upon the Real Property; and shall become subrogated to the lien and rights of all persons to whom payments have been made in performing the Obligations. For any of such purposes, including court costs, attorneys' fees and expenses, Lender may advance such sums of money as it deems necessary. Such sums advanced, with interest from the date of advance at the Default Rate until paid, shall, without notice or demand, immediately be due from Borrower to Lender and be secured by the Loan Documents. Lender shall be the sole judge of the legality, validity and priority of any claim, lien, encumbrance, tax, assessment and premium it discharges pursuant hereto and of the amount necessary to be paid in satisfaction thereof. Any action taken by Lender pursuant to this paragraph shall not waive Performance of any Obligation, cure or waive any default by Borrower in the Performance of the Obligations, or invalidate or affect any act done hereunder because of such a default.

     (i) Risk of Loss; Indemnity. As between the Borrower and the Lender, Borrower assumes the entire risk of loss of the Real Property from any cause whatsoever. As between the Borrower and the Lender, Borrower assumes all risks and liability for the Real Property, and the use and operation thereof, and for injuries or deaths of persons and damage to property, however arising from or incident to such use or operation, whether such injury or death to persons be of agents or employees of

Borrower or of third parties and such damage to property be of Borrower or of others. BORROWER WILL SAVE AND HOLD HARMLESS and defend Lender, its successors, assignees and shareholders (including corporate shareholders) and the directors, officers, employees, agents and servants of the foregoing, from any and all losses, costs, expenses (including court costs, attorneys' fees and expert witness fees), damages, demands, claims, suits, proceedings (whether civil or criminal), orders and judgments, penalties, fines and other sanctions arising or incurred because of or incident to the Real Property or the actual or alleged management, control, condition, destruction, disposition, use or operation thereof. On written request by a person or other entity covered by the above agreement of indemnity, Borrower will undertake, at its own cost and expense, on behalf of such indemnitee, using counsel satisfactory to the indemnitee, the defense of any legal action or proceeding to which such indemnitee shall be a party, provided that such action or proceeding shall result from, or grow or arise out of any of the events set forth in this paragraph. Notwithstanding anything to the contrary set forth in this Section, the indemnities set forth in the Section to be provided by Borrower to Lender shall not extend to any costs, claims, demands, liability, actions or judgments arising, directly or indirectly, with respect to any act or omission occurring on or after such date, if any, as Lender has exercised, or has directed Land Trustee to exercise, any right or remedy accruing to it following the occurrence of an Event of Default if as a result thereof Borrower is prevented from exercising control over the operation of the Real Property.

     6.4 Survival of Covenants. The covenants contained in this Article 6 are in addition to, and not in derogation of, the covenants contained elsewhere in the Loan Documents and shall be deemed to be made and reaffirmed prior to the making of each Advance.

7. DEFAULT

7.1 Events of Default. The occurrence of any of the following events or conditions shall constitute an Event of Default by Borrower under the Loan
Documents:

     (a) failure of Lender to receive from Borrower within five (5) Business Days of the date when due and payable (i) any amount payable under the Receivables Loan Note or the Inventory Loan Note or (ii) any other payment due under the Loan Documents, except for the payment due at the Receivables Loan Maturity Date and the Inventory Loan Maturity Date, for which no grace period is allowed;

     (b) any representation or warranty which is made by Borrower or Guarantor and is contained in the Loan Documents or in any certificate furnished to Lender under the Loan Documents by or on behalf of Borrower proves to be, in any material adverse respect, false or misleading as of the date deemed made;

     (c) a default in the Performance of the Obligations set forth in paragraph 3.2, 6.1(c), 6.1(e), 6.2(b), 6.2(c)(i), 6.2(c)(iii) or 6.2(c)(iv) hereof or in
Sections S.5(a), S.5(b) or S.5(c) of the Schedule;

     (d) a default in the Performance of the Obligations or a violation of any term, covenant or provision of the Loan Documents (other than a default or violation referred to elsewhere in this paragraph 7.1) which continues unremedied (i) for a period of thirty (30) days after notice of such default or violation to Borrower in the case of a default under or violation of paragraph 6.2(c)(ii) or any default or violation which can be cured by the payment of money alone or (ii) for a period of thirty (30) days after notice to Borrower in the case of any other default or violation;

     (e) an "Event of Default," as defined in any of the other Loan Documents;

     (f) any default, which default continues beyond any applicable cure period, by any Borrower under (i) the Mirror Notes or under the documents and instruments executed in connection therewith or (ii) any other agreement evidencing, guaranteeing or securing borrowed money or a receivables purchase financing involving an obligation in excess of Fifty Thousand Dollars ($50,000) to make a payment of principal or interest or to repurchase receivables; or any other material default by any Borrower permitting the acceleration of any of the payment or repurchase obligations of such Borrower which, if accelerated, will be in excess of Fifty Thousand Dollars ($50,000) in the aggregate;

     (g) any final, non-appealable judgment or decree for money damages or for a fine or penalty against any Borrower which is not paid and discharged or stayed within thirty (30) days thereafter and, when aggregated with all other judgment(s) or decree(s) that have remained unpaid and undischarged or are not stayed for such period, such amount is in excess of Fifty Thousand Dollars ($50,000) as to any individual Borrower or Two Hundred Thousand Dollars ($200,000) in the aggregate as to all such Borrowers.

     (h) any party holding a lien on or security interest in any Collateral, other than a lien created by a Purchaser solely with respect to the Time-Share Interest(s) owned by it, commences foreclosure or similar sale thereof;

     (i) a material adverse change in the Time-Share Project, the Collateral or the business or financial condition of any Borrower, which change is not enumerated in this paragraph 7.1, as the result of which Lender in good faith deems the prospect of Performance of the Obligations impaired or the Collateral imperiled;

     (j) Any Borrower shall (i) generally not be paying its debts as they become due, (ii) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency under the laws of any jurisdiction including, without limitation, the commencement of a bankruptcy (quiebra), insolvency (suspension de pagos) or similar proceedings in accordance with the Mexican Bankruptcy Insolvency Law (Ley de Quiebras y Suspension de Pagos), (iii) make an assignment for the benefit of its creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself or any substantial part of its property, (v) be adjudicated insolvent, (vi) dissolve or commence to wind-up its affairs or (vii) take any action for purposes of the foregoing; or a petition for relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency or the appointment of a custodian under the laws of any jurisdiction is filed against any Borrower or a custodian is appointed for any Borrower, the Collateral or any material part of any Borrower's property and such proceeding is not dismissed and appointment vacated within ninety (90) days thereafter;

     (k) any of the events enumerated in paragraphs 7.1(b), (f), (g), (h), (i) or (j) occurs with respect to any partner or manager of Borrower, if Borrower is a partnership or limited liability company, Guarantor or other surety for the Performance of the Obligations or Guarantor defaults in the Performance of any of its obligations under the Guaranty executed by it;

     (l) failure of Lender to receive from Borrower, within thirty (30) days of the date Borrower knows of such event, notice of any event which renders any representation or warranty by Borrower or Guarantor in any Loan Documents false in any material, adverse respect were it made after the occurrence of such condition;

     (m) any default, which continues beyond any applicable cure period, by Guarantor under (i) the Redeemable Senior Notes or under the document and instruments executed in connection therewith or (ii) any other agreement evidencing, guaranteeing or securing borrowed money or a receivables purchase financing involving an obligation in excess of Fifty Thousand Dollars ($50,000) to make a payment of principal or interest or to repurchase receivables; or any other material default by Guarantor permitting the acceleration of any of the payment or repurchase obligations of Guarantor which, if accelerated, will be in excess of Fifty Thousand Dollars ($50,000) in the aggregate;

     (n)  Receivables  Trustee  defaults  in  the  performance  of  its  Secured
Obligations under and as defined in the Pledge Agreement, if such default continues unremedied for (i) a period of fifteen (15) days after notice thereof to Receivables Trustee and Borrower in the case of a default which can be cured by the payment of money only or (ii) a period of thirty (30) days after notice thereof to Receivables Trustee and Borrower in the case of any other default;

     (o) any representation or warranty of Receivables Trustee contained in the Pledge Agreement proves to be, in any material respect, false or misleading as of the date deemed made and such misleading representation or warranty has a material adverse effect on Lender, provided, however, that no Event of Default hereunder shall occur if the Depositors under the Receivables Trusts replace the Receivables Trustee within fifteen (15) days following written notice from Lender of such false or misleading representation or warranty on the part of the Receivables Trustee;

     (p) if by or under the authority of any governmental authority the management of any Borrower or its business is curtailed to the point of making it effectively inoperative by any seizure or intervention or proceedings of any nature;

     (q) if any of the Time-Share Projects are appropriated or possession thereof is lost by the Borrower;

     (r) if for any reason any Mexican authorities close the Time-Share Project or enjoin the further sale of Time-Share Interests therein and such condition continues for a period of thirty (30) days; or

     (s) if caused by the acts of Borrower or the Receivables Trustee, the zero balance accounts maintained in the name of the Receivables Trustee under the Lockbox Agreement are not swept into an account of which Lender is the sole owner, as required under the Lockbox Agreement and such condition continues for a period of five (5) Business Days.

7.2 Remedies. At any time after an Event of Default has occurred and while it is continuing, Lender may but without obligation, in addition to the rights and powers granted elsewhere in the Loan Documents and not in limitation thereof, do any one or more of the following:

     (a) cease to make further Advances;

     (b) declare the Receivables Loan Note, together with any applicable Receivables Loan Prepayment Premium and all other sums owing by Borrower to Lender in connection with the Receivables Loan, immediately due and payable without notice, presentment, demand or protest, which are hereby waived by Borrower;

     (c) declare the Inventory Loan Note, together with any applicable Inventory Loan Prepayment Premium and all other sums owing by Borrower to Lender in connection with the Inventory Loan, immediately due and payable without notice, presentment, demand or protest, which are hereby waived by Borrower;

     (d) with respect to the Receivables Collateral, (i) after any applicable delinquency on a Purchase Contract, institute collection, foreclosure and other enforcement actions against Purchasers and other persons obligated on the Receivables Collateral, (ii) enter into modification agreements and make extension agreements with respect to payments and other performances, (iii) release persons liable for performance, (iv) settle and compromise disputes with respect to payments and performances claimed due, all without notice to Borrower, without being called to account therefor by Borrower and without relieving Borrower from Performance of the Obligations, and (v) receive, collect, open and read all mail of Borrower for the purpose of obtaining all items pertaining to the Receivables Collateral;

     (e) proceed to protect and enforce its rights and remedies under the Loan Documents and to foreclose or otherwise realize upon its security for the Performance of the Obligations, or to exercise any other rights and remedies available to it at law, in equity or by statute;

     (f) without notice to Borrower, have a receiver appointed for Borrower and/or its property;

     (g) exercise any and all remedies of a secured party under the Arizona Uniform Commercial Code and under Mexican law with respect to the Collateral;

     (h) following the realization by Lender of its security interest in the Receivables Trust Collateral, terminate or revoke the Receivables Trusts or either of them;

     (i) without limiting any other rights or remedies of Lender, exercise all rights and remedies under the Pledge Agreement; and

     (j) without limiting any other rights or remedies of Lender, exercise all rights and remedies under the Guaranty Trusts or any of them.

7.3 Application of Proceeds During an Event of Default. Notwithstanding anything in the Loan Documents to the contrary, while an Event of Default exists, any cash received and retained by Lender in connection with the Collateral may be applied to payment of the Obligations in the manner provided in paragraph 7.5.

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

7.4 Uniform Commercial Remedies; Sale; Assembly of Receivables Collateral.

     (a) UCC Remedies; Sale of Receivables Collateral. Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Arizona and all other rights and remedies accorded to a Secured Party at equity or law. Any notice of sale or other disposition of the Receivables Collateral given not less than ten (10) Business Days prior to such proposed action in connection with the exercise of Lender's rights and remedies shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated on the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment as Lender may determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds are actually received by Lender in good current funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on the Obligations which remains outstanding following such sale. All net proceeds recovered pursuant to a sale shall be applied in accordance with the provisions of paragraph 7.5.

     (b) Lender's Right to Execute Conveyances. Lender may, in the name of Borrower or in its own name, make and execute all conveyances, assignments and transfers of the Receivables Collateral sold in connection with the exercise of Lender's rights and remedies; and Lender is hereby appointed Borrower's attorney-in-fact for this purpose.

     (c) Obligation to Assemble Receivables Collateral. Upon request of Lender when an Event of Default exists, Borrower shall assemble the Receivables Collateral and make it available to Lender at a time and place designated by Lender, if it is not already in Lender's possession.

7.5 Application of Proceeds. The proceeds of any sale of all or any part of the Collateral made in connection with the exercise of Lender's rights and remedies shall be applied in the following order of priorities; first, to the payment of all costs and expenses of such sale, including without limitation, reasonable compensation to Lender and its agents, attorneys' fees, and all other expenses, liabilities and advances incurred or made by Lender, its agents and attorneys, in connection with such sale, and any other unreimbursed expenses for which Lender may be reimbursed pursuant to the Loan Documents; second, to the payment of all late charges required by the Loan Documents to be paid by Borrower, in such order and manner as Lender shall in its discretion determine; third, to the payment of the Obligations, in such order and manner as Lender shall in its discretion determine, with no amounts applied to payment of principal until all interest has been paid; fourth, to the other Obligations in such order and manner as Lender may determine; and last, to the payment to Borrower, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

7.6 Lender's Right to Perform. Lender may, at its option, and without any obligation to do so, pay, perform and discharge any and all obligations agreed to be paid or Performed in the Loan Documents by Borrower or any surety for the Performance of the Obligations if (a) such person fails to do so and (b) (i) an Event of Default exists and at least five (5) Business Days' notice has been given to such person of Lender's intention to take such action, (ii) the action taken by Lender involves obtaining insurance which such person has failed to maintain in accordance with the Loan Documents or to deliver evidence thereof, or (iii) in the opinion of Lender, such action must be taken because an emergency exists or to preserve any of the Collateral or its value. For such purposes Lender may use the proceeds of the Collateral. All amounts expended by Lender in so doing or in exercising its remedies under the Loan Documents following an Event of Default shall become part of the Obligations, shall be immediately due and payable by Borrower to Lender upon demand, and shall bear interest at the Default Rate from the dates of such expenditures until paid.

7.7 Non-Exclusive Remedies. No remedy in any Loan Document conferred on or reserved to Lender is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under any Loan Document or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power shall be construed to be a waiver of or acquiescence to any default or a waiver of any right or power; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

7.8 Waiver of Marshalling. Borrower, for itself and for all who may claim through or under it, hereby expressly waives and releases all right to have the Collateral, or any part of the Collateral, marshalled on any foreclosure, sale or other enforcement of Lender's rights and remedies.

7.9 Attorney-in-Fact. For the purpose of exercising its rights and remedies under paragraphs 7.2(d) and 7.6, Lender may do so in Borrower's name or its name and is hereby appointed as Borrower's attorney-in-fact to take any and all actions in Borrower's name and/or on Borrower's behalf as Lender may deem necessary or appropriate in its discretion in the accomplishment of such purposes.

8. COSTS AND EXPENSES; INDEMNIFICATION

8.1 Costs and Expenses.

     8.1.1 Borrower will pay on demand any and all costs and expenses incurred by Lender (exclusive of Lender's employees' expenses other than travel expenses) in connection with the initiation, documentation and closing of the Receivables Loan and the Inventory Loan, the making of Advances, the protection of the Collateral, or the enforcement of the Obligations against Borrower, including, without limitation, all attorneys', inspecting architect's/engineer's and other professionals' fees (including, without limitation, reasonable out-of-pocket expenses and reasonable and normal charges of such attorneys' and other professionals for photocopy, telecopy and computer services, and clerical overtime), consumer credit reports, and revenue, documentary stamp, transaction and intangible taxes. Without limiting the generality of the foregoing, if a bankruptcy proceeding is commenced by or against Borrower or otherwise involving the Collateral, Lender shall, to the extent not already provided for herein, be entitled to recover, and Borrower shall be obligated to pay, Lender's attorneys' fees and costs incurred in connection with: any determination of the applicability of the bankruptcy laws to the terms of the Loan Documents or Lender's rights thereunder; any attempt by Lender to enforce or preserve its rights under the bankruptcy laws or to prevent Borrower or any other person from seeking to deny Lender its rights thereunder; any effort by Lender to protect, preserve or enforce its rights against the Collateral, or seeking authority to modify the automatic stay of 11 U.S.C. Section 362 or otherwise seeking to engage in such protection, preservation or enforcement; or any proceeding(s) arising under the bankruptcy laws, or arising in or related to a case under the bankruptcy laws. In addition to the foregoing, Borrower agrees to timely pay all fees and expenses of Receivables Trustee to perform the services contemplated under the Pledge Agreement and under the Receivables Trusts. Borrower agrees to supply to Lender written notice in the event the Receivables Trustee advises Borrower that the Receivables Trustee intends to increase the fees and expenses payable to Receivables Trustee in connection with the performance of its services under the Pledge Agreement and Receivables Trusts, within three (3) Business Days following Borrower's Knowledge of such contemplated increase.

     8.1.2 Borrower agrees to timely pay and reimburse the Receivables Trustee for all Receivables Trustee's fees, costs and expenses incurred by or due and owing to the Receivables Trustee under or in connection with the Receivables Trusts and Pledge Agreement and agrees to take such steps as are necessary in order to prevent the Receivables Trustee from charging such costs, fees and expenses against the Trust Estate (as that term is defined in the Receivables Trusts) or from seeking reimbursement of such fees and expenses from the proceeds of the Receivables Collateral. In the event Borrower or Receivables Trustee withholds tax from the proceeds otherwise payable under the Receivables Collateral, Borrower shall pay to Lender on the last day of each and every month during the Term, the amount of tax so withheld during such month. In the event Receivables Trustee expends or advances any funds which will be charged against the Trust Estate or for which Receivables Trustee will be seeking reimbursement from the proceeds of the Receivables Collateral, Borrower shall, within eight
(8) days following notification by Receivables Trustee as to such contemplated expenditure or advance, deposit with Receivables Trustee, monies in an amount equal to such contemplated advance or expenditure so that the Trust Estate and the proceeds from the Receivables Collateral shall not be reduced by such advance or expenditure. In the event such notice is given and Borrower fails to deposit such monies (and notwithstanding the fact that such failure shall be deemed an Event of Default), in the event Receivables Trustee does not or, has no obligation to so notify Borrower, or in the event the Receivables Trustee charges Receivables Trustee's fees, costs or expenses against the Trust Estate or against the proceeds of the Receivables Collateral (and notwithstanding the fact that such act on the part of the Receivables Trustee shall be deemed an Event of Default), Borrower nevertheless shall pay to Lender on the last day of each and every month during the Term, the amount of such advance, expenditure or charge so made by Receivables Trustee during such month. The amounts payable by Borrower to Lender hereunder shall be deemed proceeds from the Receivables Collateral and shall be applied in the priority set forth in paragraph 2.10 hereof.

     8.1.3 Borrower agrees to timely pay and reimburse the Land Trustee for all of the Land Trustee's fees, costs and expenses incurred by or due and owing to the Land Trustee under or in connection with the Guaranty Trusts in the performance by the Land Trustee of the services contemplated to be performed by it under the Guaranty Trusts. Borrower furthermore agrees to timely pay all other fees, costs and expenses required to be paid by the Borrower under the Guaranty Trusts.

8.2 Indemnification. Borrower will INDEMNIFY, PROTECT, HOLD HARMLESS, and defend Lender, FPSI and their respective successors, assigns and shareholders (including corporate shareholders), and the directors, officers, employees, servants and agents of the foregoing, for, from and against: (a) any and all liability, damage, penalties, or fines, loss, costs or expenses (including, without limitation, court costs and attorneys' fees), claims, demands, suits, proceedings (whether civil or criminal), orders, judgments, penalties, fines and other sanctions whatsoever asserted against it and arising from or brought in connection with the Time-Share Project, the Collateral, Lender's status by virtue of the Loan Documents, creation of liens and security interests, the terms of the Loan Documents or the transactions related thereto, the security interest that Lender asserts in the Receivables Trust Collateral, the holding by Lender of a beneficial interest in the Receivables Trusts or the dissolution and liquidation of the Receivables Trusts, a breach of Borrower's obligations under Paragraph 6.1(g), any assertion or claim that Lender is required to withhold any tax due on the proceeds of any Instrument or Receivables Trust Collateral, or any act or omission of Borrower or an Agent, or their respective employees or agents, whether actual or alleged unless such act or omission is caused by Lender's gross negligence or willful misconduct; and (b) any and all brokers' commissions or finders' fees or other costs of similar type by any party in connection with the Receivables Loan and the Inventory Loan. On written request by a person or other entity covered by the above agreement of indemnity, Borrower will undertake, at its own cost and expense, on behalf of such indemnitee, using counsel satisfactory to the indemnitee, the defense of any legal action or proceeding to which such person or entity shall be a party. At Lender's option, Lender may at Borrower's expense prosecute or defend any action involving the priority, validity or enforceability of the Collateral. FPSI is hereby expressly made a third-party beneficiary of the indemnity obligations of Borrower contained in this paragraph 8.2 and shall have the right to enforce such indemnity obligations against Borrower in the same manner as if FPSI were a party to this Agreement.

9. CONSTRUCTION AND GENERAL TERMS

9.1 Special Provisions Relating to Receivables Trusts.

     (a) Borrower acknowledges that Lender's security interest in the Receivables Collateral and other collateral pledged to Lender as security for the Obligations and Receivables Trustee's obligations under the Pledge Agreement secures, inter alia, the payment and performance by Receivables Trustee of its obligations under the Pledge Agreement. Borrower agrees that neither demand on, nor pursuit of any remedies against Receivables Trustee shall be required as a condition precedent to, and neither the pendency nor prior termination of any action, suit or proceeding against Receivables Trustee shall bar or prejudice the making of a demand upon Borrower hereunder or the exercise of any remedies against Borrower. Neither (i) the exercise or failure to exercise by Lender of any rights or remedies conferred to it under the Pledge Agreement; (ii) the recovery of a judgment against Receivables Trustee; (iii) the commencement of any action at law or the recovery of a judgment against Receivables Trustee and the enforcement thereof; (iv) the taking or institution of any action against Receivables Trustee nor (v) any delay in taking or pursuing any of the foregoing shall extinguish or affect the obligations of Borrower hereunder. Lender may, without impairing the liability of

Borrower hereunder, extend the time for payment or performance of any obligations of Receivables Trustee under the Pledge Agreement; release or compromise any liability of Receivables Trustee thereunder; extend the time for payment of the obligations of Receivables Trustee thereunder; and agree to any amendment or modification or alteration of the Pledge Agreement on such terms and conditions as may be acceptable to Lender. Borrower shall have no rights of subrogation and hereby waives any right to participate in any of the Collateral (as that term is defined in the Pledge Agreement). Borrower waives any and all suretyship defenses and defenses in the nature thereof.

     (b) Borrower agrees to perform all acts that are necessary, required or contemplated under the terms of the Receivables Trusts in order for Lender to have and receive a security interest in the Receivables Collateral (including without limitation a security interest in the Receivables Trust Collateral and an assignment of the Pass-Through Certificates) and in order to insure that all of the proceeds of the Receivables Collateral are paid directly to Lender by virtue of and as a result of Lender's Security Interest in the Receivables Trust Collateral and by virtue of the assignment in favor of Lender of the Pass-Through Certificates.

     (c) Without limiting the generality of the foregoing, Borrower agrees to notify Receivables Trustee, pursuant to the provisions of Section V(D) of the Receivables Trusts, that (i) Lender has a Security Interest in the Receivables Trust Collateral, (ii) such Security Interest is a Pledge and/or Security
Interest (as such terms are defined in the Receivables Trusts) and not an outright assignment and (iii) all amounts due with respect to the Receivables Trust Collateral shall be paid to Lender rather than to Borrower until all of the Obligations have been paid and Performed in full. Borrower agrees not to vary, modify or revoke the foregoing instructions to Receivables Trustee without the prior written consent of Lender.

     (d) Without further limiting the generality of the foregoing, Borrower agrees to instruct Receivables Trustee, pursuant to Section II(C) of the Receivables Trusts, to grant to Lender a Security Interest in Receivables Trustee's interest in the Receivables Collateral as security for the payment and Performance of the Obligations. Borrowers agree not to vary, modify or revoke the foregoing instructions to Receivables Trustee, without the prior written consent of Lender.

     (e) Borrower hereby agrees that Lender is entitled to receive, by virtue of its security interest in the Receivables Trust Collateral, all proceeds from Receivables Collateral and that all amounts due with respect to the Receivables Trust Collateral (to the extent arising from or pertaining to the Receivables Collateral) shall be paid to Lender rather than to Borrower until all of the Obligations have been paid and Performed in full.

     (f) Borrower shall not authorize or approve the performance by Receivables Trustee of any extraordinary services, for which Receivables Trustee shall seek compensation, without the advance written consent of Lender.

     (g) Borrower shall not remove Receivables Trustee (or any successor to Receivables Trustee) as trustee under the Receivables Trusts without the express written consent of Lender. Borrower shall not appoint a successor trustee under the Receivables Trusts without obtaining Lender's consent as to the identity of such successor and without causing such successor, as a condition to such appointment, to become a party to the Pledge Agreement, the Servicing Agreement and the Lockbox Agreement in the same manner and to the extent that Receivables Trustee is such a party. Borrower shall not modify the Receivables Trusts in any respect without the prior written consent of Lender. Borrower shall not revoke or terminate the Receivables Trusts without the prior written consent of Lender.

     (h) Borrower recognizes that registration of certain of the Receivables Collateral or other collateral under the federal and state securities laws may be impractical because of the expenses or delays involved in the registration process and that in the absence of such registration, Lender may be unable to effect a public sale of all or a part of the Collateral, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such collateral for their own account, for investment and not with a view to the distribution or resale thereof. Borrower agrees that private sales so made may be at prices and other terms less favorable to the seller than if such collateral were sold at public sales, and that Lender has no obligation to delay sale of any such Collateral for a period of time necessary to permit such collateral to be registered for public sale under the Securities Act of 1933, as amended, and any applicable Blue Sky or other state securities laws. Borrower agrees that sales made under the foregoing circumstances shall not be deemed to have been made in a commercially unreasonable manner by virtue of any terms less favorable to the seller resulting from the private nature of such sales.

     (i) Borrower agrees to enforce, short of termination, all of the obligations of Receivables Trustee under the Receivables Trusts and hereby authorizes Lender, following an Event of Default, to so enforce such obligations, in the name of Borrower or otherwise but at the cost and the expense of Borrower.

     (j) Borrower shall not, at any time during the Term, (i) own in the aggregate ten percent (10%) or more of the voting stock of any corporate obligor of any receivables held by the Receivables Trusts, or ten percent (10%) or more of the capital or profits interests of any obligor of any such receivables that is a partnership or (ii) become a related person with respect to any obligor on any of the receivables within the Receivables Trusts (within the meaning of IRC
Section 864(d)(4);

     (k) Notwithstanding the fact that such transfer may constitute an Event of Default, the Pass-Through Certificates shall be transferred only by the surrender of an old Pass-Through Certificate and either the reissuance of the old Pass-Through Certificate to the new holder or the issuance of a new Pass-Through Certificate, in each case registered in the name of the new holder;

     (l) The identity of the owner of the receivables held by the Receivables Trusts shall be reflected on books and records maintained by the Collection Agent maintained pursuant to the Receivables Trusts on behalf of the makers of those note representing such receivables.

9.2 Payment Location. All monies payable under the Loan Documents shall be paid to Lender at its address set forth following its signature in lawful monies of the United States of America, unless otherwise designated in the Loan Documents or by Lender by notice.

9.3 Entire Agreement. The Loan Documents exclusively and completely state the rights and obligations of Lender and Borrower with respect to the Receivables Loan and the Inventory Loan. No modification, variation, termination, discharge, abandonment or waiver of any of the provisions or conditions of the Loan Documents shall be valid unless in writing and signed by a duly authorized representative of the party sought to be bound by such action. The Loan Documents supersede any and all prior representations, warranties and/or inducements, written or oral, heretofore made by Lender, Borrower and the Required Guarantors concerning this transaction, including the Commitment Letter.

9.4 Powers Coupled with an Interest. The powers and agency hereby granted by Borrower are coupled with an interest and are irrevocable until the Obligations have been paid in full and are granted as cumulative to Lender's other remedies for collection and enforcement of the Obligations.

9.5 Counterparts; Facsimile Signatures. Any Loan Document may be executed in counterpart, and any number of copies of such Loan Document which have been executed by all parties shall constitute one (1) original. Delivery of an executed counterpart of any Loan Document by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of such Loan Document. Any party delivering an executed counterpart of any Loan Document by telefacsimile shall also deliver a manually executed counterpart of such Loan Document, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of such Loan Document.

9.6 Notices. All notices, requests or demands required or permitted to be given under the Loan Documents shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered or (b) two (2) Business Days after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service, addressed as shown below, or to such other address as the party being notified may have designated in a notice given to the other party. Written notice may be given by telecopy to the telecopier number shown below or to such other telecopier number as the party being notified may have designated in a notice given to the other party, which notice shall be effective on the day of receipt if received during the recipient's normal business hours on the day of receipt or otherwise on the next Business Day; provided that such notice shall not be deemed effective unless not later than the next Business Day, a copy of such notice is hand delivered or deposited for delivery via courier in accordance with the requirements set forth above. The notice addresses and telecopy numbers for Borrower and Lender are set forth at the end of this Agreement following their respective signatures.

9.7 Successors and Assigns. All the covenants of Borrower and all the rights and remedies of the Lender contained in the Loan Documents shall bind Borrower, and, subject to the restrictions on merger, consolidation and assignment contained in the Loan Documents, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, whether so expressed or not. Borrower may not assign its rights in the Loan Documents in whole or in part. Except as may be expressly provided in a Loan Document, no person or other entity shall be deemed a third party beneficiary of any provision of the Loan Documents.

9.8 Severability. If any provision of any Loan Document is held to be invalid, illegal or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of the Loan Documents shall not in any way be affected or impaired thereby. In lieu of each such illegal, invalid or unenforceable provision, there shall be added to the Loan Document affected, a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid and unenforceable provision as may be possible.

9.9 Time of Essence. Time is of the essence in the Performance of the Obligations.

9.10 Miscellaneous. All headings are inserted for convenience only and shall not affect any construction or interpretation of the Loan Documents. Unless otherwise indicated, all references in a Loan Document to clauses and other subdivisions refer to the corresponding paragraphs, clauses and other subdivisions of the Loan Document; the words "herein," "hereof," "hereto," "hereunder" and words of similar import refer to the Loan Documents as a whole and not to any particular paragraph, clause or other subdivision; and reference to a numbered or lettered subdivision of an Article or paragraph shall include relevant matter within the Article or paragraph which is applicable to but not within such numbered or lettered subdivision. All Schedules and Exhibits referred to in this Agreement are incorporated in this Agreement by reference. Whenever the words "including", "include", or "includes" are used in the Loan Documents, they shall be interpreted in a non-exclusive manner as though the words, "without limitation," immediately followed the same.

                  [Remainder of Page Intentionally Left Blank]

9.11 CHOICE OF LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN, THE LOAN DOCUMENTS AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

9.12 CHOICE OF JURISDICTION; WAIVER OF VENUE. EACH OF BORROWER AND LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE SUBJECT MATTER THEREOF AND WAIVE ANY OTHER JURISDICTION OR VENUE TO WHICH THE PARTIES MAY OTHERWISE BE ENTITLED; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER AND LENDER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

9.13 WAIVER OF JURY TRIAL. LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY LOAN DOCUMENT WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES; AND THEREFORE, THEY AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY, AND KNOWINGLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY SUCH PROCEEDING.

9.14 INDUCEMENT TO LENDER. ALL OF THE PROVISIONS SET FORTH IN THE PARAGRAPHS REFERENCED BELOW ARE MATERIAL INDUCEMENTS FOR LENDER'S MAKING ADVANCES TO BORROWER.

                              (BORROWER'S INITIALS

                                                       RE:  9.11 - 9.14 /s/DYB)

                                                       RE:  9.11 - 9.14 /s/DYB)

                                                       RE:  9.11 - 9.14 /s/DYB)

                                                       RE:  9.11 - 9.14 /s/DYB)

                                                       RE:  9.11 - 9.14 /s/DYB)

                                                       RE:  9.11 - 9.14 /s/DYB)

                                                       RE:  9.11 - 9.14 /s/DYB)

                  [Remainder of Page Intentionally Left Blank]

9.15 Compliance With Applicable Usury Law. It is the intent of the parties hereto to comply with the Applicable Usury Law. Accordingly, notwithstanding any provisions to the contrary in the Loan Documents, in no event shall the Loan Documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law.

9.16 NO RELATIONSHIP WITH PURCHASERS. LENDER DOES NOT HEREBY ASSUME AND SHALL HAVE NO RESPONSIBILITY, OBLIGATION OR LIABILITY TO PURCHASERS, LENDER'S RELATIONSHIP BEING THAT ONLY OF A CREDITOR WHO HAS TAKEN AN ASSIGNMENT FROM
BORROWER OF THE INSTRUMENTS IN ORDER TO FACILITATE PERFORMANCE OF THE OBLIGATIONS. EXCEPT AS REQUIRED BY LAW AND FOR FILINGS MADE WITH THE SECURITIES & EXCHANGE COMMISSION OR ANY STOCK EXCHANGE ON WHICH BORROWER'S STOCK IS TRADED, BORROWER WILL NOT, AT ANY TIME, USE THE NAME OF OR MAKE REFERENCE TO LENDER WITH RESPECT TO THE TIME-SHARE PROJECT, THE SALE OF TIME-SHARE INTERESTS OR OTHERWISE, WITHOUT THE EXPRESS WRITTEN CONSENT OF LENDER.

9.17 NO JOINT VENTURE. THE RELATIONSHIP OF BORROWER AND LENDER IS THAT OF DEBTOR AND CREDITOR, AND IT IS NOT THE INTENTION OF EITHER OF SUCH PARTIES BY THIS OR ANY OTHER INSTRUMENT BEING EXECUTED IN CONNECTION WITH THE RECEIVABLES LOAN OR THE INVENTORY LOAN TO ESTABLISH A PARTNERSHIP, AND THE PARTIES HERETO SHALL NOT UNDER ANY CIRCUMSTANCES BE CONSTRUED TO BE PARTNERS OR JOINT VENTURERS.

9.18 Standards Applied to Lender's Actions. Unless otherwise specifically stipulated elsewhere in the Loan Documents, if a matter is left in the Loan Documents to the decision, requirement, request, determination, judgment, opinion, approval, consent, satisfaction, acceptance, agreement, option or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may."

9.19 Meaning of Subordination. Any subordination required to be given under the Loan Documents to Lender shall include the subordination of and the deferral of the right to receive payments on the subordinated obligations except to the extent expressly permitted in this Agreement; the remittances to Lender of all prohibited payments received by the third party; the subordination of all liens, security interests, assignments and other encumbrances and claims held by the subordinating party on or against any of Borrower's property to Lender's interest (whenever acquired) in such property; and an agreement on the part of the third party not to exercise any remedies against Borrower so long as all obligations under the Loan Documents have not been fully satisfied.

9.20 Scope of Reimbursable Attorney's Fees. As used in the Loan Documents, the term "attorneys' fees" includes the reasonable fees of attorneys licensed to practice law in any jurisdiction, law clerks, paralegals, investigators and others not admitted to the bar but performing services under the supervision of a licensed attorney, and the expenses (including, without limitation, normal and customary charges for telecopy and photocopy services and clerical overtime) incurred by them in the performance of their services. As used in the Loan Documents, attorneys' fees incurred by Lender in the enforcement of any remedy or covenant include, without limitation, attorneys' fees incurred in any foreclosure of the Security Documents, in protecting or sustaining the lien or priority of the Collateral, or in any proceeding arising from or connected with any such matter, including any bankruptcy, receivership, injunction or other similar proceeding, or any appeal from or petition for review of any such matter, and with or without litigation.

9.21 Publicity. Lender is hereby authorized to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof. Borrower consents to such advertising and authorizes Lender to use Borrower's name, logo, insignia, descriptive art work, trade name, trademark, or other similar material, whether or not protected by copyright (or otherwise), in any such advertisement.

9.22 Joint and Several. All of the Obligations, covenants, representations and warranties of Borrower in any of the Loan Documents shall be the joint and several Obligations, covenants, representations and warranties of each entity constituting Borrower, except to the extent otherwise set forth to the contrary. Although Lender and Borrower intend that each entity constituting Borrower shall be jointly and severally liable for all

Obligations, to the extent that this Agreement or the other Loan Documents may be determined to secure indebtedness of any Borrower for which any other Borrower is not primarily liable, each Borrower expressly waives the benefit of any and all defenses available to a guarantor, surety, endorser or accommodation party dependent on an obligor's character as such. Without limiting the generality of the foregoing, each such other Borrower's liability hereunder shall not be affected or impaired in any way by any of the following acts or things (which Lender is hereby expressly authorized to do, omit or suffer from time to time without notice to or consent of anyone):

     (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Obligations;

     (ii) any extension or renewal of any Obligations (whether or not for longer than the original period) or any modification of the interest rate, maturity or other terms of the Obligations;

     (iii) any waiver or indulgence granted to any Borrower, and any delay or lack of diligence in the enforcement of any or all Obligations owed by any Borrower;

     (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, any Borrower or the Guarantor or other person liable on any Obligations;

     (v) any release, surrender, cancellation or other discharge of any or all Obligations of Borrower or the acceptance of any instrument in renewal or substitution for any instrument evidencing any Obligations;

     (vi) any failure to obtain collateral security (including rights of setoff) for any Obligations or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security for any Obligations;

     (vii) any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security for any Obligations;

     (viii) any assignment, sale, pledge or other transfer of any of the Obligations owed by any Borrower; or

     (ix) any manner, order or method of application of any payments or credits on any Obligations.

     Each Borrower waives all rights that it may now have or hereafter acquire, whether by subrogation, contribution, reimbursement, recourse, exoneration, contract or otherwise, to recover from any other Borrower or from any property of any other Borrower any sums paid under this Agreement. No Borrower will exercise or enforce any right of contribution to recover any such sums from any person who is a co-obligor with any Borrower or a guarantor or surety of the Obligations or from any property of any such person or entity until all of the Obligations shall have been fully paid and discharged.

9.23 Reliance. Lender's examination, inspection, or receipt of information pertaining to Borrower, any Guarantor, the Collateral or the Time-Share Project shall not in any way be deemed to reduce the full scope and protection of the warranties, representations and Obligations contained in the Loan Documents.

9.24 Currency. All monetary amounts for all purposes hereunder shall be denominated in Dollars. All amounts payable under the Loan Documents shall be payable solely in Dollars in immediately available funds for deposit into the bank account set forth in the attached Exhibit D or such other account as Lender shall from time to time indicate by written notice to Borrower.

9.25 Consideration. Each of the entities comprising Borrower acknowledges the Lender would not make the Receivables Loan or Inventory Loan contemplated hereby unless each of such entities (a) became a party to this Agreement and the other Loan Documents, (b) became jointly and severally liable for the payment and performance of all of the Obligations, and (c) granted to Lender a security interest, subject to Permitted Encumbrances, in all items of Collateral owned by each Borrower. Although each of the entities comprising Borrower maintains its separate legal existence and operates as a distinct and separate entity, such entities have historically engaged in substantial business with each other and have operated, and intend to continue operating, as a joint and consolidated entity for financial planning and cash management purposes and for purposes of achieving certain business operation efficiencies. Each of the entities comprising Borrower will therefore benefit from the financing arrangement and accommodations made by Lender under this Agreement and the other Loan Documents. Finally, it was a condition precedent on the part of Lender to the closing of the Receivables Loan that each of CR Cabo, CR Cancun and CR Puerto Vallarta form Cabo

Sub, Cancun Sub and Puerto Vallarta Sub, respectively, and that CR Cabo, CR Cancun and CR Puerto Vallarta assign to Cabo Sub, Cancun Sub and Puerto Vallarta Sub, inter alia, all of their right, title and interest, if any, in and to the beneficial interest in the Receivables Trusts.

9.26 Judgment Currency. If, for the purpose of obtaining or enforcing judgment against Borrower or Guarantor in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in Dollars under the Loan Documents, the conversion shall be made at the rate of exchange available to Lender on the Business Day immediately preceding (i) the date of actual payment of the amount due, in the case of any proceeding in the courts of the State of Arizona or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or (ii) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this provision being hereinafter referred to as the "Judgment Conversion Date"). If, in the case of any proceeding in the court of any jurisdiction referred to above, there is a change in the rate of exchange available to Lender between the Judgment Conversion Date and the date of actual receipt of the amount due in immediately available funds, Borrower or Guarantor, as the case may be, shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange available to Lender on the date of payment, will produce the amount of Dollars, which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange on the Judgment Conversion Date.



                            [SIGNATURE PAGE FOLLOWS]

    [SIGNATURE PAGES FIRST AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective name, personally or by their duly authorized representatives as of April 23, 1999.

BORROWER CR RESORTS CANCUN, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                    By: /s/DOUGLAS Y. BECH
                        Douglas Y. Bech
                        Title:  Attorney-in-Fact

                    WITNESS: /s/BRIAN R. TUCKER


                    Name: Brian R. Tucker

                    Notice Address and Telecopy Number:

                    Raintree Resorts International, Inc.
                    10000 Memorial Drive, Suite 480
                    Houston, Texas 77024
                    Attention:  Chief Financial Officer
                    Telecopy No.:  713-613-2828

                    CR RESORTS LOS CABOS, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                    By: /s/DOUGLAS Y. BECH
                        Douglas Y. Bech
                        Title:  Attorney-in-Fact

                    WITNESS: /s/BRIAN R. TUCKER


                    Name: Brian R. Tucker

                    Notice Address and Telecopy Number:

                    Raintree Resorts International, Inc.
                    10000 Memorial Drive, Suite 480
                    Houston, Texas 77024
                    Attention:  Chief Financial Officer
                    Telecopy No.:  713-613-2828

                         [ADDITIONAL SIGNATURES FOLLOW]

                    CR RESORTS PUERTO VALLARTA, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                    By: /s/DOUGLAS Y. BECH
                        Douglas Y. Bech
                        Title:  Attorney-in-Fact

                    WITNESS: /s/BRIAN R. TUCKER


                    Name: Brian R. Tucker

                    Notice Address and Telecopy Number:

                    Raintree Resorts International, Inc.
                    10000 Memorial Drive, Suite 480
                    Houston, Texas 77024
                    Attention:  Chief Financial Officer
                    Telecopy No.:  713-613-2828

                    CORPORACION MEXITUR, S. de R.L., de C.V., a Mexican limited responsibility corporation with variable capital


                    By: /s/DOUGLAS Y. BECH
                        Douglas Y. Bech
                        Title:  Attorney-in-Fact

                    WITNESS: /s/BRIAN R. TUCKER


                    Name: Brian R. Tucker

                    Notice Address and Telecopy Number:

                    Raintree Resorts International, Inc.
                    10000 Memorial Drive, Suite 480
                    Houston, Texas 77024
                    Attention:  Chief Financial Officer
                    Telecopy No.:  713-613-2828

                         [ADDITIONAL SIGNATURES FOLLOW]

                    CR RESORTS CANCUN TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                    By: /s/DOUGLAS Y. BECH
                        Douglas Y. Bech
                        Title:  Attorney-in-Fact

                    WITNESS: /s/BRIAN R. TUCKER


                    Name: Brian R. Tucker

                    Notice Address and Telecopy Number:

                    Raintree Resorts International, Inc.
                    10000 Memorial Drive, Suite 480
                    Houston, Texas 77024
                    Attention:  Chief Financial Officer
                    Telecopy No.:  713-613-2828

                    CR RESORTS CABOS TIMESHARE TRUST,S.de R.L.de C.V., a Mexican limited responsibility corporation with variable capital


                    By: /s/DOUGLAS Y. BECH
                        Douglas Y. Bech
                        Title:  Attorney-in-Fact

                    WITNESS: /s/BRIAN R. TUCKER


                    Name: Brian R. Tucker

                    Notice Address and Telecopy Number:

                    Raintree Resorts International, Inc.
                    10000 Memorial Drive, Suite 480
                    Houston, Texas 77024
                    Attention:  Chief Financial Officer
                    Telecopy No.:  713-613-2828

                         [ADDITIONAL SIGNATURES FOLLOW]

                    CR RESORTS PUERTO VALLARTA TIMESHARE TRUST,S.de R.L.de C.V., Mexican limited responsibility corporation with variable capital


                    By: /s/DOUGLAS Y. BECH
                        Douglas Y. Bech
                        Title:  Attorney-in-Fact

                    WITNESS: /s/BRIAN R. TUCKER


                    Name: Brian R. Tucker

                    Notice Address and Telecopy Number:

                    Raintree Resorts International, Inc.
                    10000 Memorial Drive, Suite 480
                    Houston, Texas 77024
                    Attention:  Chief Financial Officer
                    Telecopy No.:  713-613-2828



A copy of all notices to the Borrower shall also be sent as follows (which shall not be deemed notice):

                    Battle Fowler
                    2049 Century Park East, Suite 2350
                    Los Angeles,  California  90067
                    Attention:  Rick Davis, Esq.
                    Telecopy No.:  310-277-0336

STATE OF TEXAS      )
                    )  ss.
COUNTY OF HARRIS    )

     The foregoing instrument was acknowledged before me this 9 day of April, 1999, by DOUGLAS Y. BECH, the Attorney-in-Fact of CR Resort Cancun, S. de R.L.
S. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.

                                  /s/BEA M. ROBERTSON
                                  Notary Public in and for said State and County

My commission expires: 10-31-99




STATE OF TEXAS      )
                    )  ss.
COUNTY OF HARRIS    )

     The foregoing instrument was acknowledged before me this 9 day of April, 1999, by DOUGLAS Y. BECH, the Attorney-in-Fact of CR Resorts Los Cabos, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.

                                  /s/BEA M. ROBERTSON
                                  Notary Public in and for said State and County

My commission expires: 10-31-99




STATE OF TEXAS      )
                    )  ss.
COUNTY OF HARRIS    )

     The foregoing instrument was acknowledged before me this 9 day of April, 1999, by DOUGLAS Y. BECH, the Attorney-in-Fact of CR Resort Puerto Vallarta, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.

                                  /s/BEA M. ROBERTSON
                                  Notary Public in and for said State and County

My commission expires: 10-31-99

STATE OF TEXAS      )
                    )  ss.
COUNTY OF HARRIS    )

     The foregoing instrument was acknowledged before me this 9 day of April, 1999, by DOUGLAS Y. BECH, the Attorney-in-Fact of Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.

                                  /s/BEA M. ROBERTSON
                                  Notary Public in and for said State and County

My commission expires: 10-31-99



STATE OF TEXAS      )
                    )  ss.
COUNTY OF HARRIS    )

     The foregoing instrument was acknowledged before me this 9 day of April, 1999, by DOUGLAS Y. BECH, the Attorney-in-Fact of CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.

                                  /s/BEA M. ROBERTSON
                                  Notary Public in and for said State and County

My commission expires: 10-31-99




STATE OF TEXAS      )
                    )  ss.
COUNTY OF HARRIS    )

     The foregoing instrument was acknowledged before me this 9 day of April, 1999, by DOUGLAS Y. BECH, the Attorney-in-Fact of CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.

                                  /s/BEA M. ROBERTSON
                                  Notary Public in and for said State and County

My commission expires: 10-31-99

STATE OF TEXAS      )
                    )  ss.
COUNTY OF HARRIS    )

     The foregoing instrument was acknowledged before me this 9 day of April, 1999, by DOUGLAS Y. BECH, the Attorney-in-Fact of CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.

                                  /s/BEA M. ROBERTSON
                                  Notary Public in and for said State and County

My commission expires: 10-31-99

LENDER              FINOVA CAPITAL CORPORATION, a Delaware corporation


                    By:       /s/GAYLE R. McKENZIE
                    Name:     Gayle R. McKenzie
                    title:    Vice President

                    Lender's Notice Address and Telecopy Number:

                    FINOVA Capital Corporation
                    7272 East Indian School Road, Suite 410
                    Scottsdale,  Arizona  85251
                    Attn.:  Vice President--International Resort Finance
                    Telecopy:  (602) 874-6444

                    with a copy to:

                    FINOVA Capital Corporation
                    7272 East Indian School Road, Suite 410
                    Scottsdale,  Arizona  85251
                    Attn.:  Vice President-Group Counsel
                    Telecopy:  (602) 874-6445

                          SCHEDULE OF ADDITIONAL TERMS


S.1 This Schedule has been incorporated by reference into and form a part of that First Amended and Restated Loan and Security Agreement dated as of April 23, 1999, between FINOVA Capital Corporation and CR Resorts Cancun, S. de R.L. de C.V., CR Resorts Los Cabos, S. de R.L. de C.V., CR Resorts Puerto Vallarta,
S. de R.L. de C.V., Corporacion Mexitur, S. de R.L. de C.V., CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V. and CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V.

S.2 To the extent of any inconsistency between this Schedule and the other provisions of the provisions of the First Amended and Restated Loan and Security Agreement, the provisions of this Schedule shall prevail.

S.3 The provisions of the Loan and Security Agreement are supplemented as follows (paragraph references are references to paragraphs of the Loan and Security Agreement) which are intended to be supplemented by the following provisions :

               (a) P. 1. Basic Interest Rate (Inventory): Two and one-fourth percent (2.25%) per annum in excess of the Base Rate fluctuating monthly on the first day of each calendar month based upon the Base Rate in effect on such date.

               (b) P. 1. Basic Interest Rate (Receivables): One and three-fourths percent (1.75%) per annum in excess of the Base Rate fluctuating monthly on the first day of each calendar month based upon the Base Rate in effect on such date.

               (c) P. 1. Default Rate: with respect to the Inventory Loan (a) two percent (2%) above the Basic Interest Rate (Inventory) or (b) the maximum contract rate permitted under the applicable usury law, whichever of (a) or (b) is lesser, with respect to the Receivables Loan (x) two percent (2%) above the Basic Interest Rate (Receivables) or (y) the maximum contract rate permitted under the applicable usury law, whichever of (x) or (y) is lesser, and with respect to monetary Obligations owed by Borrower to Lender other than the principal and interest due under the Inventory Loan or the Receivables Loan (i) four and one-quarter percent (4.25%) per annum in excess of the Base Rate fluctuating monthly on the first day of each calendar month based upon the Base Rate in effect on such date or (ii) the maximum contract permitted under the applicable usury law, whichever of (i) or (ii) is lesser.

               (d)  P.  1.  Inventory  Loan  Borrowing  Term  Expiration   Date:
                    September 30, 1999.

               (e) P. 1. Inventory Loan Fee: One Hundred Ten Thousand and No/100 Dollars ($110,000).

               (f) P. 1. Inventory Loan Maturity Date: the earlier of (a) April 30, 2001 or (b) the date which is twenty-four (24) months from the first Advance of the proceeds of the Inventory Loan.

               (g)  P. 1. Inventory Loan Opening Prepayment Date: the earlier of
                    (a) April 30, 2001 or (b) the date which is twelve (12) months from the first Advance of the proceeds of the Inventory Loan.

               (h) P. 1. Inventory Loan Prepayment Premium: The Inventory Loan Prepayment Premium at any time shall be equal to an amount which is the product of the then unpaid principal amount being prepaid times a percentage based upon the year after the Inventory Loan Opening Prepayment Date in which the prepayment occurs and determined in accordance with the following schedule:

                    Years After Inventory Loan     Applicable Inventory Loan
                    Opening Prepayment Date        Prepayment Premium Percentage

                     Year 1 and thereafter                                 3 %

     Year 1 shall be the period of time commencing on the Inventory Loan Opening Prepayment Date and expiring twelve months thereafter. If the prepayment occurs during a period when prepayment is closed, the applicable prepayment premium percentage (if Lender agrees to allow such prepayment) shall be five percent (5%).

               (i)  P. 1. Lockbox Agent: Bank One, Arizona, N.A.

               (j) P. 1. Maximum Loan Amount: the lesser of (i) Thirty-Two Million Dollars ($32,000,000) or (ii) the maximum amount of Indebtedness (as defined in the Indenture) that Borrower and Guarantor may incur under the Indenture, taking into account the amount of any other Indebtedness then owed by Borrower or Guarantor, which, by virtue of its amount or nature, is restricted by the Indenture.

               (k) P. 1. Maximum Inventory Loan Amount: Thirteen Million Five Hundred Thousand Dollars ($13,500,000)

               (l) P. 1. Maximum Receivables Loan Amount: Twenty Million Dollars ($20,000,000).

               (m)  P. 1. RLBB  Principal  Balance  Percentage:  ninety  percent
                    (90%).

               (n)  P. 1.  Receivables  Loan  Borrowing  Term  Expiration  Date:
                    Eighteen (18) months following the date of the first Advance of the Receivables Loan, provided, however, that in the event during such eighteen (18) month period there does not occur an Event of Default or Incipient Default with respect to which Lender gave Borrower written notice, the
                    Receivables Loan Borrowing Term Expiration Date shall be thirty six (36) months from the date of the first Advance of the Receivables Loan.

               (o) P. 1. Receivables Loan Fee: Two Hundred Thousand Dollars ($200,000).

               (p) P. 1. Receivables Loan Maturity Date: Eighty-four (84) months from the last Advance of the Receivables Loan.

               (q)  P. 1. Receivables Loan Opening Prepayment Date: The date two
                    (2) years from the date of the first Advance of the Receivables Loan.

               (r) P. 1 Receivables Loan Prepayment Premium: The Receivables Loan Prepayment Premium at any time shall be equal to an amount which is the product of the then unpaid principal amount being prepaid times a percentage based upon the year after the Receivables Loan Opening Prepayment Date in which the prepayment occurs and determined in accordance with the following schedule:

                    Years After Receivables Loan   Applicable Receivables Loan
                    Opening Prepayment Date        Prepayment Premium Percentage

                             Year 1                            4 %
                             Year 2                            3 %
                             Year 3                            2 %
                             thereafter                        none

     Year 1 shall be the period of time commencing on the Receivables Loan Opening Prepayment Date and expiring twelve months thereafter. Each Year thereafter begins on the next succeeding anniversary date of the Receivables Loan Opening Prepayment Date and ends twelve (12) months thereafter. If the prepayment occurs during a period when prepayment is closed, the applicable prepayment premium percentage (if Lender agrees to allow such prepayment) shall be five percent (5%).

               (s)  P. 1. Required Closing Date. May 27, 1999.

               (t)  P. 1. Required Guarantors:  Raintree Resorts  International,
                    Inc.

               (u) P. 1. Servicing Agent: Resort Communications, Inc., subject to Lender's right to remove such Servicing Agent as provided in the Agreement.

               (v) P. 1. Time Share Project: Club Regina Resort at Los Cabos, Club Regina Resort at Puerto Vallarta and Club Regina Resort at Cancun.

               (w) P. 2.4 Inventory Advance Formula: The amount of the first Advance of the Inventory Loan and second Advance of the Inventory Loan shall be determined pursuant to the following formula subject to the Maximum Loan Amount and Maximum Inventory Loan Amount limitations.

                    W = A x .5 x B x .2

                    Y = [(A - C) x B x .2] - V;

                    where:

                    A = the then aggregate number of unsold Time-Share Interests at each of the Time-Share Projects as revealed by the inventory audits described in paragraph 4.1(n) of the
                    Agreement (with respect to the first Advance of the Inventory Loan) and in paragraph 4.2(b)(ii) of the Agreement (with respect to the second Advance of the Inventory Loan).

                    B = the average aggregate retail sales price per Time-Share Interest sold at each of the Time-Share Projects over the previous six (6) month period of time measured from, as the case may be, the date of the first Advance or the second Advance of the Inventory Loan;

                    C = the average number of Time-Share Interests sold at all of the Time-Share Projects during a calendar month
                    (determined on the basis of the number of sales over the previous six (6) month period of time, measured from the date of the second Advance of the Inventory Loan);

                    V = the outstanding principal balance of the Inventory Loan as of but immediately prior to the making of the second Advance of the Inventory Loan

                    W = the amount of the first Advance, inclusive of the interest reserve to be established pursuant to paragraph 2.4 of the Agreement.

                    Y = the amount of the second Advance, inclusive of the interest reserve to be established pursuant to paragraph 2.4 of the Agreement.

               (x) P. 2.9(a) Payment of Inventory Loan Fee. The Inventory Loan Fee shall be payable in full on the earlier of April 15, 1999 or concurrently with the first Advance of the proceeds of the Inventory Loan.

               (y) P. 2.9(a).Payment of Receivables Loan Fee: The Receivables Loan Fee shall be payable as follows: A total of One Hundred Fifty Thousand Dollars ($150,000) of the Receivables Loan Fee was paid prior to the date hereof in connection with the Original Agreement. The remaining balance of Fifty Thousand Dollars ($50,000) is due on the earlier of November 25, 2000 or at such time as the unpaid principal balance of the Receivables Loan reaches Fifteen Million Dollars ($15,000,000).

               (z)  P. 2.9(b).Custodial Fee: Five Dollars ($5).

               (aa) P. 2.9(c).Availability Fee Percentage: one percent (1%).

               (bb) P. 4.5. Minimum Advance Amount. One Hundred Thousand Dollars
                    ($100,000).

               (cc) P. 4.5. Maximum Advance Frequency:  twice per calendar month with a Five Hundred Dollar ($500) charge being imposed in connection with the second Receivables Advance in any one
                    (1) calendar month. Lender shall have the right to withhold the amount of such charge from such Advance.

               (dd) P. 4.6. Wire Transfer Fee. Twenty Five Dollars ($25).

               (ee) P. 5.1, 6.1. Borrower's Type of Business Organization:

                    (1) CR Cancun: a Mexican limited responsibility corporation with variable capital;

                    (2) CR Cabos: a Mexican limited responsibility corporation with variable capital;

                    (3) CR Puerto Vallarta: a Mexican limited responsibility corporation with variable capital;

                    (4) Corporacion Mexitur: a Mexican limited responsibility corporation with variable capital;

                    (5)  Cancun   Sub:   a   Mexican   limited    responsibility
                         corporation with variable capital;

                    (6) Cabos Sub: a Mexican limited responsibility corporation with variable capital; and

                    (7) Puerto Vallarta Sub: a Mexican limited responsibility corporation with variable capital.

               (ff) P. 5.1, 6.1. Borrower's Jurisdiction of Organization.

                    (1)  CR Cancun: Mexico

                    (2)  CR Cabos: Mexico

                    (3)  CR Puerto Vallarta: Mexico

                    (4)  Corporacion Mexitur: Mexico

                    (5)  Cancun Sub: Mexico

                    (6)  Cabos Sub: Mexico

                    (7)  Puerto Vallarta Sub: Mexico

               (gg) P. 5.3. Borrower's Principal Place of Business.

                    (1) CR Cancun: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

                    (2) CR Cabos: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

                    (3) CR Puerto Vallarta: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

                    (4) Corporacion Mexitur: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

                    (5) Cancun Sub: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

                    (6) Cabos Sub: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

                    (7) Puerto Vallarta Sub: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

               (hh) P. 5.3. Borrower's Chief Executive Office.

                    (1) CR Cancun: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

                    (2) CR Cabos: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

                    (3) CR Puerto Vallarta: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

                    (4) Corporacion Mexitur: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

                    (5) Cancun Sub: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

                    (6) Cabos Sub: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

                    (7) Puerto Vallarta Sub: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

               (ii) P. 5.9  Jurisdiction  Where Sales and/or Offers to Sell Have
                    Occurred. Mexico.

S.4 No later than the fifteenth day of each month, Borrower shall make to Lender a payment (the "Interval Sales Payment") determined pursuant to the formula set forth below (or one-half of the payment determined pursuant to the formula set forth below with respect to a particular Time-Share Interest that entitles a Purchaser to occupy a Unit every other calendar year), for each Time-Share Interest sold during the immediately previous calendar month. Lender shall have the right to make a draw upon the Receivables Loan in order to make such Interval Sales Payments or in order to make any other payments required under the Inventory Loan Note in the event such payments are not made by Borrower in a timely fashion. Interval Sales Payments shall be applied to the unpaid principal balance of the Inventory Loan. In consideration of the payment by Borrower to Lender of an Interval Sales Payment with respect to a particular Time-Share Interest, Lender agrees to grant nondisturbance rights in favor of the Purchaser of such Time-Share Interest more fully provided in the Guaranty Trusts.

     The Interval Sales Payment after the making of the first Advance of the Inventory Loan and prior to the making of the second Advance of the Inventory Loan shall equal the amount obtained by application of the following formula:

                    W   /   (A x .5 x .75)

     The Interval Sales Payment after the making of the second Advance of the Inventory Loan shall equal the amount obtained by application of the following formula:

                    Z   /   [(A - C) x .75)]

           where

               W, A and C shall be as defined in Section S.3(W) of this Schedule and Z shall mean the unpaid principal balance of the Inventory Loan (inclusive of the drawn and undrawn interest reserves established pursuant to paragraph 2.4 of the Agreement) after the making of the second Advance of the Inventory Loan.

S.5 In addition to the other representations, warranties and covenants of Borrower set forth in the Loan and Security Agreement, Borrower represents, warrants and covenants as follows:

               (a) On the final day of each fiscal quarter of Borrower, commencing with the fiscal quarter ending March 31, 1999 and on the final day of each fiscal year of Borrower, commencing with the fiscal year ending December 31, 1999, the sum of
                    (i) the total of Borrower's consolidated costs and expenses for commissions and selling relating to the retail sales of time-share interests, use rights, memberships and fractional ownership interests and (ii) the total of Borrower's consolidated general and administrative expenses (the costs and expenses described in clauses (i) and (ii) hereinafter the "SGA Expenses") shall not exceed sixty percent (60%) of the sum of the gross proceeds of Borrower's consolidated processed sales of retail time-shares interests, use rights, memberships and fractional ownership interests plus "Demo Sales" for the same period (each net of cancellations of and discounts on such sales) ("Net Sales"). The foregoing covenant shall be tested quarterly based upon Borrower's total aggregate SGA Expenses and Net Sales for the immediately preceding three (3) month period and annually based upon Borrower's total aggregate SGA Expenses and Net Sales for the immediately preceding twelve (12) month period. SGA Expenses and Net Sales shall be as determined in accordance with Mexican GAAP.

               (b) Borrower shall not permit Delinquencies as of the end of any three (3) consecutive calendar months during the term of the Receivables Loan and the Inventory Loan to exceed four percent (4%) of the aggregate then unpaid principal balance of all Receivables which have been pledged or assigned to Lender. In addition, during the term of the Inventory Loan, Borrower shall not permit Delinquencies as of the end of any three (3) consecutive calendar months to exceed ten percent (10%) of the aggregate then unpaid principal balance of all Receivables arising from the Time Share Project that have not been pledged or assigned to Lender. For purposes hereof, Delinquencies shall mean in the case of the first sentence above, individually and collectively, Receivables pledged or assigned to Lender under which an installment payment becomes more than sixty (60) days past due and in the case of the second sentence above, individually and collectively, Receivables arising from the Time Share Project and which have not been pledged or assigned to Lender, under which an installment payment becomes more than sixty (60) days past due. This covenant shall be tested on a consolidated level as to all of the entities constituting Borrower.

               (c) Borrower shall maintain a ratio of Adjusted Current Assets to Adjusted Current Liabilities of no less than 1.25 to 1.0 tested quarterly commencing March 31, 1999. For purposes hereof, the term Adjusted Current Assets shall mean the current assets shown on Borrower's balance sheet minus any receivables owed to Borrower or any of them from any Affiliate and any time-share accounts receivable, plus time-share accounts receivable reserves and time-share cancellation reserves, determined on a consolidated basis as to all entities constituting Borrower. For purposes hereof, the term Adjusted Current Liabilities shall mean the current liabilities shown on Borrower's balance sheet minus the current portion of any liabilities owed by Borrower to any Affiliates and the current portion of any installments due under the Mirror Notes, determined on a consolidated basis as to all entities constituting Borrower.

                                    EXHIBIT A

                        CONDITIONS OF ELIGIBLE INSTRUMENT


     (a) Lender has a valid, direct and perfected first lien/security interest in the Instrument and security therefor and has a valid and perfected first priority right to payments.

     (b) The Instrument does not represent a sale by Borrower, directly or indirectly, to any of its members, managers, shareholders, directors, officers, partners, as the case may be, its agents, employees or creditors, or any relative or Affiliate of Borrower, of Guarantor or of the foregoing.

     (c) Borrower has received from the Purchaser a minimum cash down payment of ten percent (10%) of the total sales price (no part which has been advanced or loaned to the Purchaser by Borrower, directly or indirectly) with such down payment being represented by a cash or credit card payment.

     (d) The Instrument must provide for level consecutive monthly installments of principal and interest in U. S. funds over a term (from its effective date) not exceeding eighty four (84) months from the date of its execution, and after taking into account the making of an Advance against such Instrument, the weighted average interest rate on all Instruments then assigned or pledged to Lender does not fall below thirteen percent (13%) per annum. The foregoing weighted calculation shall be performed by FPSI by applying their usual and customary weighted average formula to such Instruments.

     (e) At the time of funding of an Advance against the Instrument, no scheduled installment payment on the Instrument is more than thirty (30) days past due or has been deferred more than thirty (30) days.

     (f) The Purchaser in all respects, including, without limitation, its creditworthiness, is acceptable to Lender; has obtained from Borrower marketable rights to the purchased Time-Share Interest; and has not purchased more than four (4) Time-Share Interests.

     (g) The Instrument and any security for the payment of the amount due under the Instrument are bona fide, are in form and substance satisfactory to Lender and are valid and enforceable in accordance with their terms; upon the obligor's default under the Instrument, subject only to notice and a reasonable grace period, payment of the balance of the indebtedness owing under the Instrument may be immediately accelerated and the lien of any security may be foreclosed or realized upon; and rights of the Purchaser to the purchased Time-Share Interest(s) is subject only to the Permitted Encumbrances.

     (h) The Unit(s) and the amenities that have been promised to the Purchasers have been completed, fully furnished and approved and ready for occupancy and the furnishings in those Units are free of any lien except for the Permitted Encumbrances; no Unit or other part of the common areas of the Time-Share Project is subject to partition; and the time-share use of the Units and amenities conform to all applicable restrictions and laws, necessary approvals having been obtained.

     (i) The Instrument, any security for the payment of the amount due under the Instrument and the related sale transaction comply with all applicable laws; Borrower has Performed all its obligations due to the Purchaser and there are no executory obligations to the Purchaser to be Performed by Borrower; and the Purchaser does not have any right of rescission, set-off, abatement, counterclaim or the like.

     (j) The Purchaser is a United States or Canadian resident, unless the Purchasers of at least ninety percent (90%) of all other Eligible Instruments are United States or Canadian residents.

     (k) The Unit represented by such Time-Share Interest is part of the Club Regina Multi-Resort System.

     (l) The Instrument executed by a Purchaser who is a United States resident and representing the financed portion of the purchase price of a Time-Share Interest is held by the Receivables Trustee in the Receivables Trust. In all other circumstances, the Instrument is owned by Cancun Sub, Cabos Sub or Puerto Vallarta Sub.

     (m) The Instrument is serviced by the Servicing Agent.

     (n) As an alternative to the eligibility criteria set forth in subparagraphs (c) and (d) above, the Instrument provides for level consecutive monthly installments of principal and interest in U.S. funds over a term (from its effective date) not exceeding twenty four (24) months from its execution, with interest accruing on the unpaid balance at a rate as low as zero percent (0.0%) per annum and the Borrower has received from the Purchaser a minimum cash down payment of fifty percent (50%) of the total sales price (no part of which has been advanced or loaned to the Purchaser by the Borrower, directly or indirectly) with such down payment being represented by cash or credit card payment; and provided that when the unpaid principal balance of such Instrument is added to the unpaid principal balance of all other Instruments meeting the eligibility criteria set forth in this subparagraph and against which an Advance has been made, such sum is not in excess of ten percent (10%) of the unpaid principal balance of all Instruments against which an Advance has been made.

     (o) The Instruments contained within the Club Regina Trust II and the Club Regina Trust III shall contain language substantially similar to the following:

          The maker and payee hereof hereby agree that the identity of the owner of this Promissory Note and the payee entitled to receive payments of principal and interest pursuant to this Promissory Note shall be reflected upon books maintained by Resort Communications, Inc., the "Custodian" on behalf of maker for such purpose, and that all transfers, including pledges, of the ownership of this Promissory Note, or any interest therein, must be reflected in a book entry in the record of ownership maintained by Custodian that identifies the owner of this Promissory Note or any interest therein. For purposes of this paragraph, a "book entry" is defined as a written record of ownership (maintained on paper and/or in magnetic or electronic media) that identifies the holder of an interest in the obligations represented by this Promissory Note. This Promissory Note may not be endorsed in blank, made payable to bearer or otherwise be transferred in such a manner that the Promissory Note could be come a bearer instrument.

     (q) To the extent that the Instrument is made by a Mexican resident, such Instrument is endorsed with the following form of endorsement:

     Douglas Y. Bech,  en mi  caracter de  apoderado  de la
     sociedad [CR Resorts  Puerto  Vallarta,  S. de R.L. de
     C.V., / CR Resorts Los Cabos,  S. de R.L. de C.V. / CR
     Resorts  Cancun,   S.  de  R.L.  de  C.V.]  endoso  en
     propiedad este pagare  suscrito por el Sr.  __________
     y la Sra.  __________,  a  favor  de la  sociedad  [CR
     Resorts Puerto  Vallarta  Timeshare  Trust, S. de R.L.
     de C.V., / CR Resorts  Cabos  Timeshare  Trust,  S. de
     R.L. de C.V. / CR Resorts Cancun  Timeshare  Trust, S.
     de R.L. de C.V.],  cuyo domicilio es Blvd. Adolfo Ruiz
     Cortinez,   No.  3642,  Piso  7,  Col.   Jardines  del
     Pedregal, 01900, Mexico, D.F.


     Mexico,  D.F. a los ___ dias del mes de  __________ de
     1999.



     Sr. Douglas Y. Bech

     Douglas Y. Bech, en mi caracter de apoderado de la sodiedad [CR Resorts Puerto Vallarta Timeshare Trust,
     S.  de R.L.  de  C.V.  / CR  Resorts  Cabos  Timeshare
     Trust,  S.  de  R.L.  de  C.V.  /  CR  Resorts  Cancun
     Timeshare Trust, S. de R.L. de C.V.], endoso en propiedad este pagare suscrito por el Sr. __________ y Sra. __________, a favor de la sociedad FINOVA
     Capital  Corporation,  cuyo  domicilio  es  7272  East
     Indian  School Road,  Suite 410,  Scottsdale,  Arizona
     85251, Estados Unidos de America.

     Mexico,  D.F.,  a los ___ dias del mes de  _______  de
     1999.



     Sr. Douglas Y. Bech

                                    EXHIBIT B

                             PERMITTED ENCUMBRANCES

                                 Puerto Vallarta

1.   Taxes which are not yet due and payable.

2. Proceedings by a public agency which may result in taxes (taxes, and any other type of contributions, interest, actualization and penalties collectively referred to herein as "Taxes") or assessments, or notice of such proceedings including but not limited to taxes derived out of the mergers and spin-offs associated with this transaction, unless shown by the records of such agency or by the public records.

3. No insurance is afforded as to the exact square meters and/or acreage contained in the land described herein.

4.   Water rights or claims or title to water.

5. Any rights in favor of the public to use all or a portion of said land for beach and/or recreational purposes, or any rights, interest or claims which may exist or arise by reason of a portion of said land being used by the public for access to and from the adjoining body of water known as the Pacific Ocean.

6. Any adverse claim based upon the assertion that the same portion of said land is in tide or submerged land, or has been created by artificial means or has accreted to said portion so created.

7. Terms and conditions of that certain Operating Agreement dated March 18, 1998 effective as of August 18, 1997 among Starwood Puerto Vallarta, S. de R.L. de C.V., C.R. Resorts Puerto Vallarta, S. de R.L. de C.V., C.R. Resorts Remainder Company, S. de R.L. de C.V. and Bancomer S.A., Institucion de Banca Multiple, Grupa Financiero Bancomer, Direccion
     Fiduciaria, as trustee, filed as Public Instrument Number 60,299, dated April 22, 1998, granted before Mr. Armando Galvez Perez Aragon, Notary Public Number 103 in and for Mexico City, Federal District, which was recorded with the Puerto Vallarta Real Estate Public Registry under Number 17, Pages 174 to 222, Book Number 29, Section 5 on May 21, 1998.

8. Rights of the holder of any Trust Rights B under the Puerto Vallarta Timeshare Trust.

9. Terms and conditions of the condominium regime created under that certain Condominium Declaration at Public Instrument Number 11,924, dated August 8, 1997, granted before Mr. Carlos Castro Segundo, Notary Public Number 13 of the City of Puerto Vallarta, Jalisco, Mexico.

10. Survey entitled "Levantamiento Topografico" certified on May 7, 1999, pertaining to the real property located at Boulevard Paseo de la Marina Sur No. 205, Puerto Vallarta, Jalisco, Mexico (the "Survey"), shows the following:

     (a) Subject perimeter parcel which contains, the Hotel Condominium Unit, as well as the Timeshare Condominium, as well as the Common Area (the "Units"), all as defined by that certain Condominium Declaration referenced in Item 9 herewith. Said survey shows subject parcel with buildings and improvements thereon all within boundary lines except as follows:

          (i) Encroachment by wall along the southwesterly boundary line into the estimated Federal Maritime Zone (Zona Federal Maritimo Terrestre).

          (ii) Encroachment by a portion of a hotel unit swimming pool onto the insured premises.

     (b) This policy excepts as a result of the matters disclosed by said Survey, all encroachments noted above as well as the following:

          (i) Utility lines and drainage ditches crossing the insured premises for the benefit of other than the Insured, which are not shown on said Survey.

          (ii) No title is insured to that portion of the insured premises lying
               within  the  Federal   Maritime  Zone  (Zona   Federal   Maritimo
               Terrestre).

                             PERMITTED ENCUMBRANCES

                                    Los Cabos

1.   Taxes which are not yet due and payable.

2. Proceedings by a public agency which may result in taxes (taxes, and any other type of contributions, interest, actualization and penalties collectively referred to herein as "Taxes") or assessments, or notice of such proceedings including but not limited to taxes derived out of the mergers and spin-offs associated with this transaction, unless shown by the records of such agency or by the public records.

3. No insurance is afforded as to the exact square meters and/or acreage contained in the land described herein.

4.   Water rights or claims or title to water.

5. Any rights in favor of the public to use all or a portion of said land for beach and/or recreational purposes, or any rights, interest or claims which may exist or arise by reason of a portion of said land being used by the public for access to and from the adjoining body of water known as the Sea of Cortez.

6. Any adverse claim based upon the assertion that the same portion of said land is in tide or submerged land, or has been created by artificial means or has accreted to said portion so created.

7. Terms and conditions of that certain Operating Agreement dated March 18, 1998 effective as of August 18, 1997 among Starwood Los Cabos, S. de R.L. de C.V., C.R. Resorts Cabos, S. de R.L. de C.V., CR Resorts Remainder
     Company, S. de R.L. de C.V., and Bancomer S.A. Institucion de Banca Multiple, Grupo Financiero Bancomer, Direccion Fiduciaria, as trustee, filed as Public Instrument number 60,301 on April 22, 1998, granted before Mr. Armando Galvez Perez Aragon, Notary Public Number 103 in and for Mexico City, Federal District, whch was recorded with the Los Cabos Real Estate Public Registry under Number 42, Volume Number 21, Section 4 on August 10, 1998.

8. Terms and conditions of the condominium regime created under that certain Condominium Declaration at Public Instrument Number 34,708, dated August 12, 1997, granted before Mr. Hector Castro Castro, Notary Public Number 7 of the City of La Paz, Baja California Sur, Mexico.

9. Survey entitled "Levantamiento Topografico" certified on May 7, 1999, pertaining to the real property located at Km. 22.5 de la Carretera Transpenisular Corredor Turistico de Los Cabos, Baja California Sur, Mexico (the "Survey") shows the following:

     (a) Subject perimeter parcel which contains, the Hotel Condominium Unit, as well as the Timeshare Condominium, as well as the Common Area (the "Units"), all as defined by that certain Condominium Declaration referenced in Item 9 herewith. Subject parcel with buildings and improvements thereon all within boundary lines except as follows:

          (i) Encroachment by a portion of the restaurant located in the southwesterly corner of the premises into the Federal Maritime Zone (Zona Federal Maritimo Terrestre).

          (ii) Encroachment by a portion of a pool located in the southeast corner of the premises into Federal Maritime Zona (Zona Federal Maritimo Terrestre).

          (iii)Encroachment by steps and a portion of a pool located in the southerly portion of premises outside of the boundary lines.

          (iv) Encroachment by steps in the southerly portion of the premises into Federal Maritime Zone (Zona Maritimo Terrestre).

     (b) This policy excepts as a result of the matters disclosed by said Survey, all encroachments noted above as well as the following:

          (i) Utility lines and drainage ditches crossing the insured premises for the benefit of other than the Insured, which are not shown on said Survey.

          (ii) No title is insured to that portion of the insured premises lying within the bounds of the Federal Maritime Zone (Zona Federal Maritimo Terrestre).

          (iii) No title is insured lying outside of the property lines.

                             PERMITTED ENCUMBRANCES

                                     Cancun

1.   Taxes which are not yet due and payable.

2. Proceedings by a public agency which may result in taxes (taxes, and any other type of contributions, interest, actualization and penalties collectively referred to herein as "Taxes") or assessments, or notice of such proceedings including but not limited to taxes derived out of the mergers and spin-offs associated with this transaction, unless shown by the records of such agency or by the public records.

3. No insurance is afforded as to the exact square meters and/acreage contained in the land described herein.

4.   Water rights or claims or title to water.

5. Any rights in favor of the public to use all or a portion of said land for beach and/or recreational purposes, or any rights, interest or claims which may exist or arise by reason of a portion of said land being used by the public for access to and from the adjoining body of water known as the Gulf of Mexico.

6. Any adverse claim based upon the assertion that the same portion of said land is in tide or submerged land, or has been created by artificial means or has accreted to said portion so created.

7. Terms and conditions of that certain Operating Agreement dated March 18, 1998 effective as of August 18, 1997 among Starwood Cancun, S. de R.L. de C.V., C.R. Cancun Resorts, S. de R.L. de C.V., C.R. Resorts Remainder Company, S. de R.L. de C.V., and Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero Bancomer, Direccion Fiduciaria, as trustee, filed as Public Instrument Number 60,300, dated April 22, 1998, granted before Mr. Armando Galvez Perez Aragon, Notary Public Number 103 in and for Mexico City, Federal District, which was recorded with the Cancun Real Estate Public Registry under Number 39, Page 487 to 497, Volume number 295,
     Section 1, on June 23, 1998.

8.   Rights  of the  holder of any Trust  Rights B under  the  Cancun  Timeshare
     Trust.

9. Terms and conditions set forth in that certain Concession No. DZF-064/93 that expires on May 14, 2003.

10. Terms and conditions of the condominium regime created under that certain Condominium Declaration at Public Instrument Number 10,973, dated August 11, 1997, granted before Mr. Luis Miguel Camara Patron, Notary Public Number 13 of the City of Cancun, Quintana Roo, Mexico.

11. Survey entitled Linderos Segun Fonatur, Areas Privativas y Construcciones Segun Levantamiento certified on May 7, 1999, pertaining to the real propety located at Boulevard Kukulcan No. 70-71, Cancun, Quintana Roo, Mexico (the "Survey") shows the following:

     (a) Subject perimeter parcel which contains the Hotel Condominium Unit, as well as the Timeshare Condominium, as well as the Common Area (the "Units"), all as defined by that certain Condominium Declaration referenced in Item 10 of Schedule B herewith. Said survey shows subject parcel with buildings and improvements thereon all within boundary lines except as follows:

          (i) Encroachment into the Federal "Safe" Zone (Zona Ganada Al Mar) by decks and a bar along the easterly boundary line.

     (b) This policy excepts as a result of the matters disclosed by said Survey, all encroachments noted above as well as the following:

          (i) Utility lines and drainage ditches crossing the insured premises for the benefit of other than the Insured, which are not shown on said Survey.

          (ii) No title is insured to that portion of the insured premises lying within the Federal "Safe" Zone (Zona Federal Maritimo Terrestre) as shown along the southwesterly boundary line.

                                    EXHIBIT C

                             BORROWER'S CERTIFICATE


     CR Resorts Cancun, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Los Cabos, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Puerto Vallarta, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital and CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital (collectively "Borrower") hereby jointly and severally certify to FINOVA CAPITAL CORPORATION ("Lender") that (i) the total unpaid payments due under the Instruments described in Schedule A attached hereto and by this reference incorporated herein and the unpaid principal balance for each such Instrument is as set forth in Schedule A; and (ii) such Instruments are, individually and collectively, Eligible Instruments.

     Except as otherwise defined herein or the context otherwise requires, all capitalized terms used herein have the meaning given to them in the First Amended and Restated Loan and Security Agreement between Borrower and Lender dated as of ______________, 199____, as it may be from time to time renewed, amended, replaced or restated.

     DATED:  ____________, ______.

     "BORROWER"         CR RESORTS CANCUN, S. de R.L. de C.V., a Mexican limited
                        responsibility corporation with variable capital


                                     By:
                        Type/Print Name:
                             Title:



                        CR RESORTS LOS CABOS, S.de R.L.de C.V.,a Mexican limited responsibility corporation with variable capital


                                     By:
                        Type/Print Name:
                             Title:


                        CR RESORTS PUERTO VALLARTA, S.de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                     By:
                        Type/Print Name:
                             Title:

                        CORPORACION MEXITUR, S de R.L.de C.V., a Mexican limited responsibility corporation with variable capital


                                     By:
                        Type/Print Name:
                             Title:


                        CR RESORTS CANCUN TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                     By:
                        Type/Print Name:
                             Title:



                        CR RESORTS CABOS TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                     By:
                        Type/Print Name:
                             Title:


                        CR RESORTS PUERTO VALLARTA TIMESHARE TRUST, S.de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                     By:
                        Type/Print Name:
                             Title:

                                   EXHIBIT C-1
                            RECEIVABLES RE-ASSIGNMENT

When recorded, mail to:

                          RE-ASSIGNMENT OF INSTRUMENTS

KNOW ALL MEN BY THESE PRESENTS:

     That FINOVA Capital Corporation, a Delaware corporation ("Assignor") for Ten Dollars ($10.00) and other valuable consideration to it in hand, the receipt whereof is hereby acknowledged, does by these presents grant, bargain, sell, assign, transfer and set over unto [Receivables Trustee or Borrower depending upon the nature of Instrument] ("Assignee") Assignee all of Assignor's interest in the Instruments ("Instruments") described in Schedule A attached hereto and by this reference incorporated herein.

     TOGETHER WITH all obligations therein secured, all moneys due and to become due thereunder, and all interest thereon, and all rights arising therefrom.

     This re-assignment is made without recourse and without representation or warranty of any kind, express and implied (except that Assignor has not sold or assigned any interest in or otherwise encumbered the Instruments or other rights being reassigned hereunder).

     IN WITNESS WHEREOF, the Assignor has caused these presents to be executed the ____ day of _________________, 199__.


WITNESS:              "Assignor"

                      FINOVA CAPITAL CORPORATION, a Delaware corporation


                      By:
                          Type/Print Name:
                          Title:


STATE                               OF ___________________) )
County of ____________________)


     I, _______________________, a notary public in and for the State and County aforesaid, do certify that ____________________________________ whose name, as
________________________  of  _____________________,  is signed  to the  writing above, bearing date on the ___ day of ________________________, has acknowledged the same before me in my County aforesaid.

     Given under my hand and official seal this ___ day of ___________________.

     My term of office expires on the ____ day of ____________________.




     Notary Public

                                   SCHEDULE a
                         to RE-assignment of instruments



                  Purchaser

                  Date

                  Original Principal

                  Amount Secured

                                    EXHIBIT D

                               FINOVA BANK ACCOUNT

                                 CITIBANK, N.A.
                               NEW YORK, NEW YORK
                              ACCOUNT NO. 3846-7458
                           OBI REFERENCE: ZOX 3500ZOX
                               ABA NO. 021-000089

                           REFERENCE: RAINTREE/REGINA

                                    EXHIBIT E

                              ADDITIONAL CONDITIONS
                          TO RECEIVABLES LOAN ADVANCES

     (a) a completed and executed "Request for Receivables Loan Advance and Certification," in form and substance identical to Exhibit E-1.

     (b) (i) signed original Instruments which qualify as Eligible Instruments and have been duly and unconditionally endorsed to Lender by Borrower or the Receivables Trustee, as the case may be, (ii) copies of signed receipts for public offering statements/property reports/prospectuses to the extent the same are given or are required to be given to Purchasers in connection with the sales of Time-Share Interests giving rise to such Instruments, (iii) the original Purchase Contracts and copies of credit disclosure statements and other items requested by Lender which were signed by such Purchasers in connection with such sales, and (iv) evidence that all rescission rights have expired and Borrower has Performed all its statutory and contractual obligations with respect thereto.

     (c) a Receivables Assignment in recordable form and otherwise in form and substance identical to Exhibit E 2 to the Loan and Security Agreement, properly completed, executed and acknowledged assigning the Instruments covered by item
(b) above.

     (d) if not previously furnished, evidence satisfactory to Lender that: (i) all Time-Share Interests which are the subject of the Instruments covered by item (b) above have all necessary and promised on-site and off-site improvements thereto and necessary and promised utilities are available; (ii) all Units and amenities which are to be available to Purchasers obligated on the Instruments covered by item (b) above have been completed in accordance with all applicable building codes and are fully furnished, necessarily equipped and will be available for use by Purchasers without disturbance or termination of their use rights so long as they are not in default of their obligations under the Instruments; and (iii) all furnishings in the Units and amenities are owned by the Borrower, free of charges, liens and security interests other than the Permitted Encumbrances.

     (e) if requested by Lender, written confirmation from the Servicing Agent that it has not received notice of any complaint, demand, set-off, or claim by any person, including, without limitation, any Purchaser, with respect to the Instruments covered by item (b) above (other than as to routine matters involving the servicing of an Instrument) and certifying the unpaid total payments due under the unpaid principal balance of such Instruments.

     (f) if requested by Lender in accordance with its normal underwriting procedures, a credit report from a recognized consumer credit reporting agency on each Purchaser obligated under an Instrument covered by item (b) above.

     (g) if requested by Lender,  evidence  reasonably  satisfactory  to it that
there  are  no  conflicting   charges  or  security  interests  claimed  in  the
Receivables Collateral.

     (h) if requested by Lender following a material change of circumstances or not more often than annually at Lender's discretion, an opinion from independent counsel to Borrower satisfactory to Lender with respect to the continued compliance of the Time-Share Project and Borrower's sales and marketing activities with applicable laws, the enforceability of the Instruments and such other matters as Lender shall reasonably require.

     (i) if requested by Lender following a material change of circumstances or not more often than annually at Lender's discretion, an opinion letter from independent counsel to Lender with respect to the continued compliance of the Time-Share Project and Borrower's sales and marketing activities with applicable laws, the enforceability of the Instruments and such other matters as Lender shall reasonably require.

     (j) if requested by Lender, such other items which are reasonably necessary to evaluate the request for the Receivables Loan Advance and the satisfaction of the conditions precedent thereto.

     (k) evidence that the Borrower has delivered to the Receivables Trustee and the Lender a Form W-8 as required under Paragraph 6.1(q)(iii) of the Agreement of which this Exhibit forms a part.

                                   EXHIBIT E-1

                      REQUEST FOR RECEIVABLES LOAN ADVANCE
                                AND CERTIFICATION


     The undersigned ("Borrower") requests FINOVA CAPITAL CORPORATION ("Lender") to make a Receivables Loan Advance in the sum of _____________________________ ______________ UNITED STATES DOLLARS (U.S. $_____________) upon receipt hereof, pursuant to the First Amended and Restated Loan and Security Agreement between such parties dated as of _______________, 19____ (with any amendments, "Agreement").

     Borrower hereby certifies to Lender that (i) the total unpaid payments due under the Instruments for which the requested disbursement of the Receivables Loan is sought and the unpaid principal balance for each such Eligible Instrument is as set forth on Schedule A attached hereto and by this reference incorporated herein; (ii) the Instruments against which the requested disbursement of the Receivables Loan is sought are, individually and collectively, Eligible Instruments; (iii) no material adverse change has occurred in the financial condition or in the business and operations of Borrower since _______________, _____, the date of the last financial statements delivered to Lender; (iv) all representations and warranties contained in the Agreement are true and correct as of the date hereof; (v) neither an Event of Default nor an Incipient Default exists; and (vi) Borrower has Performed and complied with all agreements, covenants and conditions required by the Agreement to be Performed and complied with prior to or at the date of the requested disbursement of the Receivables Loan.

     Except as otherwise defined herein or the context otherwise requires, all capitalized terms used herein have the meaning given to them in the Agreement.

                  DATED:  ________________, ______.

"BORROWER"              CR RESORTS CANCUN, S. de R.L. de C.V., a Mexican limited
                        responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title:


                        CR RESORTS LOS CABOS, S.de R.L.de C.V.,a Mexican limited responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title:

                        CR RESORTS PUERTO VALLARTA, S.de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title:


                        CORPORACION MEXITUR, S.de R.L.de C.V., a Mexican limited responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title:


                        CR RESORTS CANCUN TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title:



                        CR RESORTS CABOS TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title:


                        CR RESORTS PUERTO VALLARTA TIMESHARE TRUST, S. de R.L.de C.V., a Mexican limited responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title:

                                   EXHIBIT E-2

                             RECEIVABLES ASSIGNMENT

              ASSIGNMENT OF INSTRUMENTS AND RECEIVABLES COLLATERAL

KNOW ALL MEN BY THESE PRESENTS:

     That U. S. Trust Company, National Association, as Trustee of the Club Regina Trust I; U.S. Trust Company, a national association, as Trustee of the Club Regina Trust II; U.S. Trust Company, National Association, as Trustee of the Club Regina Trust III; CR Resorts Cancun, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Los Cabos,
S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Puerto Vallarta, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital and CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital (collectively, "Assignor"), as owner of the Instruments ("Instruments") described in Schedule A attached hereto and by this reference incorporated herein, together with all other items of Receivables Collateral pertaining to such Instruments, for Ten Dollars ($10.00) and other valuable consideration to it in hand paid by FINOVA Capital Corporation, a Delaware corporation ("Assignee"), the receipt whereof is hereby acknowledged, does by these presents grant, bargain, sell, assign, transfer and set over unto Assignee all of Assignor's interest in said Instruments and Receivables Collateral pertaining thereto.

     TOGETHER WITH all obligations therein secured, all moneys due and to become due thereunder, and all interest thereon, and all rights arising therefrom.

     For purposes hereof, the term Receivables Collateral shall be as defined in that certain First Amended and Restated Loan and Security Agreement between CR Resorts Cancun, S. de R.L. de C.V., CR Resorts Los Cabos, S. de R.L. de C.V., CR Resorts Puerto Vallarta, S. de R.L. de C.V., Corporacion Mexitur S. de R.L. de C.V., CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V, CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V. and CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., as Borrower and FINOVA Capital Corporation as Lender dated __________, 1999, as amended.

     This Assignment may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties have not signed the same counterpart.

     IN WITNESS WHEREOF, the Assignor has caused these presents to be executed the ___ day of ________________, 199__.


                                   "Assignor"

WITNESS: CR RESORTS CANCUN, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                       By:
                                Type/Print Name:
                                     Title:

WITNESS: CR RESORTS LOS CABOS, S.de R.L.de C.V.,a Mexican limited responsibility corporation with variable capital


                                       By:
                                Type/Print Name:
                                     Title:


WITNESS: CR RESORTS PUERTO VALLARTA, S.de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                       By:
                                Type/Print Name:
                                     Title:


WITNESS: CORPORACION MEXITUR, S.de R.L.de C.V., a Mexican limited responsibility corporation with variable capital




                                       By:
                                Type/Print Name:
                                     Title:


WITNESS: CR RESORTS CANCUN TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                       By:
                                Type/Print Name:
                                     Title:


WITNESS: CR RESORTS CABOS TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                       By:
                                Type/Print Name:
                                     Title:

WITNESS: CR RESORTS PUERTO VALLARTA TIMESHARE TRUST, S.de R.L.de C.V., a Mexican limited responsibility corporation with variable capital


                                       By:
                                Type/Print Name:
                                     Title:


WITNESS: U. S. TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee of the Club Regina Trust I


                                       By:
                                Type/Print Name:
                                     Title:


WITNESS: U. S. TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee of the Club Regina Trust II


                                       By:
                                Type/Print Name:
                                     Title:


WITNESS: U. S. TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee of the Club Regina Trust III


                                       By:
                                Type/Print Name:
                                     Title:



STATE OF _____________         )
                               ) ss.
County of ______________       )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________ of CR Resorts Cancun, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.


                                  Notary Public in and for said State and County
My commission expires:

STATE OF _____________         )
                               ) ss.
County of ______________       )

                  The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________,
the  __________________________  of CR Resorts Los Cabos,  S. de R.L. de C.V., a
Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.


                                  Notary Public in and for said State and County

My commission expires:





STATE OF _____________         )
                               ) ss.
County of ______________       )

     The foregoing instrument was acknowledged before me this _____ day of ________________________, 1999, by _______________________________________, the
__________________________ of CR Resorts Puerto Vallarta, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.


                                  Notary Public in and for said State and County

My commission expires:





STATE OF _____________         )
                               ) ss.
County of ______________       )

     The foregoing instrument was acknowledged before me this _____ day of ________________________, 1999, by _______________________________________, the
__________________________ of Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.


                                  Notary Public in and for said State and County

My commission expires:

STATE OF _____________         )
                               ) ss.
County of ______________       )

     The foregoing instrument was acknowledged before me this _____ day of ________________________, 1999, by _______________________________________, the
__________________________ of CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.


                                  Notary Public in and for said State and County

My commission expires:





STATE OF _____________         )
                               ) ss.
County of ______________       )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________ of CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.


                                  Notary Public in and for said State and County

My commission expires:



STATE OF _____________         )
                               ) ss.
County of ______________       )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________ of CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.


                                  Notary Public in and for said State and County

My commission expires:

STATE OF _____________         )
                               ) ss.
County of ______________       )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________ of U. S. Trust Company, National Association, as Trustee of the Club Regina Trust I, on behalf thereof. He/She is personally known to me or has produced __________________________ as identification.


                                  Notary Public in and for said State and County

My commission expires:



STATE OF _____________         )
                               ) ss.
County of ______________       )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________ of U. S. Trust Company, National Association, as Trustee of the Club Regina Trust II, on behalf thereof. He/She is personally known to me or has produced __________________________ as identification.


                                  Notary Public in and for said State and County

My commission expires:



STATE OF _____________         )
                               ) ss.
County of ______________       )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________ of U. S. Trust Company, National Association, as Trustee of the Club Regina Trust III, on behalf thereof. He/She is personally known to me or has produced __________________________ as identification.


                                  Notary Public in and for said State and County

My commission expires:

                                   SCHEDULE a
                          to assignment of instruments



                  Purchaser

                  Date

                  Original Principal

                  Amount Secured

                                    EXHIBIT F

                       REQUEST FOR INVENTORY LOAN ADVANCE
                                AND CERTIFICATION

     The undersigned ("Borrower") requests FINOVA CAPITAL CORPORATION ("Lender") to make an Inventory Loan Advance in the sum of ______________________________ UNITED STATES DOLLARS (U.S. $__________) upon receipt hereof, pursuant to the First Amended and Restated Loan and Security Agreement between such parties dated as of ____________________, 19___ (with any amendments, "Agreement").

     Borrower hereby certifies to Lender that (i) the total aggregate number of unsold Time-Share Interests as of the date hereof as __________; (ii) no material adverse change has occurred in the financial condition or in the business and operations of Borrower since __________, _____, the date of the last financial statements delivered to Lender; (iii) all representations and warranties contained in the Agreement are true and correct as of the date hereof; (iv) neither an Event of Default nor an Incipient Default exists; and
(v) Borrower has Performed and complied with all agreements, covenants and conditions required by the Agreement to be Performed and complied with prior to or at the date of the requested disbursement of the Receivables Loan.

     Except as otherwise defined herein or the context otherwise requires, all capitalized terms used herein have the meaning given to them in the Agreement.

                  DATED:  ____________________.

"BORROWER"
                    CR RESORTS CANCUN, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title:


                    CR RESORTS LOS CABOS, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title:


                    CR RESORTS PUERTO VALLARTA, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title:

                    CORPORACION MEXITUR, S de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title:


                    CR RESORTS CANCUN TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title:



                    CR RESORTS CABOS TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title:


                    CR RESORTS PUERTO VALLARTA TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                             By:
                                Type/Print Name:
                                     Title: